Exhibit 10.40

FIRST AMENDED AND RESTATED EXECUTION VERSION

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

FIRST AMENDED AND RESTATED

MASTER SERVICES AGREEMENT
BY AND BETWEEN
SERVICEMASTER CONSUMER SERVICES, L.P.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

This First Amended and Restated Master Services Agreement (“Master Agreement”) is entered into as of November 1, 2010 (the “Effective Date”), between

1.             ServiceMaster Consumer Services, L.P., a Delaware limited partnership (“Customer”)

AND

2.             International Business Machines Corporation, a New York corporation (“Service Provider”).

The Parties agree to the terms and conditions set forth in this Master Agreement (including the Exhibits and Schedules referenced in this Master Agreement), and in each Transaction Document (including the Schedules referenced in each Transaction Document) executed by the Parties and referencing this Master Agreement.  Each Transaction Document, the Schedules and Exhibits referenced in each Transaction Document and this Master Agreement are incorporated into this Master Agreement, and the several Transaction Documents, together with the Schedules attached thereto, and this Master Agreement, together with the Exhibits attached hereto, and the Procedures Manuals and all Change Orders, are herein collectively referred to as the “Agreement.”

Signed for and on behalf of ServiceMaster Consumer Services, L.P.:
By: ServiceMaster Consumer Services, Inc., its General Partner

By:	/s/ Daniel Marks	Date:	11-23-2010
Name:	Daniel Marks
Title:	Chief Information Officer

Signed for and on behalf of International Business Machines Corporation:

By:	/s/ Eusebio Formoso	Date:	11-23-2010
Name:	Eusebio Formoso
Title:	Project Executive

CONFIDENTIAL

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	5.7. Services Not to be Withheld	21

6.	REPRESENTATIONS AND WARRANTIES	22

	6.1. Representations and Warranties of Customer	22
	6.2. Representations and Warranties of Service Provider	22
	6.3. Pass-Through Warranties	24
	6.4. Disclaimer	25

7.	TRANSITION	25

	7.1. Transition and Transformation Plan	25
	7.2. Critical Transition Milestones	25
	7.3. Affected Employees	25

8.	GOVERNANCE	26

9.	RELATIONSHIP PROTOCOLS	26

	9.1. Non-Exclusive; Alternate Service Providers	26
	9.2. Personnel Resources	26
	9.3. Use of Subcontractors	28
	9.4. Compliance With Service Agreements	30
	9.5. Required Consents	30
	9.6. Change Control Procedures	31
	9.7. Inspections and Audits	31

10.	TECHNOLOGY; INTELLECTUAL PROPERTY RIGHTS	36

	10.1. Customer Software	36
	10.2. Service Provider Software	36
	10.3. Service Provider Materials	36
	10.4. Customer Group Materials	37
	10.5. Deliverables	38
	10.6. Additional Licenses to Customer	39
	10.7. Obligations Regarding Materials	41
	10.8. Knowledge Capital	41
	10.9. Limitation on Grants of Rights	42
	10.10. Assignment	42
	10.11. Sale of an Affiliate	42

11.	CONFIDENTIALITY AND DATA	42

	11.1. Company Information	42
	11.2. Obligations	43
	11.3. Exclusions	44
	11.4. Data Ownership; Customer Data	45

	11.5. Loss of or Unauthorized Access to Company Information; Intrusions	45
	11.6. Limitation	46
	11.7. Injunctive Relief	46

12.	TERMINATION	47

	12.1. Termination by Customer	47
	12.2. Termination by Service Provider	49
	12.3. Termination Charges	49
	12.4. Termination Assistance Services	49
	12.5. Other Rights Upon Termination	51
	12.6. Survival of Selected Provisions	52

13.	LIABILITY	52

	13.1. Liability Caps	52
	13.2. Exclusions	53
	13.3. Direct Damages	53
	13.4. Notification Cap	54
	13.5. Remedies	55

14.	INDEMNITIES	55

	14.1. Indemnity by Service Provider	55
	14.2. Indemnity by Customer	57
	14.3. Indemnification Procedures	59

15.	INSURANCE AND RISK OF LOSS	60

	15.1. Service Provider Insurance	60
	15.2. Risk of Property Loss	62
	15.3. Waiver of Subrogation	62

16.	DISPUTE RESOLUTION	63

	16.1. Disputes in General	63
	16.2. Continued Performance	63
	16.3. Exceptions to Dispute Resolution Procedures	63
	16.4. Governing Law	63

17.	GENERAL	63

	17.1. Relationship of Parties	63
	17.2. Entire Agreement, Updates, Amendments and Modifications	64
	17.3. Force Majeure	64
	17.4. Waiver	65
	17.5. Severability	65
	17.6. Counterparts	65

17.7. Binding Nature and Assignment	65
17.8. Notices	66
17.9. No Third Party Beneficiaries	67
17.10. Rules of Construction	68
17.11. Further Assurances	68
17.12. Expenses	68
17.13. Savings Clause	68
17.14. Jury Trial Waiver	69
17.15. Currency	69
17.16. Consents and Approvals	69
17.17. Professional Advice	69
17.18. Resale	69

EXHIBITS TO THE MASTER AGREEMENT

Exhibit

1              Definitions [portions omitted]

2              List of Transaction Document Schedules [portions omitted]

3              Form of Transaction Document [portions omitted]

4                                          Governance and Change Control [portions omitted]

5              [Reserved]

6              Form of Auditor Confidentiality Agreement

7              Dispute Resolution Procedures [portions omitted]

8              Procedures Manual Requirements [portions omitted]

9              Customer Security Requirements [portions omitted]

10            Market Currency Procedures [portions omitted]

10.1         Benchmarking Services Agreement [portions omitted]

11            Policies [portions omitted]

12            Form of Business Associate Agreement

13            Customer Competitors [portions omitted]

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1.                                       PURPOSE AND STRUCTURE OF AGREEMENT

1.1.              Purpose of Agreement

(a)                          Generally.

(i)                             Customer and Service Provider are Parties to a Master Services Agreement and a related Transaction Document No. 1, dated as of December 11, 2008 (the “Original Agreement”) providing for the delivery by Service Provider of certain services to the Customer Group.  The Parties have agreed to amend and restate the Original Agreement as set forth in this Master Agreement and a related First Amended and Restated Transaction Document No. 1.   .

(ii)                          Service Provider has successfully developed, implemented and provided the Services or services similar to the Services to Third Party customers of Service Provider on a scale similar to or larger than contemplated by this Agreement; has the trained personnel and the business processes and systems necessary to provide the Services to the Customer Group; and desires to provide such Services to the Customer Group.

(iii)                       The purposes and objectives of Service Provider and Customer for entering into the Agreement include:  (A) reducing the costs to Customer of the activities encompassed by the Services while measurably improving the quality of the performance of such activities including through the application of Service Provider’s expertise and best practices; (B) increasing the flexibility and scalability of resources available to Customer; (C) increasing the speed of execution of new initiatives relating to the Services; and (D) better aligning the support functions comprising the Services with core business operating needs.

(b)                         Construction of this Section.  The provisions of this Section 1.1 are intended to be a statement of the purposes and objectives of the Agreement and are not intended to alter the plain meaning of the terms and conditions of the Agreement or to require either Party to undertake performance obligations not required by the Agreement.  To the extent that the terms and conditions of the Agreement are unclear or ambiguous, such terms and conditions are to be interpreted and construed consistent with the purposes set forth in this Section 1.1.

1.2.              Structure of Agreement

(a)                          Components of the Agreement.  The Agreement consists of:

(i)                             the provisions set forth in this Master Agreement and the Exhibits herein;

(ii)                          the initial Transaction Document(s) for procurement of Services executed simultaneously with this Master Agreement and the Schedules referenced herein; and

(iii)                       any subsequent Transaction Documents executed by the Parties pursuant to this Master Agreement, including the Schedules referenced in each such Transaction Document.

(b)                         Definitions. In the Agreement (including each Transaction Document and the Schedules thereto), all capitalized terms shall have the meanings set forth in the “Definitions” Exhibit.  Other capitalized terms defined elsewhere in this Agreement shall have the meaning ascribed to such terms when capitalized throughout this Agreement.

(c)                          Transaction Documents.  The Services will be described in one or more Transaction Documents executed by the Parties pursuant to this Master Agreement and are the subject of this Master Agreement.  Each Transaction Document shall be in the form of the “Form of Transaction Document” Exhibit and include the set of Schedules described in the “List of Transaction Document Schedules” Exhibit with such additions and deletions as the Parties may agree.

(d)                         Deviations from Master Agreement, Priority.  In the event of a conflict, the terms of Transaction Documents, including the Schedules referenced therein, shall be governed by the terms of this Master Agreement, including the Exhibits, unless an individual Transaction Document expressly and specifically notes the deviations from the terms of this Master Agreement and Exhibits for the purposes of such Transaction Document on the “Deviations From Terms of Master Agreement” Schedule to such Transaction Document; provided, that the foregoing rule shall not apply to Transaction Document No. 1, the terms of which shall govern this Master Agreement.  In the event of a conflict, the terms of each Transaction Document shall govern the terms of the Schedules referenced therein.  In the event of a conflict, the terms of this Master Agreement shall govern the terms of the Exhibits.  In the event of a conflict, this Master Agreement and its Exhibits and the applicable Transaction Document and its Schedules shall govern any Change Order, unless the Change Order expressly and specifically references the provisions of such documents which are to be superseded or amended.

2.                                       TERM OF AGREEMENT

2.1.              Term of Agreement and Renewal

The Term of the Agreement will begin as of the Effective Date and will terminate upon the latest termination date provided for in an effective Transaction Document, unless earlier terminated or extended in accordance with the provisions of the Agreement.  Customer, at its option exercised by written notice to Service Provider delivered at least ninety (90) days prior to the then-scheduled expiration date, may renew the Term of the Agreement for up to an additional twelve (12) months on the terms, conditions and pricing then in effect (the “Extension Period”).  Customer may exercise its renewal right for the entire twelve (12) month period or in increments of at least six (6) consecutive months each.  Any further renewals of the Term beyond twelve (12) additional months will be at Service Provider’s then applicable commercial terms and conditions, including pricing, or as otherwise agreed between the Parties.

2.2.              Termination Assistance Services

Customer may request and Service Provider will provide the Termination Assistance Services in accordance with Section 12.4 for up to twenty-four (24) months (the “Termination Assistance Period”), upon not less than forty-five (45) days prior written notice before the scheduled termination or expiration of the provision of the Services, or if applicable, upon written notice given within thirty (30) days after the effective date of a notice of termination for any reason by either Party.  Any such Termination Assistance Services shall be on the terms, conditions and pricing in effect at the time of the commencement of such Services.  After the transfer of the Services to Customer or to Customer’s designee, Service Provider shall continue to provide the Termination Assistance Services as requested by Customer for the remainder of the Termination Assistance Period. Notwithstanding anything to the contrary in the Agreement, the Termination Assistance Period shall not continue beyond December 11, 2016, unless otherwise agreed in writing by the Parties, which writing shall specify any changes in the Charges.

3.                                       THE SERVICES

3.1.              Obligation to Provide Services

(a)                          Obligation to Provide Services.  Starting on the Commencement Date of each Transaction Document and continuing during the term of each such Transaction Document, Service Provider shall provide the Services described in each such Transaction Document to, and perform the Services for, the members of the Customer Group in accordance with the applicable Transaction Document and this Agreement.

(b)                         Responsibilities. Service Provider and Customer will perform their respective duties, obligations and responsibilities set forth in the responsibility matrix (“Responsibilities”) included in each Transaction Document as part of the “Services Description” Schedule (each, a “Responsibility Matrix”). Customer’s failure to perform a Responsibility or any other duty, obligation or responsibility inherent in such Responsibility will excuse Service Provider’s obligation to perform its corresponding obligations under this Agreement only if [***] and demonstrates that:  [***], Service Provider will be excused from performance of those Services impacted by Customer’s failure to perform only to the extent that, and for so long as, [***]; provided, that Service Provider takes reasonable steps to mitigate the effects of Customer’s failure to perform.  [***].  In emergency circumstances where written consent is not possible, verbal consent given by Customer is permissible.

(c)                          Additional Affiliates or Other Customer Group Members.  If Customer merges with or otherwise acquires a Person which is a Third Party (a “Customer Acquisition”), then such entity will, subject to the specific restrictions set forth herein, become subject to this Agreement as a member of the Customer Group if requested by Customer in its sole discretion.  If so requested by Customer, such entity will become subject to this Agreement, with all rights and benefits and subject to all obligations of the members of the Customer Group under this Agreement, on the date specified by Customer; provided, that [***] unless Service Provider otherwise agrees.  At Customer’s election, (i) the Services shall be provided to the acquired entity and [***], or (ii) the Parties will renegotiate in good faith all affected Charges to account for any increased or decreased volumes resulting from the integration of such Customer Acquisition in accordance with the Change Control Procedures.  Service Provider acknowledges that the unit charges for affected Resource Units will be reduced as a result of [***] such Customer Acquisition.  If the Customer Acquisition is a party to an agreement with Service Provider and the services under such agreement are integrated with the Services, then any [***].

(d)                         Divestiture of Other Customer Group Members.  If Customer divests any member of the Customer Group or other operation or entity during the Term and Customer desires that Service Provider continue to provide some or all of the Services for such Customer Group member or other operation or entity, Service Provider will continue to provide Customer and/or such divested Customer Group member or other operation or entity with such Services, if such divested Customer Group member or other operation or entity (i) used the Services prior to being divested, and (ii) after being divested, uses either essentially the same Services as before being divested, or otherwise does not require Service Provider to modify its systems or processes used to perform and provide the Services by more than an immaterial amount.  Service Provider shall charge Customer for the continuing performance and delivery of such Services based on the existing charging methodologies for the Charges.  At Customer’s request, if the divested Customer Group member or other operation or entity [***], Service Provider shall enter into a separate agreement with such divested entity for provision of such services on the substantially the same terms as the Agreement, except to the extent that the divested entity and Service Provider agree otherwise.  In such case, this Agreement shall be modified to reflect the reduction in Services and Charges provided to and to be paid by the divested entity under such separate agreement and all liabilities under such separate agreement shall be the sole responsibility of the divested entity.  Service Provider shall not be required to provide the Services to any divested Customer Group member, operation or entity for more than the lesser of [***] following the effective date of such divestiture or the remainder of the Term including any Extension Period.

3.2.              Compliance

(a)                          Generally.  Service Provider shall perform the Services in compliance with:

(i)                             the Agreement, including the Procedures Manuals;

(ii)                          all Laws applicable to Service Provider as a provider of information technology and personnel to perform information technology and business process outsourcing, including those Laws which regulate the transport of Customer Data by Service Provider and its subcontractors between the United States and Service Provider Locations outside the United States and among any such Locations;

(iii)                       all Customer Compliance Directives; and

(iv)                      all policies and procedures of general application of the Customer Group as set forth in the “Policies” Exhibit, as published by Customer from time to time and delivered to Service Provider, subject to the Change Control Procedures, and paragraph (e) below, Sections 3.6 and 3.7, as applicable.  For the avoidance of doubt, the Change Control Procedures shall govern the method of implementation and pricing with respect to such implementation, but will not grant Service Provider any right to refuse to implement changes to Customer’s policies and procedures.

(b)                         Customer Compliance Directives.  From time to time Customer may instruct Service Provider in writing as to the manner of Service Provider’s performance of the Services so as to enable the Customer Group to comply with any Laws (including any guidance, bulletins, white papers, pronouncements, reports or similar communications issued by any Governmental Authority or applicable self-regulatory or industry body (including the PCI Security Standards Council), whether or not such guidance, bulletins, white papers, pronouncements, reports or similar communications have the force of law, to the extent determined by Customer in its sole discretion) applicable to the portion of the operations of the Customer Group performed by Service Provider as part of the Services, (collectively, the “Customer Compliance Requirements”).  Such instructions are referred to as “Customer Compliance Directives.”  Service Provider is authorized to act and rely on, and shall promptly implement, each Customer Compliance Directive in the performance and delivery of the Services, subject to the Change Control Procedures, and paragraph (e) below, Sections 3.6 and 3.7, as applicable.  Customer may also notify Service Provider of any Customer Law or changes in the Customer Laws that are applicable to the Services and Service Provider shall work with Customer to the extent necessary to identify the impact of such Customer Law or changes in the Customer Laws on the Services and suggest changes to the Services to address the Customer Law or changes in the Customer Law.  All changes shall be subject to Change Control Procedures, and paragraph (e) below, Sections 3.6 and 3.7, as applicable.  For the avoidance of doubt, the Change Control Procedures shall govern the method of implementation and pricing with respect to any Customer Compliance Directives, but will not grant Service Provider any right to refuse to implement such Customer Compliance Directives.  In addition, Service Provider shall notify Customer if Service Provider personnel performing the Services have actual knowledge of any failure of the Services to comply with the Customer Compliance Requirements of which Service Provider personnel has actual knowledge and cooperate with Customer to resolve such noncompliance.

(c)                          Development and Maintenance of Procedures Manual.  The operational policies and procedures applicable to the provision of the Services described in each Transaction Document shall be set forth in an operational Procedures Manual (or Process Interface Manual) to be developed by Service Provider in accordance with the “Procedures Manual Requirements” Exhibit and the “Transition and Transformation Plan” Schedule, subject to the review and written comment of Customer (each, a “Procedures Manual” or “PIM”).  Service Provider will incorporate all reasonable comments of Customer; provided, that in the case of procedures that are related to Customer Compliance Directives or Customer Compliance Requirements, or will likely have the effect of increasing the Charges or Customer’s retained costs, as reasonably demonstrated by Customer, Customer shall have the right to approve such procedures and any changes to such procedures, which approval will not be unreasonably withheld.  Service Provider will be responsible for the accurate and proper preparation of the Procedures Manuals and will prepare and provide to Customer, in both print and electronic formats, proposed updates thereto as necessary to reflect any substantive changes therein or improvements thereto within a reasonable time prior to the implementation of such changes.  The processes and procedures contained in the Procedures Manuals shall include such detail and be of such quality as to reasonably ensure that the Services could be performed accurately and in a timely manner by an unrelated Third Party. Either Party may, from time to time, request updates or amendments to the Procedures Manuals.  Service Provider will perform its obligations under this Section 3.2(c), at no additional cost to Customer.

(d)                         Security Requirements.  Customer’s requirements for logical security applicable to Service Provider’s delivery of the Services and Customer’s guidelines for physical security at the Locations are set forth in the “Customer Security Requirements” Schedule to the applicable Transaction Document (the “Security Requirements”), with which Service Provider shall comply.  Customer may notify Service Provider in writing from time to time of changes, updates, modifications or amendments of the Security Requirements and Service Provider shall comply with such updated Security Requirements, subject to the Change Control Procedures, and paragraph (e) below, Sections 3.6 and 3.7, as applicable.  For the avoidance of doubt, the Change Control Procedures shall govern the method of implementation and pricing of such changes, updates, modifications and amendments, but will not grant Service Provider any right to refuse to implement them.

(e)                          Regulatory Changes.  To the extent that Service Provider must change the Services as result of changes in its compliance requirements referred to in Section 3.2(a)(ii), Service Provider shall notify Customer of such changes as far in advance as reasonably practical and shall implement such changes [***] using the Change Control Process, if applicable.  Service Provider shall, with Customer’s direction and approval, conform the Services in a timely manner to any change in Customer Compliance Requirements as instructed by Customer pursuant to a Customer Compliance Directive.  Implementation of such Customer Compliance Directive [***]. With respect to new or revised Customer Compliance Directives that implement Customer Compliance Requirements that are unique to the Customer Group and require more than de minimis changes in the Services or increases in the resources required to perform the Services, the Charges may be adjusted pursuant to the Change Control Procedures.  Such changes and adjustments shall:  (i) be integrated in a cost-effective manner and without disruption of Customer’s ongoing operations (as modified by such changes); (ii) equitably account for [***] any changes in the Services or Service Levels resulting from such changes; and (iii) provide modified Charges [***].  If implementation of such changes in Customer Compliance Directives and the resulting changes and adjustments represent [***].

3.3.              Performance and Service Levels

Service Provider agrees that the performance of the Services will meet or exceed each of the applicable Service Levels set forth in the “Service Level Agreement” Schedule to a Transaction Document, subject to the limitations and in accordance with the provisions set forth in the Agreement and the applicable Transaction Document and “Service Level Agreement” Schedule.

3.4.              Step-In Rights

(a)                          Subject to Section 3.4(n), Customer shall be entitled to exercise, in its sole discretion and in addition to any other remedies it may have, the Step-In Rights set forth in this Section below (the “Step-In Rights”) if:

(i)                             as a result of Service Provider’s failure in the performance of its obligations under this Agreement, Customer has the right to terminate the Agreement or the applicable Transaction Document in whole or with respect to the affected Services in accordance with Sections 12.1(a) (Material Breach), 12.1(c) (Persistent Breach), 12.1(d) (Failure of Critical Services) or 12.1(j)(Transition Failure); or

(ii)                          Customer determines in good faith that a Force Majeure Event affecting Service Provider creates an immediate and material threat either to the business and/or to the operational effectiveness of the Customer Group;

and, in each case, Customer believes in good faith that there are no other alternative methods to assure the proper performance of the Services in the time available.

(b)                         Customer may exercise the Step-In Rights by providing Service Provider notice in writing of the following:  (i) the affected Services and the action Customer proposes to take; (ii) the reason for such action; (iii) the date Customer wishes to commence such action; (iv) the time period which Customer believes will be necessary for such action; (v) whether Customer then intends a Third Party to exercise such Step-In Rights on its behalf or to assist in it exercising such Step-In Rights; and (vi) to the extent practicable, the effect on Service Provider and its obligation to provide the Services during the period such action is being taken (the “Step-In Notice”).

(c)                          As soon as practicable following receipt of the Step-In Notice, the Contract Managers shall meet to discuss the potential exercise of the Step-In Rights and:

(i)                             any alternative course of action which Service Provider may undertake to remedy the event giving rise to the Step-In Rights; and

(ii)                          the manner in which Customer shall exercise its Step-In Rights, including how it will engage any Third Party to act on its behalf.

(d)                         Customer may immediately exercise its Step-In Rights and take the actions set forth in the Step-In Notice and any consequential additional action as it believes is necessary to assure the proper performance of the Services, if the Contract Managers fail to reach agreement within (i) the period specified in the “Disaster Recovery Requirements” Schedule for full recovery of the Services covered by the Step-In Notice if such Services were affected by a disaster, or (ii) if no such period is specified, four (4) Business Days.  Service Provider shall give all reasonable assistance to Customer while it is exercising its Step-In Rights.  In addition, prior to the exercise of the Step-In Rights, Service Provider shall cooperate with Customer as reasonably requested in connection with the Customer Group’s efforts to mitigate harm to its operations resulting from the circumstances described in the Step-In Notice.

(e)                          If Customer engages a Third Party in exercising its Step-In Rights, Customer shall procure that such Third Party complies with Customer’s obligations of confidentiality under this Agreement.  Any such Third Party shall abide by Service Provider’s security and health and safety requirements of general application while on Service Provider’s premises or Locations.

(f)                            Customer shall use, and shall procure that any Third Party engaged by it in relation to its exercise of Step-In Rights hereunder uses, when exercising those rights, reasonable efforts not to disrupt any other Services provided by Service Provider; and

(g)                         Service Provider shall [***] in relation to which Customer has exercised its Step-In Rights during the period that it is exercising such rights.

(h)                         During the period in which Customer is exercising its Step-In Rights, [***].  If Customer requests the use of any additional assets, resources or employees of Service Provider, [***].

(i)                             If the exercise of Step-In Rights by Customer prevents Service Provider from providing any part of the Service (for purposes of this paragraph, the “Affected Services”), Service Provider shall be relieved of its obligations to provide the Affected Services.

(j)                             Customer’s Step-In Rights will cease on the earlier of: [***], unless otherwise mutually agreed between the Parties.

(k)                          Before ceasing to exercise the Step-In Rights, Customer shall notify Service Provider in writing specifying the date of such cessation (the “Step-out Notice”).

(l)                             Service Provider will, following receipt of a Step-Out Notice, meet with Customer to discuss the findings of Customer as a result of the exercise of its rights hereunder. Following that meeting Service Provider will develop a plan to deliver the Services in accordance with the Agreement (which it will provide to Customer within ten (10) Business Days of the meeting) and will devote sufficient resources to implement the plan.  On the cessation date indicated in the Step-out Notice, Service Provider will recommence performance of the Services in accordance with the Agreement.

(m)                       Customer’s Step-In Rights shall not be applicable to IBM Shared Services Centers.

(n)                         Customer’s rights and remedies under this Section 3.4 shall be in addition to any other remedies Customer may have in connection with the circumstances giving rise to Customer’s exercise of its Step-In Rights.

3.5.              Disaster Recovery Services

(a)                          Service Provider shall, from the applicable Commencement Date for Disaster Recovery Services, provide Disaster Recovery Services under a Transaction Document in accordance with the “Disaster Recovery Requirements” Schedule to a Transaction Document.

(b)                         After initial acceptance by Customer of the Disaster Recovery Plan and any related systems, Service Provider will perform testing of the Disaster Recovery Plan at least once per Contract Year and promptly provide Customer with the results of such tests.  Customer will be permitted, in its discretion, to participate in such tests.  Service Provider will select the test times at its sole discretion.  If the Disaster Recovery Plan fails to meet the success criteria set forth in the applicable “Disaster Recovery Requirements” Schedule to any Transaction Document (“DRP Success Criteria”), Service Provider will promptly remedy any identified failures and within thirty (30) days of the initial test, or as otherwise agreed by Customer, conduct another test of the Disaster Recovery Plan.  If, [***] (a “DR Test Failure”), then Customer may [***].

(c)                          Service Provider shall immediately notify Customer of the occurrence of circumstances that may constitute a disaster.  Upon Customer’s determination of a disaster and request to Service Provider, Service Provider shall promptly implement the Disaster Recovery Plan.  During any disaster, Service Provider will notify Customer daily of the status of the disaster.

(d)                         Either Party may retain a Third Party to provide or restore Services in the event that a disaster prevents performance of the Services in accordance with the Agreement for longer than the recovery time objectives or other time periods set forth in the applicable “Disaster Recovery Requirements” Schedule, [***] during such time.  Customer will use commercially reasonable efforts to minimize the charges to be incurred for such replacement services.  Customer will [***] during such time.

(e)                          Upon conclusion of a disaster, Service Provider will as soon as reasonably practicable, provide Customer with an incident report detailing the reason for the disaster and all actions taken by Service Provider to resolve the disaster.

3.6.              Additional Services.

(a)                          Upon the written request of Customer, Service Provider shall provide Additional Services to the Customer Group.

(b)                         Within thirty (30) days of its receipt of a request from Customer for Additional Services pursuant to Section 3.6(a), Service Provider shall prepare and deliver to Customer a written offer to perform the Additional Services in the manner lawfully specified by Customer, which proposal shall include the following:

(i)                             a detailed description of the implementation services and on-going services that Service Provider anticipates performing in connection with such Additional Services;

(ii)                          a commercially reasonable schedule and Transition and Transformation Plan for implementing the Additional Services (if the Additional Services are necessary to enable the Customer Group to comply with any Law, then, to the extent commercially reasonable, such schedule shall provide for implementation of such Additional Services in a manner to enable timely compliance by the Customer Group with such Law; Service Provider shall notify Customer as soon as practicable if it determines that it will not be able to implement the Additional Services to enable such timely compliance and shall use commercially reasonable efforts to identify and propose to Customer an alternative method of enabling such compliance);

(iii)                       Service Provider’s proposed charges for such Additional Services in accordance with Section 3.6(d), including a detailed breakdown of any such charges (which shall be quoted as a fixed fee and/or on a “time and materials” basis reflecting Service Provider’s Hourly Rates, as requested by Customer);

(iv)                      to the extent applicable, an estimate of Service Provider’s skills necessary to provide such Additional Services, including implementation and on-going services;

(v)                         to the extent applicable, a description of any new or additional Software, tools, Equipment or other resources required for Service Provider to implement and provide such Additional Services;

(vi)                      Service Provider’s proposed acceptance test criteria, procedures, Service Levels, and Service Level Credits for such Additional Services, each of which shall be commercially reasonable;

(vii)                   the name and title of Service Provider employee who would serve as project manager in connection with the implementation of such Additional Services;

(viii)                a statement of the anticipated effects of the Additional Services on the performance of the existing Services;

(ix)                        alternative methods of providing the Additional Services in a more cost-effective or otherwise more advantageous manner; and

(x)                           any other information reasonably requested by Customer.

(c)                          Upon Customer’s written acceptance of Service Provider’s proposal to perform Additional Services, which acceptance must be provided to Service Provider within sixty (60) days of Customer’s receipt of a proposal in accordance with Section 3.6(b), Service Provider will prepare and the Parties will execute a Change Order reflecting the terms of their agreement with respect to such Additional Services consistent with this Section 3.6.

(d)                         Except as the Parties may otherwise agree in writing, Service Provider’s charges for the Additional Services shall be established as follows:

(i)                             with respect to the implementation of any Additional Services, Service Provider shall implement such Additional Services, including making any necessary changes to the Services and the related systems used by Service Provider to perform the Services, and Customer shall pay [***] charges for such implementation; and

(ii)                          with respect to Additional Services that require the on-going application of resources of Service Provider following implementation of such Additional Services, the Charges shall be adjusted [***].

Any Dispute with respect to the applicability, amount or [***] of any charges payable by Customer pursuant to this subsection (d) may, at the option of either Party, be resolved in accordance with the expedited dispute resolution process set forth in the “Dispute Resolution Procedures” Exhibit.  If any Dispute arises as to whether the services requested are Additional Services [***], then Customer shall pay to Service Provider [***], until such Dispute is resolved and shall have no obligation to pay any other additional charges for the disputed services until such resolution has occurred.  Within ten (10) days following resolution of such Dispute, the applicable Party shall pay to the other Party all amounts determined to be due, plus interest at the rate of [***] per annum (but not exceeding the maximum rate permitted by Law in any case), from the date such amounts were paid (in the case of amounts to be repaid to Customer) or the date on which such amounts originally would have been due (in the case of amounts to be paid to Service Provider).  Service Provider shall perform the requested services in full until such Dispute is resolved.

(e)                          Notwithstanding anything to the contrary in Section 3.6(d), if the Parties execute a Change Order with respect to any Additional Services in accordance with Section 3.6(c), the charges that apply to such Additional Services shall be those set forth in such Change Order.  However, if Service Provider fails to prepare and deliver to Customer a proposal in accordance with Section 3.6(b) upon receipt of a request from Customer pursuant to Section 3.6(a) with respect to any Additional Services, or if Service Provider refuses to execute a Change Order with respect to any Additional Services in accordance with Section 3.6(c), Service Provider shall nevertheless be required to provide the Additional Services pursuant to Section 3.6(a) in exchange for charges determined pursuant to Section 3.6(d), provided, that Service provider has the technical capability and resources to perform such Additional Services.

3.7.              New Services.

(a)                          The Parties may agree pursuant to the Change Control Procedure that Service Provider will provide New Services to the Customer Group.  New Services may be activities that are performed on an on-going basis for the remainder of the Term or activities that are performed on a one-time or a project basis.  Further, Customer’s request for a New Service may include a request for Service Provider to correspondingly reduce or eliminate one or more existing elements of the Services then being provided under this Agreement that are being replaced by the New Services.

(b)                         Service Provider will not begin performing any New Service until the Parties have agreed upon the terms and conditions of such New Service pursuant to the Change Control Procedure.  Upon the Parties’ execution of a Change Order pursuant to such Change Control Procedure in accordance with the foregoing sentence with respect to any New Services, such New Services shall be included within the scope of the Services to the same extent and in the same manner as if specifically described in the “Services Description” Schedule.

(c)                          The Parties agree that changes during the Term in functions, responsibilities, activities, tasks and projects that are within the scope of the Services will not be deemed to be Additional Services or New Services if such functions, responsibilities, activities, tasks and projects evolved or were supplemented and enhanced during the Term by Service Provider in its sole discretion.

3.8.              Service Provider to Provide and Manage Necessary Resources

Except as otherwise expressly provided in the Agreement or an applicable Transaction Document, Service Provider will have the responsibility and obligation to provide and administer, manage, support, maintain and pay for all resources (including personnel, hardware, software, facilities, services and other items, however described) necessary or appropriate for Service Provider to provide, perform and deliver the Services as described in the Agreement.

3.9.              Reports

Service Provider will provide those reports identified in this Agreement, the Transaction Documents and in the “Reports” Schedule to a Transaction Document, and such additional reports as agreed by the Customer Contract Manager and the Service Provider Contract Manager during the Transition period and from time to time during the Term (“Reports”), in accordance with the requirements (including any timing requirements) set forth in the Transaction Documents and in the “Reports” Schedule to a Transaction Document.

3.10.        Locations

(a)                          Location Designation and Changes.

(i)                             Service Provider shall provide the Services at the Customer Locations specified in the “Locations” Schedule to a Transaction Document.  The Parties shall use the Change Control Procedure to add, change and delete such Customer Locations.  For the avoidance of doubt, the Change Control Procedures shall govern the method of implementation and pricing with respect to any Customer Location Change, but will not grant Service Provider any right to refuse to implement such Customer Location Change. Customer agrees that it will notify Service Provider no less than one hundred and twenty (120) days in advance of any proposed Customer Location Change, unless under the circumstances it is not possible to do so, in which case Customer will notify Service Provider as soon as possible.

(ii)                          Service Provider shall provide the Services from the Service Provider Locations specified in the “Locations” Schedule to a Transaction Document.  Service Provider agrees that it will notify Customer no less than one hundred and twenty (120) days in advance of any proposed Service Provider Location Change, unless such change is necessary to maintain continuity of

Services in response to a disaster or other emergency and it is impossible to do so, in which case Service Provider will notify Customer as soon as possible.  In any case, a Service Provider Location Change will require Service Provider to provide to Customer with such notice, an analysis of the operational, technical, security, regulatory and other effects of such Service Provider Location Change on the Services and the operations of the Customer Group.  Service Provider shall [***], except as otherwise agreed by the Parties.  Customer shall have the right to approve any Service Provider Location Change that [***].  Customer may withhold its approval, in its sole discretion, of any Service Provider Location Change that would result in either of the effects described in clauses (B) and (C) of the preceding sentence.  All Service Provider Location Changes shall be subject to the Change Control Procedure; provided, that the Change Control Procedure shall govern the method of implementation, but shall not provide Customer any approval right with respect to a Service Provider Location Change, except as provided above.

(b)                         Use of Customer Facilities.  Service Provider may, to the extent set forth in the “Customer Facilities” Schedule occupy space at a Customer facility, subject to the following:

(i)                             Service Provider may occupy such space solely for purposes of providing the Services and not for the provision or marketing of services to other customers or clients of Service Provider.

(ii)                          Customer agrees to supply reasonable office services and supplies, such as water, sewer, heat, lights, air conditioning, electricity and office equipment for Service Provider employees occupying such space to the extent set forth in the applicable Transaction Document; provided, however, that Service Provider personnel will supply their own cell phones, pagers, computers and printers.  Office space will be provided in accordance with Customer’s space standards, which Customer may revise from time to time in its sole discretion.  Charges to Service Provider for such services and office space, if any, shall be set forth in the “Charges” Schedule to the applicable Transaction Document.

(iii)                       Service Provider will be responsible for the conduct, welfare and safety of its employees, subcontractors and agents while in Customer facilities and will take all reasonable precautions to prevent the occurrence of any injury to persons or property or any interference with Customer’s operations while occupying such space.

(iv)                      When working at any Customer facility, Service Provider personnel will comply with Customer’s standard workplace security, administrative, safety and other rules, regulations, policies and procedures, including the Security Requirements, applicable to Customer’s own employees and communicated to Service Provider.  Customer will make such policies and procedures available to Service Provider and will notify Service Provider of any subsequent modifications or amendments thereto.

(c)                          Shared Service Locations.  If Service Provider provides the Services to Customer from a Location that is shared with a Third Party or Third Parties or from a Location from which Service Provider provides services to a Third Party or Third Parties, then Service Provider shall share with Customer its process to restrict access in any such shared environment to Customer’s Company Information and shall implement such process during the Term.

4.                                       CHARGES; NEW SERVICES; INVOICES; AND PAYMENTS

4.1.              Charges

Customer agrees to pay to Service Provider the Charges as specified in the “Charges” Schedule to a Transaction Document, together with the other amounts as described in this Section 4.

4.2.              Taxes

(a)                          Responsibility.  Customer shall be responsible for Taxes imposed on, based on, or measured by any consideration for any provision of services or transfer of property by Service Provider to Customer pursuant to this Agreement.  Customer shall not be responsible for (i) any taxes not within the scope of the term Taxes as defined in this Agreement, or (ii) any Taxes on any amounts (including taxes) that are previously paid or incurred by Service Provider and that are passed through to and reimbursed by Customer or that are paid directly by Customer to a Third Party service provider.  Service Provider shall be responsible for all Taxes that are imposed on Service Provider’s acquisition, ownership, or use of property or services in the course of providing property or services to Customer, it being understood and agreed that this provision shall not relieve Customer of its responsibility and liability for Taxes under this Section 4.2 that are imposed upon any transfer or lease of such property from Service Provider to Customer.

(b)                         Exemptions.  Notwithstanding anything to the contrary in this Agreement, Customer will not pay or reimburse Service Provider for any Taxes related to the provision of goods or services for which Customer provides Service Provider with a valid and applicable exemption certificate, multi-state benefit certificate, resale certificate, or other reasonable evidence of exemption.  Service Provider will make all reasonable efforts to ensure that any exemption from any Tax that is available to Customer will be utilized when Service Provider makes any purchase on behalf of Customer.

(c)                          Withholding Taxes.  Service Provider shall be responsible for any Withholding Tax liability asserted by any tax authority against Customer as a result of payments made by Customer to Service Provider under the terms of this Agreement.  Customer shall provide notice to Service Provider of any assertion of Withholding Tax liability by any tax authority and shall make available to Service Provider on a timely basis valid evidence of any Withholding Tax paid by Customer to such tax authority.

(d)                         Cooperation.  The Parties agree to reasonably cooperate with each other to enable each to more accurately determine its own Tax liabilities and to minimize such Taxes incurred in connection with this Agreement to the extent legally possible.  Service Provider’s invoices shall separately state the amounts of any Taxes Service Provider is collecting from Customer in accordance with the terms of the “Charges” Schedule to a Transaction Document.

4.3.              Tariffs, Duties and Import/Export Compliance and Fees

[***] shall be responsible for all tariffs, duties and import/export compliance and fees with respect to the Services, including timely and properly making all filings and applications, obtaining all licenses and paying all fees and charges.

4.4.              Invoices and Invoice Payment

(a)                          Invoices.  Service Provider shall render, by means of an electronic file, an invoice or invoices in a form specified by Customer and otherwise in reasonable detail for the Charges incurred in each month. Service Provider will use commercially reasonable diligent efforts to (i) identify and obtain invoices for Pass-Through Charges, if any, that a Third Party Provider does not provide to Service Provider in a timely manner, and (ii) include all Pass-Through Charges incurred in the month corresponding to each invoice in such invoice(s). Service Provider shall report each month to Customer on the status of late Third Party Provider invoices and Service Provider’s efforts to obtain them.  [***]

(b)                         Payment.  Unless otherwise provided in a Transaction Document, all amounts, other than Disputed Charges, due to Service Provider and set forth on a Fixed Charges invoice delivered to Customer by the tenth (10th) day of each month pursuant to paragraph (a) above and the applicable Transaction Document shall be due and payable [***].  All amounts, other than Disputed Charges, due to Service Provider and set forth on a Variable Charges invoice delivered pursuant to paragraph (a) above and the applicable Transaction Document shall be due and payable within [***].  Service Provider shall not invoice Customer, and Customer will not be obligated to pay, any Pass-Through Charges that are not properly invoiced within [***] of the month to which such Charges correspond.  Customer’s payment may be made by wire transfer to an account designated by Service Provider..

(c)                          Invoices in Arrears.  No invoice for Charges for any of the Services shall be delivered to Customer until after the Services that are the subject of such invoice have been provided to the Customer Group.  However, any Services that are expressly stated in the Agreement as invoiced, prepaid or paid in advance shall be excluded from the limitation of this provision to the extent, but only to the extent, expressly set forth in the Agreement.

(d)                         No Payments to Service Provider or Affiliates.  If Service Provider is responsible for issuing payments on behalf of any member of the Customer Group, Service Provider shall not issue any payment to itself or any of its Affiliates without the express prior approval of Customer.

4.5.              Market Currency Procedures

Customer may require and Service Provider will perform annual reviews of technology and best practices and a benchmarking assessment and related adjustment of Charges as set forth in the “Market Currency Procedures” Exhibit.

4.6.              Service Level Credits

If Service Provider fails to provide the Services in accordance with the Service Levels set forth in any “Service Level Agreement” Schedule to a Transaction Document, Service Provider shall apply the resulting Service Level Credits against the Charges owed to Service Provider in the manner set forth in the “Service Level Agreement” Schedule.  In the event a Service Level Credit is subject to [***] rights, such Service Level Credits shall be accrued and paid when [***], as set forth in the “Service Level Agreement” Schedule.  The Service Level Credits represent credits for the reduced value of the Services, are not liquidated damages or penalties, shall not limit or diminish any of the remedies granted to Customer hereunder, including the termination rights granted to Customer in this Agreement, and Customer shall be entitled to pursue all remedies that it may have against Service Provider for the event or events giving rise to such Service Level Credits.  Except to the extent otherwise provided in the “Service Level Agreement” Schedule, any Service Credits paid shall be offset against any damages awarded in the event that Customer successfully pursues any claim arising out of the circumstances resulting in the Service Level default.  Alternatively, at its sole election, Customer may return to Service Provider any Service Level Credits received and pursue such remedies as Customer may have under the Agreement, at law or in equity against Service Provider for the event or events giving rise to such Service Level Credits.

4.7.              Rights of Set-Off

With respect to any amount that should be reimbursed to or is otherwise payable to Customer pursuant to this Agreement, Customer may deduct the entire undisputed amount owed to Customer against the Charges otherwise payable or expenses owed to Service Provider under this Agreement.

4.8.              Disputed Charges/Credits

In the event that Customer disputes the accuracy or applicability of a charge or credit or other financial arrangement described in this Agreement, Customer shall notify Service Provider of such Dispute as soon as practicable after the discrepancy has been discovered.  The Parties will investigate and resolve the Dispute using the Dispute Resolution Procedures.  Monies that are the subject of a good faith Dispute may be withheld [***] and will not be considered a basis for monetary default under, or a breach of, the Agreement (the “Disputed Charges”).  All other Charges in excess of the cap which are the subject of a good faith dispute shall be paid by Customer subject to Customer’s reservation of all rights to contest such Charges.  If as a result of the Dispute Resolution Procedures, Service Provider is required to refund any disputed amounts paid to Service Provider by Customer pursuant to the preceding sentence, then, Service Provider shall pay to Customer all amounts determined to be due, plus interest at the rate of twelve percent (12%) per annum (but not exceeding the maximum rate permitted by Law in any case), from the date such amounts were paid by Customer.  In addition to the foregoing, Customer may withhold any monies which are charged in error when such errors are manifest on the face of the invoice, including obvious mathematical errors.  [***]

4.9.              Changes in Customer Business

(a)                          If during the Term, Customer experiences significant changes in the scope or nature of its business which have or are reasonably expected to have the effect of causing a substantive and sustained decrease in the amount of Service Provider resources used in performing the Services under one or more Transaction Documents, such changes shall be governed by this Section 4.9; provided, that such decreases are not due to Customer’s resuming the provision of such Services by itself or Customer transferring the provision of such Services to another Third Party provider, except as permitted by this Agreement.  Examples of the kinds of events that might cause such substantial decreases include:  (i) changes in Customer’s products or markets; (ii) mergers, acquisitions or divestitures; (iii) changes in market priorities; (iv) reduction in demand for Customer’s products; or (v) general business or economic downturn.

(b)                         Customer will notify Service Provider of any event or discrete set of events which Customer believes qualifies under this Section 4.9, and Service Provider will identify any changes that can be made to accommodate such decrease of resource requirements in a cost-effective manner without disruption to Customer’s ongoing operations, and the cost savings that will result therefrom, if any, in a plan that will be submitted to Customer within sixty (60) days for review and acceptance.  Such changes shall:

(i)                             be based on [***]; and

(ii)                          provide for changes to the Charges and other terms that have been determined [***].

(c)                          Upon acceptance by Customer, Service Provider will make any applicable adjustments to the Charges and the related Baselines and other terms to reflect the foregoing and distribute an amended “Charges” Schedule and executed Change Order to the affected Transaction Documents to the Parties.

5.                                       COVENANTS

5.1.              Covenant of Cooperation and Good Faith

The Parties covenant to timely and diligently cooperate in good faith to effect the terms of this Agreement.  Except as otherwise provided herein, neither Party shall unreasonably withhold or delay any consent, approval or request by the other Party required under the Agreement.

5.2.              Services

Service Provider shall render the Services using personnel that have the necessary knowledge, training, skills, experience, qualifications and resources to provide and perform the Services in accordance with this Agreement, and shall render the Services in a prompt, professional, diligent, workmanlike manner consistent with industry standards applicable to the performance of such Services.

5.3.              Continuous Improvement

Service Provider shall diligently and continuously strive to improve the performance and delivery of the Services by Service Provider and the elements of the policies, processes, procedures and systems that are used by Service Provider to perform and deliver the Services, subject to the approval of Customer in accordance with the Change Control Procedures.  From time to time, Customer may request that Service Provider work together with Customer and/or Third Parties to identify ways to achieve reductions in the cost of delivering the Services and corresponding reductions in the Charges.  If so requested, Service Provider will at its own expense, promptly prepare and deliver to Customer within sixty (60) days a detailed proposal identifying all viable means of achieving the desired reductions without, to the extent practically possible, adversely impacting business objectives or requirements identified by Customer.  Customer will not be obligated to accept or implement any such proposal.

5.4.              No Solicitation

(a)                          Unless otherwise specifically contemplated by this Agreement, the Parties agree, [***], not to solicit or hire any of the employees of the other Party or its Affiliates to whom they have been introduced in connection with this Agreement.

(b)                         Notwithstanding paragraph (a), above, either Party may make general solicitations to the public (including solicitations by way of job posting web sites) or solicitations by a retained Third Party, and hire or contract with any such person that responds to such a general solicitation so long as the Third Party is not directed by the Party or one of its Affiliates to make such solicitation directly to the persons to which the limitation of paragraph (a) above applies.

5.5.              Export; Regulatory Approvals

(a)                          Export Laws.  The Parties acknowledge that any products, software, and technical information (including services and training) provided by the Customer Group to Service Provider and its subcontractors under the Agreement may be subject to U.S. and other countries’ export laws and regulations and any use or transfer of such products, software, and technical information must be authorized under those regulations.  Each Party agrees that it will not use, distribute, transfer, or transmit any products, software or technical information (even if incorporated into other products) in violation of U.S. and other countries’ export laws and regulations.  Neither Party will directly or indirectly “export” or “reexport” software or “technical data” disclosed to it by the other Party or the direct product of such software or “technical data” to any country, or citizen of any country, prohibited by U.S. or other countries’ export laws.

(b)                         Approvals.  Except as otherwise provided for in the Agreement, Service Provider will timely obtain and maintain all necessary approvals, licenses and permits required by Law applicable to its business and its provision of the Services.

5.6.              Disabling Code

Service Provider covenants that Service Provider will take commercially reasonable diligent steps (and, in any case, not less than the measures it takes with respect to software developed or licensed for its own usage) to ensure that there is no Disabling Code introduced into any Service Provider Software or Deliverables.  Service Provider further covenants that with respect to any Disabling Code that may be part of the Service Provider Software, Customer Software or Deliverables, Service Provider will not invoke Disabling Code at any time, including upon expiration or termination of the Agreement or any Transaction Document for any reason.

5.7.              Services Not to be Withheld

(a)                          Prohibition.  Service Provider shall not [***] refusal by Service Provider to provide or perform any of the Designated Services in breach of Service Provider’s obligations under the terms of the Agreement and/or any Transaction Document.  For the purposes of the definition of “Abandon” or “Abandonment” in this Section 5.7,

(i)                             [***]; and

(ii)                          [***]

(b)                         Injunctive Relief.  If Service Provider breaches or threatens to breach Section 5.7(a) [***], Service Provider agrees that Customer will be irreparably harmed, and, without any additional findings of irreparable injury or harm or other considerations of public policy, Customer shall have the right to apply to any court of competent jurisdiction for and, provided that Customer follows the appropriate procedural requirements (e.g., notice), Service Provider shall not oppose the granting of an injunction compelling specific performance by Service Provider of its obligations under the Agreement and/or the applicable Transaction Document with respect to such [***] Services (i) except to require that Customer establish that Service Provider has [***] and (ii) except to the extent that the injunctive relief granted [***], Customer shall not be required to post any bond or other security in connection with any such injunction.  Customer’s rights under this paragraph shall be in addition to any other remedy available under this Agreement, at law or in equity (including the right to recover damages).

6.                                       REPRESENTATIONS AND WARRANTIES

6.1.              Representations and Warranties of Customer

Customer represents and warrants to Service Provider as follows as of the Effective Date and as of the Execution Date of each Transaction Document:

(a)                          Organization; Power.  Customer (i) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and (ii) has full partnership power to own, lease, license and operate its properties and assets and to conduct its business as currently conducted and to enter into this Agreement.

(b)                         Authorized Agreement.  This Agreement has been, and each Transaction Document will be, duly authorized, executed and delivered by Customer and constitutes or will constitute, as applicable, a valid and binding agreement of Customer, enforceable against Customer in accordance with its terms.

(c)                          No Default.  Neither the execution and delivery of this Agreement or any Transaction Document by Customer, nor the consummation of the transactions contemplated hereby or thereby, shall result in the breach of any term or provision of, or constitute a default under, any organizational document of Customer or any agreement (subject to any applicable consent) or Law to which Customer is a Party or which is otherwise applicable to Customer.

(d)                         Consents.  Except as otherwise provided in this Agreement (including Section 9.5, Required Consents), no authorizations or other consents, approvals or notices of or to any Person are required in connection with (i) the execution, delivery and performance by Customer of this Agreement or any Transaction Document, (ii) the use by Service Provider of the Customer Assets to perform the Services in accordance with the applicable provisions of this Agreement, or (iii) the validity and enforceability of this Agreement and any Transaction Document.

(e)                          No Litigation.  There is no action, suit, proceeding or investigation pending or, to Customer’s knowledge, threatened, that questions the validity of the Agreement or Customer’s right to enter into this Agreement or any Transaction Document or to consummate any of the transactions contemplated by them.

6.2.              Representations and Warranties of Service Provider

Service Provider represents and warrants to Customer as follows as of the Effective Date and as of the Execution of each Transaction Document:

(a)                          Organization; Power.  Service Provider (i) is a corporation, duly organized, validly existing and in good standing under the laws of New York, and (ii) has full corporate power to own, lease, license and operate its properties and assets and to conduct its business as currently conducted and to enter into this Agreement.

(b)                         Authorized Agreement.  This Agreement has been and each Transaction Document will be duly authorized, executed and delivered by Service Provider and constitutes or will constitute, as applicable, a valid and binding agreement of Service Provider, enforceable against Service Provider in accordance with its terms.

(c)                          No Default.  Neither the execution and delivery of this Agreement or any Transaction Document by Service Provider, nor the consummation of the transactions contemplated hereby or thereby, shall result in the breach of any term or provision of, or constitute a default under, any charter provision or bylaw, agreement (subject to any applicable consent) or Law to which Service Provider is a Party or that is otherwise applicable to Service Provider.

(d)                         Consents.  Except as otherwise provided in this Agreement (including Section 9.5, Required Consents), no authorizations or other consents, approvals or notices of or to any Person are required in connection with (i) the execution, delivery and performance by Service Provider of this Agreement or any Transaction Document, (ii) the use by Customer of the Service Provider Assets and the development, implementation or operation of the Service Provider Software and Service Provider Systems necessary for Service Provider to perform the Services in accordance with the applicable provisions of this Agreement, or (iii) the validity and enforceability of this Agreement.

(e)                          No Infringement.  Service Provider represents and warrants that (i) the Service Provider Assets and any Deliverable or information provided as part of the Services by Service Provider (or any Service Provider agent, contractor, subcontractor or representative)(collectively, the “Covered Resources”), and Customer’s use thereof (or access or exercise of any other rights granted under this agreement with respect to such Covered Resources) or any Third Party’s use (or such access or exercise) thereof authorized by Service Provider in any circumstance, and (ii) the Services, and the Customer Group’s receipt thereof, shall not infringe or misappropriate the Intellectual Property Rights of any Third Party, or otherwise conflict with the rights of any Third Party; provided, however, that Service Provider makes no representation or warranty to the extent that any infringement or misappropriation is caused by:  (i) modification of such Covered Resource by Customer, the other members of the Customer Group, its and their Affiliates, and the respective current, future and former officers, directors, employees, agents, successors and assigns of each of the foregoing, and each of the foregoing persons or entities, except as authorized by Service Provider in writing; (ii) any such person’s use of such Covered Resource in combination with any product or equipment not owned or provided by Service Provider, except where Service Provider knew that such combination would be or was used by such person and did not object (Service Provider will be deemed to have knowledge of such combinations only if they are described or referred to in,  or are reasonably apparent from, the Agreement or any documentation exchanged by Service Provider, its Affiliates and subcontractors and the members of the Customer Group and, in each case, their respective representatives); (iii) resources provided by Customer or the Customer Group for use by Service Provider and/or its subcontractors; (iv) business processes that were used by the Customer Group before they were taken over in whole or in part by Service Provider; or (v) Services or the results thereof conforming to or based upon designs or specifications provided by members of the Customer Group or at the direction of members of the Customer Group.  Service Provider has obtained, and will obtain, all rights and licenses required from Third Parties to (x) operate, use, license and provide the Service Provider Assets, (y) provide the Services, and (z) otherwise perform its obligations under this Agreement.  Service Provider shall maintain in full force and effect the rights and licenses described in this paragraph for the entire Term and for the duration of the provision of Termination Assistance Services.

(f)                            Performance Warranty.  The Services will conform to the description of the Services set forth in each Transaction Document and to general industry standards for the Services provided by Service Provider pursuant to this Agreement.

(g)                         Data Processing and Transfers.  With respect to each transfer of Personally Identifiable Information, Service Provider (i) has full legal authority in each jurisdiction where Personally Identifiable Information will be Processed to Process such Personally Identifiable Information; and (ii) will use such Personally Identifiable Information for purposes not incompatible with those for which it was collected or subsequently authorized by the data subject; and (iii) has complied, and will comply, with all applicable Laws which may regulate the transfer of Customer Data by Service Provider and its subcontractors between the United States and Service Provider Locations outside the United States and among any such Locations; provided, that Service Provider makes no representation or warranty with respect to any such transfers that occur solely as a result of the business operations of the Customer Group (and not as a result of Service Provider’s operations relating to its provision of the Services).

(h)                         Compliance with Immigration Laws.  Service Provider will at all times comply with all applicable Laws relating to the screening, hiring and employment of all labor forces used in connection with its provision of the Services, including those relating to citizenship or legal work status, including the U.S. Immigration Reform and Control Act of 1986, as amended, and its successors, if any, and any implementing regulations therefor.  Service Provider will not assign Services to be performed to any Service Provider personnel who are not legally permitted to perform such Services under such Laws, and if any Service Provider personnel performing any of the Services is discovered not to be so permitted, Service Provider will immediately remove such personnel from performing Services hereunder and replace such personnel with personnel who is so permitted.

(i)                             No Litigation.  There is no action, suit, proceeding or investigation pending or, to Service Provider’s knowledge, threatened, that questions the validity of the Agreement or Service Provider’s right to enter into this Agreement or any Transaction Document or to consummate any of the transactions contemplated by them.

6.3.             Pass-Through Warranties

In the event Service Provider purchases or procures any Third Party products or services for Customer in connection with the provision of the Services, in addition to the foregoing representations, warranties and covenants, Service Provider shall pass-through or assign to Customer the rights Service Provider obtains from the manufacturers and/or vendors of such products and services (including warranty and indemnification rights), all to the extent that such rights are assignable.

6.4.             Disclaimer

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN ANY TRANSACTION DOCUMENT, THE PARTIES MAKE NO REPRESENTATIONS, WARRANTIES OR CONDITIONS (STATUTORY OR OTHERWISE), EXPRESS OR IMPLIED, REGARDING ANY MATTER, INCLUDING THE MERCHANTABILITY, SUITABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, OR RESULTS TO BE DERIVED FROM THE USE OF ANY SERVICE, SOFTWARE, HARDWARE, DELIVERABLES OR OTHER MATERIALS PROVIDED UNDER THIS AGREEMENT.

7.                                       TRANSITION

7.1.             Transition and Transformation Plan

In accordance with the “Transition and Transformation Planning Process” Schedule to each Transaction Document, Service Provider will prepare a transition and transformation plan, which shall set forth: (i) all Transition Services necessary to completely migrate the Services to, or implement the Services by, Service Provider; (ii) an allocation of responsibilities between the Parties for the performance of such Transition Services; (iii) the transition of the administration, management, operation under and financial responsibility for applicable Third Party agreements from Customer to Service Provider; (iv) the transition to Service Provider of the performance of and responsibility for the other functions, responsibilities and tasks currently performed by members of the Customer Group (or by a Third Party on behalf of members of the Customer Group) which comprise the Services; (v) Service Levels applicable to the Transition Services; (vi) the Services, projects, tasks, responsibilities and timelines for activities to be performed in connection with the evolution, integration and transformation of the functions comprising the Services in accordance with the agreed upon plan; and (vii) such other information and planning as are necessary to ensure that the Transition and Transformation takes place on schedule and without disruption to Customer’s operations (each, a “Transition and Transformation Plan”).

7.2.             Critical Transition Milestones

Each Transition and Transformation Plan shall include those milestones that are critical to the success of the Transition (the “Critical Transition Milestones”).  For each Critical Transition Milestone, the Transition and Transformation Plan shall set forth:  (a) the transition activities that must be completed by Service Provider in order for the Critical Transition Milestone to be deemed to have been achieved (the “Critical Transition Activities”); (b) the applicable acceptance criteria; and (c) the date by which the Critical Transition Milestone must be achieved.  A Critical Transition Milestone will be deemed to have been achieved at such time as each Critical Transition Activity included within the Critical Transition Milestone has satisfied all applicable acceptance criteria.

7.3.             Affected Employees

Customer may agree in any Transaction Document to provide Service Provider with the opportunity to offer employment to certain of the employees of the Customer Group in connection with the execution of the Agreement and one or more Transaction Documents.  The “Affected Employees” Schedule to a Transaction Document, if any, shall set forth the Parties’ agreement with respect to such employees.

8.                                       GOVERNANCE

Customer’s account will be governed in accordance with the “Account Governance” Exhibit.  The Services shall include all Service Provider obligations set forth in the “Account Governance” Exhibit, and all other project management, governance and related management activities described herein and in the Transaction Documents or Schedules thereto, and shall be performed by Service Provider at no additional cost to Customer.

9.                                       RELATIONSHIP PROTOCOLS

9.1.             Non-Exclusive; Alternate Service Providers

Unless otherwise expressly provided in any Transaction Document, the relationship between the Parties is non-exclusive.  Subject to Customer’s obligation to satisfy any minimum revenue commitment set forth in the applicable Transaction Document, during the Term Customer shall have the right to retain Third Party vendors to perform any service, function, responsibility, activity or task whether or not it is within the scope of the Services or would constitute an Additional Service or New Service, or to perform any such services, functions, responsibilities or tasks (whether all or a part of the Services or the New Services) internally.  Service Provider shall provide reasonable cooperation (using the resources then applied by Service Provider to provide the Services) with any such Third Party vendors and Customer as requested from time to time.

9.2.             Personnel Resources

(a)                          Key Personnel and Knowledge Workers.

(i)                             The Parties will designate as “Key Personnel” in the “List of Key Personnel” Schedule to a Transaction Document (A) a certain number of Service Provider employees serving in management positions critical to the management of Customer account, including the Service Provider Contract Manager and (B) a certain number of Service Provider employees serving in operational positions whose knowledge of the elements of Customer account are critical to the everyday operations of the business of Customer (collectively, “Key Service Provider Positions”).  Service Provider will cause each of them to be dedicated full-time to the provision of the Services.  The Parties may, from time to time in accordance with the Change Control Procedures, agree to change the positions designated as Key Service Provider Positions.

(ii)                          Service Provider will not assign Key Personnel to work on accounts of Customer Competitors while such employees are Key Personnel and [***] thereafter.  Service Provider, other than for cause or as necessary to comply with Law, may not remove a person from his or her position in a Key Service Provider Position without Customer’s prior written consent.  If any person designated as Key Personnel leaves his or her employment with Service Provider for reasons that are beyond the reasonable control of Service Provider (e.g., death, disability, illegal or wrongful activity), Service Provider may temporarily replace such person with a qualified person without Customer’s approval until a permanent replacement has been identified and approved by Customer.

(iii)                       Key Personnel may not be transferred or re-assigned until a suitable replacement has been introduced to and approved by Customer. Any replacement of Key Personnel must be conducted in accordance with a mutually agreed upon transition plan, which shall include at least the following:

(A) technical requirements (if not already defined), (B) a timetable for integration of the replacement personnel into the Key Service Provider Position, and (C) replacement methodology designed to minimize the loss of knowledge as a result of losing the Key Personnel.  [***] will assume all costs and expenses associated with the (1) departure or re-assignment of all Key Personnel and (2) development and implementation of the transition plan, including costs and expenses associated with “knowledge transfer,” integration and training of replacement personnel.

(b)                         Customer Requested Replacement of Service Provider Personnel.  If Customer determines in its discretion and for reasons that are not unlawful, that the continued assignment to Customer account of any Service Provider personnel is not in the best interests of Customer, then the Customer Contract Manager may request by notice that Service Provider replace any such individual with another qualified individual.  After receipt of such notice, Service Provider will immediately temporarily suspend such person’s assignment to Customer account and promptly investigate the matter.  If Service Provider is not able to address the matter to Customer’s reasonable satisfaction within ten (10) days, Service Provider will remove such individual from Customer account and replace such individual with Service Provider personnel possessing qualifications and skills appropriate to the position in accordance with Section 9.2(a)(iii).

(c)                          Background Investigations.  To the extent permitted by applicable Law, and in accordance with Service Provider’s background screening policies as set forth in the Attachment 11-9 to the “Policies” Exhibit, Service Provider will perform or arrange for a background investigation of all of Service Provider’s personnel who will perform any of the Services or will have access to any of Customer’s Company Information.  Customer may also require Service Provider to expand the background investigation or apply additional screening criteria, which shall also be included in the Attachment 11-9 to the “Policies” Exhibit.  The incremental administrative and investigation costs associated with such request shall be at [***].  Further, Service Provider will ensure that all Service Provider subcontractors perform or arrange for a background investigation in accordance with such subcontractors’ comparable background screening policies of all Service Provider subcontractors’ personnel who will perform any of the Services and who will have access to any of Customer’s Company Information, provided, that with respect to [***], any expanded or additional screening requested by Customer shall be [***].  Service Provider shall not assign any personnel to Customer’s account or otherwise permit any of its personnel to have access to Customer’s Company Information who have not met the background screening criteria consistent with this paragraph.

(d)                         Independent Contractor.  Neither Service Provider nor Service Provider’s employees are or shall be deemed to be employees of Customer.  Service Provider shall be solely responsible for the payment of compensation (including provision for employment taxes, federal, state and local income taxes, workers compensation and any similar taxes) associated with the employment of Service Provider’s employees.  Service Provider shall also be solely responsible for obtaining and maintaining all requisite work permits, visas, and any other documentation.  Service Provider represents that Service Provider, its employees, and those

Service Provider subcontractors authorized by Customer under this Agreement, are authorized to perform services under this Agreement.

9.3.             Use of Subcontractors

(a)                          The Parties will develop and prepare a list of subcontractors that the Parties agree may be engaged by Service Provider to perform and deliver the part or portion of the Services indicated on such list as a subcontractor to Service Provider (the “Approved Subcontractors”), which will be set forth in the “Approved Subcontractors” Schedule to a Transaction Document.

(b)                         With respect to proposed subcontractors which are not Approved Subcontractors, Service Provider shall notify Customer in writing of any proposal by Service Provider to delegate or subcontract a function, responsibility or task to a subcontractor, or to change subcontractors for any function, responsibility or task (i) that could have [***] on the Customer Business as conducted by any member of the Customer Group, (ii) where the subcontractor will interface directly with the members of the Customer Group, (iii) where the subcontractor will perform any Services outside the United States, (iv) where the proposed subcontract value would exceed [***] in any calendar year, (v) where the subcontractor will perform any of the [***] Services, (vi) where the subcontractor will perform, [***] Services or (vii) where the subcontract does not comply with the requirements of paragraph (c) below. Upon Customer’s request, Service Provider shall promptly provide to Customer such information as it may reasonably request regarding the proposed new or replacement subcontractors to permit Customer to determine whether to grant its consent to such delegation or change or subcontract.  Such information shall include the scope of the Services to be delegated, the experience, financial status, resources, and reason for selection of the proposed subcontractors, and whether and to what extent any of the factors set forth in the first sentence of this paragraph are implicated by the proposed subcontract.  Subject to Service Provider’s timely provision of the foregoing information to Customer, Customer shall be deemed to have accepted such delegation or subcontract or change that is the subject of the notification by Service Provider to Customer, if Customer has not notified Service Provider in writing of its objection to such delegation or subcontract on or before the thirtieth (30th) day after receipt of all such information from Service Provider.  If Customer timely notifies Service Provider of its objection in accordance with this Section, Service Provider shall not effect the proposed delegation change or subcontract.  Service Provider shall not disclose any Company Information of the Customer Group to any subcontractor unless and until such subcontractor has agreed in writing to protect the confidentiality of such Company Information in a manner at least equivalent to that required of Service Provider by Article 11.  [***] shall be financially and administratively responsible for obtaining all Required Consents necessary in connection with the performance of any part of the Services by any subcontractor [***].

(c)                          Service Provider’s Agreements with Subcontractors.  Service Provider shall provide in its agreements with Service Provider’s subcontractors such written provisions as are sufficient to enable Service Provider to comply with the provisions of this Agreement.  Such provisions include the subcontractor’s obligation to keep confidential the Company Information of the Customer Group and to assign to Customer any Intellectual Property Rights to the extent that such rights are to be assigned to or owned by Customer pursuant to the terms of this Agreement.  Service Provider will ensure that its agreements with Service Provider subcontractors providing any of the Services include service level requirements relating to the Services performed by a Service Provider subcontractor that are no less stringent than the Service Levels under this Agreement for those Services.  In addition, where Services are being provided solely for the benefit of Customer, each new subcontract hereunder shall contain provisions specifying that the Service Provider subcontractor specifically agrees that Service Provider shall have the right to assign such subcontract to Customer, unless otherwise approved in writing in advance by Customer,  Service Provider shall cause all subcontracts with Service Provider Affiliates, other than subcontracts with IBM Global Finance, to contain provisions specifying that the Service Provider Affiliate specifically agrees that Service Provider shall have the right to assign such subcontract to Customer.

(d)                         Responsibility of Service Provider.  Service Provider shall remain primarily liable and obligated to Customer for the timely and proper performance of all of its obligations hereunder, even if such obligations are delegated to a Customer-approved subcontractor, and for the proper and timely performance and actions of any person or entity to which it delegates or subcontracts any such obligation.

(e)                          Replacement.  In the event that Customer determines that it is not in the best interests of Customer for a subcontractor to continue performing any part or portion of the Services, then Customer shall discuss with Service Provider and, if Service Provider cannot address Customer’s concern to its reasonable satisfaction, Service Provider shall promptly remove such subcontractor from providing any Services under the Agreement upon request by Customer; [***], Service Provider shall submit a reasonable replacement plan to Customer within ten (10) business days of Customer’s request.  Service Provider will revise the plan to incorporate reasonable changes required by Customer within ten (10) days following Service Provider’s receipt of such changes. Upon approval of the plan by Customer, Service Provider shall immediately implement such plan in accordance with its terms.  If Customer requests that Service Provider remove a subcontractor [***].  If the requested removal is for cause, then [***].  For purposes of this paragraph, “cause” shall mean (1) any material breach of this Agreement by subcontractor or (2) any non-compliance with the obligations set forth in Section 3.2(a)(ii).

9.4.             Compliance With Service Agreements

To the extent that Customer provides Service Provider with access to or use of leased Equipment, Customer Software, and their attendant maintenance agreements (“Service Agreements”) for which the Customer retains all responsibility including but not limited to financial responsibility, Service Provider shall, and shall cause its subcontractors, to comply with those obligations under the Service Agreements that are directly related to the Service Provider’s provision of the Services (e.g., operating software, patches, calling maintenance support vendors) where Customer provides written summary in a quarterly report of the specific obligation(s) applicable to Service Provider under such Service Agreements for the provision of Services, including provisions of non-disclosure.  Service Provider shall cease use of such items upon expiration or termination of the Agreement or as required by Customer consistent with the terms of the Agreement.

9.5.             Required Consents

(a)                          Unless otherwise expressly provided in any Transaction Document (i) Customer shall have the financial responsibility for obtaining all Required Consents necessary for Service Provider to use the Customer Assets to perform the Services as contemplated by the Agreement, and (ii) Service Provider shall have the management and administrative responsibility for timely obtaining, or causing to be timely obtained, all such Customer Required Consents and the management, administrative and financial responsibility for obtaining all Required Consents necessary for the use by Customer of the Service Provider Assets and the development, implementation, operation or use of the Service Provider Software and Service Provider Systems necessary for Service Provider to perform the Services and the Customer Group to receive the Services in accordance with the applicable provisions of this Agreement.  Customer will cooperate, and cause the other members of the Customer Group to cooperate, with Service Provider in obtaining such Required Consents.

(b)                         Service Provider will provide Customer with advice and counsel regarding Service Provider’s experience and agreements with the persons from which any Customer Required Consents must be obtained and the benefit of any relationship of Service Provider with each such person to the extent permitted under Service Provider’s agreements with such Third Party Provider.

(c)                          For all Third Party agreements allocable to this Agreement entered into after the Original Effective Date, the Party having financial responsibility for the product or service to which the Third Party agreement relates shall bear the costs, if any, of obtaining any associated Required Consents.

(d)                         If any Required Consent is not obtained with respect to any lease governing leased Equipment, any license or other agreement governing Third Party Software or any Third Party agreement, then, unless and until such Required Consent is obtained, the Parties will cooperate with each other in achieving a reasonable alternative arrangement to continue processing Customer’s work, which does not degrade service to Customer or result in any additional cost or expense to Customer.

(e)                          If and when requested by Customer, Service Provider will provide Customer with documentary evidence of Required Consents obtained by Service Provider.

9.6.             Change Control Procedures

The procedures that shall govern the process by which a Party may propose or request (i) any Change (“Contract Change Control”), and (ii) a change in the material day-to-day operational interactions between the Parties (“Operational Change Control”) (collectively, “Change Control Procedures”), are set forth in the “Change Control Process” Exhibit.

9.7.             Inspections and Audits

(a)                          Service Provider Records.  Service Provider shall maintain, at all times during the Term and at no additional charge to Customer, complete and accurate records and supporting documentation pertaining to: (i) all Charges and financial matters under this

Agreement; (ii) all Deliverables and other information reasonably necessary to confirm Service Provider’s performance of the Services; and (iii) Service Provider’s internal controls relating to the Services and those controls provided for in any Transaction Document or in the Procedures Manual to be executed by Service Provider and relating to Customer’s control over the activities of Service Provider (collectively, “Service Provider Records”), all in a manner sufficient to permit the audits in accordance with this Section 9.7.  Service Provider may redact from the Service Provider Records information pertaining to another client of Service Provider.

(b)                         Operational Audits.  Service Provider shall provide, upon seven (7) days’ prior written notice, or in the case of investigations based on Customer’s good faith allegation of fraud, intentional misconduct, Security Breach or violation of Law, one (1) Business Day’s prior written notice, or such shorter period as may be required by law or requested by any Governmental Authority, to Customer and to internal and external auditors, inspectors, regulators and other representatives that Customer may designate from time to time (“Customer Auditors”) access in accordance with Section 9.7(e)(i) to perform operational audits and inspections of Service Provider, its subcontractors and their respective facilities (“Operational Audits”), to: (i) verify the integrity of the Customer Data, (ii) examine the systems that process, store, support and transmit that data, (iii) verify whether the Services comply with Customer Compliance Directives; (iv) examine the controls related to the Services (e.g., financial and accounting controls, organizational controls, input/output controls, system modification controls, processing controls, system design controls, and logical and physical access controls) and conduct walkthroughs (as defined by the Public Company Accounting Oversight Board (“PCAOB”) and other testing and review procedures related to the Services); (v) examine the security, disaster recovery and back-up practices and procedures related to the Services, (vi) examine Service Provider’s development of Deliverables; (vii) facilitate Customer’s compliance with Customer Compliance Requirements; and (viii) examine, test and assess Service Provider’s systems, policies and procedures relating to intrusion detection and interception with respect to Service Provider systems used to provide the Services.  Audits will occur no more than once each calendar quarter for audits of Service Provider’s compliance with this Agreement, except in the case of audits based on Customer’s good faith allegation of fraud, tortious intentional misconduct, Security Breach or violation of Law and audits requested by Governmental Authorities, which shall be permitted upon Customer’s request.

(c)                          Financial Audits.  Service Provider shall provide, upon seven (7) days’ prior written notice, or in the case of investigations based on Customer’s good faith allegation of fraud, intentional misconduct, Security Breach or violation of Law, one (1) Business Day’s prior written notice, or such shorter period as may be required by law or requested by any Governmental Authority, to Customer and Customer Auditors access in accordance with Section 9.7(e)(i) to perform financial audits and inspections (“Financial Audits”) to (i) verify the accuracy and completeness of the Service Provider Records, and (ii) verify the accuracy and completeness of Service Provider’s invoices.  If a Financial Audit reveals that errors have been made in connection with the Charges, then the Parties will work together to correct the error and any overpayments revealed by the Financial Audit will be promptly paid by Service Provider or credited to Customer.  In addition, if the Financial Audit reveals any overpayment that is greater than [***] of the amount that was actually due for the period being audited, Service Provider, subject to the opportunity to dispute the Financial Audit findings in good faith, shall [***].  Financial Audits may occur as often as may be reasonably required for audits relating to the Customer Group’s financial reporting and legal requirements.

(d)                         Service Provider Audits and Reporting.

(i)                             Common Processes Audit.  Once in the fourth quarter of each calendar year, Service Provider shall cause a Type II audit in accordance with Statement of Auditing Standards No. 70 (or under Statement on Standards for Attestation Engagements (SSAE) No. 16 (“Controls Audit”) as described herein.  All audit reports issued after June 15, 2011, but covering an audit period ending prior to June 15, 2011 will be issued by Service Provider under the SAS No. 70 standard.  Reports covering an audit period ending on or after June 15, 2011 will be issued by Service Provider under the SSAE 16 or ISAE 3402 standard.  Either audit covering the common processes and controls performed by Service Provider at the Service Provider Shared Services Center Location listed in each Transaction Document for at least the preceding six (6) month period to be completed by an independent, nationally recognized firm qualified to perform such audits.  The audit shall be a multi-client Controls Audit as described herein, such audit covering Service Provider common processes applicable to multiple customers at the Service Provider Shared Services Center Location and does not cover transaction processing services to Customer.  In the year in which transition of Services to Service Provider occurs under each Transaction Document, a Controls Audit as described herein will be provided only if transition is completed in sufficient time to allow six (6) months of Service Provider performance of the covered Services prior to September 30.  A copy of each of the resulting audit reports shall be delivered to Customer during the last quarter of each calendar year.  At Customer’s request, the Parties will meet to review the results of such Controls Audit report(s) within ten (10) days after their delivery to Customer.  In addition, Service Provider will provide Customer within five (5) Business Days of its request, a certificate of an officer of Service Provider certifying that there has been no change in such controls and systems or the successful operation of such controls and systems since the date of the most recent opinion of Service Provider’s independent auditors.

(ii)                          Customer Specific Audits. At Customer’s request and expense, at least once in the fourth quarter of each calendar year or as specified in the “Services Description” Schedule to a Transaction Document or as requested by Customer, Service Provider shall cause a Controls Audit as described herein Audit covering the processes and controls specific to the Services and set forth in each Transaction Document to be completed by an independent, nationally recognized firm qualified to perform such audits.  A copy of each of the resulting audit reports shall be delivered to Customer during the last quarter of each calendar year.  At Customer’s request, the Parties will meet to review the results of such reports within ten (10) days after their delivery to Customer.  In addition, Service Provider will provide Customer within five (5) Business Days of its request, a certificate of an officer of Service Provider certifying that there has been no change in such controls and systems or the successful operation of such controls and systems since the date of the most recent opinion of such independent auditors.

(iii)                       Qualified Opinions.  If Service Provider is unable to timely deliver to Customer any audit report described in (d) (i) and (ii) above which does not identify any significant deficiency or material weakness, Service Provider shall (A) provide Customer, on the date such report is delivered, or is due to be delivered, with a written statement describing the circumstances giving rise to any delay in delivering such report or any such significant deficiency or material weakness identified in such report, (B) promptly take such actions as shall be necessary to resolve such circumstances and deliver an unqualified report as promptly as practicable thereafter, and (C) permit Customer and its external auditors to perform such procedures and testing of Service Provider’s controls and processes as are reasonably necessary for their assessment of the operating effectiveness of Service Provider’s controls and of Customer’s internal controls applicable to the Services and the related business functions of Customer.    Customer shall have the right to provide all reports delivered hereunder to its investors, attorneys, accountants and other advisors, who shall be entitled to rely thereon and to otherwise disclose such matters as it determines to be necessary or desirable.

(e)                          General Principles Regarding Audits.

(i)                             Access.  Service Provider shall provide Customer Auditors with reasonable access to: (A) the parts of any Location at which Service Provider is providing the Services; (B) Service Provider Assets used by Service Provider to provide the Services; (C) Service Provider personnel providing the Services; (D) Service Provider subcontractors and agents who perform any portion of the Services (including to such entity’s personnel, facilities, records, systems, controls, processes and procedures); and (E) all Service Provider Records. Customer Audits will be conducted in a manner that does not unreasonably disrupt or delay Service Provider’s performance of services for its other customers.  Service Provider shall be relieved of its obligations under this Agreement to the extent that the activities of the Customer Auditors adversely affect its performance of the Services; provided, that Service Provider shall notify Customer of any such adverse affect and Service Provider shall use its commercially reasonable efforts to perform it obligations not withstanding such interference.  Customer’s access to the Service Provider Records shall include the right to inspect and photocopy same, the right to retain copies of such Service Provider Records outside of the Service Provider Locations and/or other Service Provider or Service Provider subcontractor premises with appropriate safeguards, if such retention is deemed necessary by Customer and the right to install audit software. Customer will indemnify and hold harmless Service Provider against all Losses resulting from the installation or operation of such audit software and Service Provider shall be relieved of its obligations under this Agreement to the extent that such installation or operation adversely affects its performance of the Services; provided, that Service Provider shall notify Customer of any such adverse affect and Service Provider shall use its commercially reasonable efforts to perform it obligations notwithstanding such interference.

(ii)                          Confidentiality.  Prior to being permitted access, unless otherwise agreed to by the Parties, each Customer Auditor (other than representatives of Governmental Authorities) shall execute a non-disclosure agreement with Customer and Service Provider in the form attached as the “Form of Auditor Confidentiality Agreement” Exhibit or, if such form is not acceptable to such Customer Auditor, such other form as is reasonably acceptable to the Parties and such auditor or inspector.  Service Provider agrees that the form of non-disclosure agreement between Customer and Deloitte & Touche (acting in their capacity as independent public accountants) in the form attached to the “Form of Auditor Confidentiality Agreement” Exhibit shall be acceptable in lieu of an agreement with Service Provider.  For the avoidance of doubt, Customer shall be responsible to Service Provider for any breach by Deloitte & Touche of its obligations under such agreement. Service Provider may require Customer Auditors to comply with the security requirements of Service Provider that are generally applied to all auditors or inspectors of its other customers.  External auditors engaged by Customer to perform audits pursuant to this Section 9.7 shall not be engaged by Customer on a contingent fee basis.  Any external auditors shall not be competitors of Service Provider with respect to the Services audited, provided, that the foregoing limitation shall not apply to PriceWaterhouseCoopers, Ernst & Young, Deloitte & Touche and KPMG acting in the capacity of independent public accountants.

(iii)                       Copies of Audit Reports; Notice of Deficiency.  Upon completion of any Service Provider Audit, Service Provider shall provide Customer:  (A) a copy of the Service Provider Audit reports, and (B) written notice of any deficiencies or material weaknesses found and/or reported as a result of the Service Provider Audit.  Upon completion of any Operational Audit and/or Financial Audit (collectively, “Customer Audits”), Customer shall notify Service Provider of any deficiencies or material weaknesses found as a result of the Customer Audit, and provide Service Provider with copies of portions of Customer Audit reports reflecting or based upon information obtained from Service Provider.

(iv)                      Limitation on Disclosure.  Notwithstanding the provisions of this Section 9.7, neither Service Provider nor Service Provider agents, will be required to provide Customer Auditors under this Section 9.7 or other provisions of the Agreement providing generally for audits with (A) audit reports or information or findings resulting or obtained from audits, investigations or reviews to the extent such audits, investigations or reviews were performed by Service Provider or Service Provider agents’ outside auditors or corporate internal audit staff or business controls functions, (B) reports, findings or information constituting attorney client privileged materials, attorney work product or were otherwise undertaken at the direction of counsel, (C) disclosure of such reports, findings or information which would violate the privacy rights of employees under applicable Law or Service Provider’s obligations of confidentiality to Third Parties, or information about Service Provider costs (including costs of Service Provider Affiliates, Service Provider agents and subcontractors and suppliers) of obtaining goods and services or providing the Services except to the extent such costs are the basis upon which Customer is charged (e.g., reimbursable expenses, out-of-pocket costs, pass-through expenses, or cost-plus fees), or (D) information about other Service Provider clients.

(f)                            Action Plan.  As part of the Services, in the event any Customer or Service Provider Audit reveals a significant deficiency or material weakness, the Party responsible for such control(s) or implementation shall promptly remedy such weakness or deficiency.  For significant deficiencies and material weaknesses for which Service Provider is responsible, Service Provider shall provide Customer with a plan of action to correct the significant deficiency or material weakness, which plan of action shall be subject to Customer’s written approval and shall, at a minimum, include:  (i) details of actions to be taken by Service Provider and/or its subcontractors to correct the significant deficiency or material weakness, and (ii) target dates for successful correction of the significant deficiency or material weakness (“Action Plan”).  Service Provider shall provide the Action Plan within ten (10) Business Days of Service Provider’s identification or Customer’s notice of such significant deficiency or material weakness. Service Provider shall also periodically provide Customer with notice of (A) Service Provider’s successful completion of each action identified in the Action Plan; and (B) any delays in Service Provider’s completion of the actions identified in the Action Plan, accompanied by an explanation of the cause of such delay.

(g)                         Cost of Audits.  The costs of audits shall be borne as follows:

(h)                         Document Retention.  Service Provider shall retain all records, documents and data specified by Customer as required to be maintained by it for such period as may be specified in any Transaction Document or otherwise communicated to it by Customer (but in any event, at least three (3) years after performance of the Services).  All such records, documents and data shall be maintained in such form (for example, in paper or electronic form) as may be specified in any Transaction Document or, if not so specified, in the form in which they are generated and stored in the ordinary course, or as Customer may direct.  Prior to deleting or destroying any such records, Service Provider shall first offer to provide such records to Customer in the form in which they then exist.

10.                                 TECHNOLOGY; INTELLECTUAL PROPERTY RIGHTS

10.1.                        Customer Software

The list of Customer-Owned Software and Customer-Licensed Software, if any, that is necessary for Service Provider to use to perform the Services shall be identified in a “Customer Software” Schedule to a Transaction Document.  The “Customer Software” Schedule shall be updated as provided therein and shall set forth all Customer Software to be operated and/or used by Service Provider in support of the Services covered by a Transaction Document.

10.2.                        Service Provider Software

The list of Service Provider Software that is necessary for Service Provider to use to perform the Services shall be identified in a “Service Provider Software” Schedule to a Transaction Document.  Service Provider shall not introduce any additional Service Provider Software into the Customer Systems or the dedicated information technology environments used by Service Provider and its subcontractors to provide the Services without Customer’s prior written approval.

10.3.                        Service Provider Materials

Service Provider shall be the sole and exclusive owner of, including United States and foreign intellectual property rights practiced by and/or incorporated in (1) all Materials owned by Service Provider as of the Original Effective Date; (2) all Materials, the ownership of which is acquired by Service Provider from Third Parties after the Original Effective Date; (3) all Materials developed by Service Provider after the Original Effective Date, including such Materials jointly developed by Service Provider and/or its subcontractors with the Customer Group under this Agreement; and (4) all Derivative Works prepared by Service Provider after the Original Effective Date based upon Materials that are owned, licensed and/or developed by Service Provider and/or its subcontractors, including such Materials jointly developed with the Customer Group under this Agreement, but excluding from items (1) through (4) the Customer

Group Derivative Works and the intellectual property rights practiced and/or embedded in such Derivative Works (collectively the “Service Provider Materials”).  Service Provider hereby grants to the members of the Customer Group the following license rights with respect to the Service Provider Materials:

(a)                          a worldwide, internal, non-exclusive, non-transferable, fully paid-up license during the Term to use, execute, reproduce (as necessary to support the Customer Group’s authorized use of such Service Provider Materials), display, perform and distribute (internally within the Customer Group, and to the Third Parties and Affiliates described in paragraph (b) below), such Materials and to the extent necessary for the exercise of such license in such Service Provider Materials, all Intellectual Property Rights: (i) on which such Service Provider Materials so licensed depend, (ii) that are practiced by and/or incorporated into any such Service Provider Materials and/or the Customer Group Derivative Works by Service Provider or its subcontractors (i.e., developed by Service Provider and/or its subcontractors), or (iii) that are necessary for the use and maintenance of any such Service Provider Materials and/or such Customer Group Derivative Works, in each case solely in the internal business operations of the Customer Group (the “Customer Business”) by the Customer Group as necessary and/or appropriate for receipt and use of the Services by the Customer Group; and

(b)                         the right to sublicense to Third Parties and Affiliates of the Customer Group, at no charge, to do any of the foregoing as necessary and/or appropriate for the members of the Customer Group to receive and use the Services in the Customer Business; provided, that any such Third Party and Affiliate has first executed agreements as required by this Agreement, to protect Service Provider’s intellectual property rights in such Materials including confidentiality provisions.

Such licenses include an obligation for Service Provider to deliver all such Materials upon request by Customer but only to the extent such delivery is reasonably necessary and/or appropriate for receipt and use of the Services by the Customer Group.

10.4.                        Customer Group Materials

(a)                          The members of the Customer Group shall be the sole and exclusive owners of (i) all Materials owned by the members of the Customer Group as of the Original Effective Date, (ii) all Materials, the ownership of which is acquired by the members of the Customer Group from Third Parties after the Original Effective Date, (iii) all Materials developed by the members of the Customer Group after the Original Effective Date, including United States and foreign intellectual property rights practiced by and/or incorporated in such Materials, and (iv) all the Customer Group Derivative Works including all United States and foreign intellectual property rights practiced by and/or incorporated in such Derivative Works, whether or not jointly developed with Service Provider and/or its subcontractors (collectively, “Customer Group Materials”).

(b)                         Customer hereby grants to Service Provider and the Approved Subcontractors a worldwide, fully paid-up, non-exclusive license during the Term to use, execute, reproduce, display, perform, distribute copies of, maintain, modify, enhance, and prepare Derivative Works based upon, such Customer Group Materials, for the sole purpose of providing the Services pursuant to the Agreement.

(c)                          Customer’s and its Affiliates’ trademarks, trade names and logos under which Customer and its Affiliates market their services, together with Customer’s and its Affiliates’ copyrights and know-how (collectively, the “Customer Marks”) are the sole and exclusive property of Customer and/or its Affiliates.  This Agreement does not convey any right to use the Customer Marks except insofar as necessary to perform the Services under this Agreement.

10.5.                        Deliverables

(a)                          Service Provider agrees to provide the Customer Group with any and all technical information, computer or other specifications (including source and object code), end user and programmer documentation, works of authorship or other creative works or data, written, oral or otherwise expressed, relating to materials (i) delivered by Service Provider or any of its employees, agents or subcontractors (“Service Provider Representatives”) to Customer Group in fulfillment of its obligations under a Transaction Document, Change Order or other written agreement under the Agreement, or (ii),which are an enhancement to or modification or derivative work of any of the Customer Software or Customer Business Applications (collectively, the “Deliverables”).  Deliverables do not include Service Provider Materials.  Customer shall own all right, title and interest in and to the Deliverables, including all Intellectual Property Rights therein, except as otherwise specified in the applicable “Deviations from Terms of Master Agreement” Schedule.

(i)                             Service Provider expressly acknowledges that the Parties have agreed that all aspects of the Deliverables and all work in process in connection therewith are to be considered “works made for hire” within the meaning of the United States Copyright Act of 1976, as amended (the “Act”), and that Customer is to be the “author” within the meaning of such Act.  All such copyrightable Deliverables, as well as all copies of such Deliverables in whatever medium fixed or embodied, shall be owned exclusively by Customer at its creation, and Service Provider hereby expressly disclaims any interest in any of them.  Customer hereby grants to Service Provider a non-exclusive limited license during the Term to use, display, copy and make Derivative Works of the Work Product solely for the purpose of providing the Services to Customer under the applicable Transaction Document.

(ii)                          In the event (and to the extent) that the Deliverables created by Service Provider and its Service Provider Representatives hereunder or any part or element thereof is found as a matter of law not to be a “work made for hire” within the meaning of the Act, Service Provider hereby irrevocably conveys and assigns (and in the case of Deliverables not yet developed, hereby covenants upon their development to irrevocably convey and assign) to Customer the sole and exclusive right, title and interest in the ownership to all such Deliverables, and all copies of any of them, without further consideration, and agrees to assist Customer to register, and from time to time to enforce, all Intellectual Property

Rights and other rights and protections relating to the Deliverables created hereunder in any and all countries.  Service Provider acknowledges, and will cause all Service Provider Representatives to acknowledge, that Customer will have the right to obtain and hold in its own name the Intellectual Property Rights in and to the Deliverables.  Service Provider shall place proprietary rights notices in favor of Customer on the Deliverables at Customer’s request.

(b)                         Customer hereby grants to Service Provider a worldwide,  [***], non-exclusive license to use, execute, reproduce, display, perform, distribute copies of, maintain, modify, enhance, and prepare Derivative Works based upon, such Deliverables and to have others perform the same on Service Provider’s behalf, provided, that:

(i)                             [***]

10.6.                        Additional Licenses to Customer

(a)                          Commercially Available Service Provider Materials.  With respect to those Service Provider Materials which are generally commercially available and which are used by Service Provider and/or its subcontractors to provide the Services as of the end of the Term, Service Provider hereby grants to the members of the Customer Group a license which may be exercised at the expiration or earlier termination of the Term to all such Materials (which license shall permit a Third Party designated by Customer to use such Materials solely for the members of the Customer Group’s benefit) [***].

(b)                         Commercially Unavailable Service Provider Materials.  With respect to those Service Provider Materials that are not generally commercially available and which are used by Service Provider to provide the Services, but not including the Service Provider Materials listed in the “Commercially Unavailable Service Provider Tools” Schedule (the “Commercially Unavailable Service Provider Tools”), Service Provider hereby grants to the members of the Customer Group a worldwide, non-exclusive, non-transferable, license to such Service Provider Materials [***] (i) to use, execute, reproduce (as necessary to support the members of the Customer Group’s authorized use of such Service Provider Materials), display, perform, distribute (internally within the Customer Group and to the Third Parties and Affiliates described in (ii) below), maintain, modify, enhance and prepare Derivative Works based upon, such Materials and to the extent necessary for the exercise of such license in such Service Provider Materials, all intellectual property: (A) on which such Service Provider Materials so licensed depend, (B) that is practiced by and/or incorporated into any such licensed Service Provider Materials and/or the Customer Group Derivative Works by Service Provider or its subcontractors (e.g., developed by Service Provider and/or its subcontractors), or (C) that is necessary for the use and maintenance of any such licensed Service Provider Materials and/or such Customer Group Derivative Works, exercisable from and after the date on which Service Provider is obligated to provide Termination Assistance Services, in each case solely in connection with the Customer Business in connection with the continued receipt and use by the Customer Group of services which are the same as or similar to the Services, and (ii) to sublicense to Third Parties and/or any Affiliates of the Customer Group, [***], to do any or all of the foregoing; provided, that such Third Party or Affiliate has first executed agreements as required by this Agreement, to protect Service Provider’s intellectual property rights in such

Service Provider Materials including the confidentiality provisions.  As requested by Customer, Service Provider shall provide maintenance for such Service Provider Materials [***] to a Transaction Document or as the Parties may otherwise agree in good faith.

(c)                          [***] Licenses to Certain Materials.  Notwithstanding any other provisions in this Agreement to the contrary, Service Provider hereby grants to the members of the Customer Group a worldwide, [***], non-exclusive, non-transferable, [***] license (i) to use, execute, reproduce (as necessary to support the members of the Customer Group’s authorized use of such Service Provider Materials), perform, distribute (internally within the Customer Group, to the other Authorized Users and to the Third Parties and Affiliates described in (ii) below), maintain, modify, enhance and prepare Derivative Works based upon, (A) the Procedures Manual, (B) the Internal Use Code [***], (C) the Customer Solution, and (D) to the extent necessary for the exercise of such license in such Service Provider Materials, the intellectual property: (1) on which such Service Provider Materials so licensed depend, (2) that is practiced by and/or incorporated into any such licensed Service Provider Materials and/or the Customer Group Derivative Works by Service Provider or its subcontractors (e.g., developed by Service Provider and/or its subcontractors), or (3) that is necessary for the use and maintenance of any such licensed Service Provider Materials and/or such Customer Group Derivative Works, in connection with the performance of and/or the receipt by and/or use by the Customer Group of services which are the same as or similar to the Services, and (ii) to sublicense to Third Parties and/or any Affiliates of the Customer Group, [***], to do any or all of the foregoing; provided, that such third party or Affiliate has first executed agreements as required by this Agreement, to protect Service Provider’s intellectual property rights in such Service Provider Materials including the confidentiality provisions.  [***].

(d)                         Delivery of Materials; No License to Source Code.  Such licenses include an obligation for Service Provider to deliver all such Materials upon request by the Customer; provided, however, that Service Provider shall not be obligated to [***] unless (i) expressly provided in this Agreement, or (ii) [***] is provided under Service Provider’s standard terms and conditions for such Materials.

(e)                          “Customer Solution” means, with respect to a Tower, (i) the functional, operational, technical, architecture and performance requirements developed by the Parties and/or their respective Affiliates, contractors and subcontractors for the information technology systems and other services employed by Service Provider and/or the members of the Customer Group to perform, provide, deliver, receive and/or use the Services; (ii) the business and operating policies, and procedures employed by Service Provider and/or the members of the Customer Group to be employed to provide, perform, deliver, receive and/or use the Services; and (iii) the work plans, work flows, and/or charters developed by Parties with respect to the development, implementation, performance, delivery, receipt and use of the Services by the Parties, or either of them, with respect to the development, implementation and operation of the items described in (i) and (ii) above.

10.7.                        Obligations Regarding Materials

(a)                          Legends.  The Parties shall reproduce copyright, patent and other legends which appear on any portion of the Service Provider Materials or the Customer Materials, as applicable,  and any Materials owned by any and all Third Parties.

(b)                         No Exclusion.  The Agreement shall not preclude Service Provider from developing materials or providing services which are competitive with the Customer Materials, except to the extent any of the same may infringe or use any of the Customer Group’s Intellectual Property Rights (including the Deliverables, except as otherwise provided in Section 10.5).

(c)                          No Implied Licenses.  Neither the Agreement nor any disclosure made hereunder grants any license to either Party under any Intellectual Property Rights of the other Party, except for the licenses expressly granted under the Agreement.

10.8.                        Knowledge Capital

Nothing in this Agreement will preclude Service Provider from marketing, developing or using for itself or others, services or products that are the same as or similar to those provided to the Customer Group by Service Provider pursuant to this Agreement, as long as such services or products do not include any Customer Software, Customer Company Information, Customer Data or Customer Group Company Information.

10.9.                        Limitation on Grants of Rights

Any ownership or license rights herein granted to either Party in the Agreement are limited by and subject to any Intellectual Property Rights owned by, and terms and conditions of any license agreements with, applicable Third Party Providers (excluding Service Provider and its Affiliates and its or their permitted subcontractors); provided, however, to the extent any of the Materials (including all Intellectual Property Rights embodied therein) are not owned by or licensed to the Party with an obligation to grant a license or transfer ownership of such Materials to the other Party (as described in this Section 10), the Party with the obligation to grant such license or transfer such ownership shall take such action as shall be necessary or required to fulfill such obligations and promptly and timely grant such license or transfer such ownership.

10.10.                  Assignment

To the extent ownership of any of the Materials (including all Intellectual Property Rights therein) is not, by operation of law, vested in the Party to which ownership has been granted (as described in this Section 10), each Party agrees to, and to cause its Affiliates to (and with respect to Service Provider, cause Service Provider’s subcontractors to) assign and hereby assigns, without further consideration, the ownership of all right, title and interest in such Materials (including all other Intellectual Property Rights embodied therein) to the other Party and shall execute such other documents, including patent assignments, and shall provide such additional information, all as may be reasonably necessary to permit the assignee Party to obtain and perfect in its own name all Intellectual Property Rights therein and thereto.

10.11.                  Sale of an Affiliate

Customer may extend to (a) a Customer Group member that is sold or otherwise transferred to a third party, (b) a business unit of any Customer Group member that is sold or otherwise transferred to a third party, or (c) a business unit of any Customer Group member that is distributed via a stock dividend or other distribution to the shareholders of such Customer Group member (collectively a “Transferred Affiliate”), a sublicense in each case for such Transferred Affiliate’s use for its business only (but including the right to sublicense to an outsourcing services provider for use solely in providing services to the Transferred Affiliate), of the rights in Materials granted to Customer pursuant to this Section 10; provided, however, (i) Service Provider must have provided Services to such Transferred Affiliate directly from Service Provider or through Customer, and (ii) such Transferred Affiliate must agree in writing to continue to be bound by the obligations set forth in this Section 10 and other provisions of the Agreement that protect Service Provider’s Intellectual Property Rights in such Materials, including provisions that appropriately limit the use (by or for such Transferred Affiliate only) and number of copies of such Materials.

11.                                 CONFIDENTIALITY AND DATA

11.1.                        Company Information

Service Provider and Customer each acknowledge that the other Party may possess and may continue to possess Company Information, which has commercial value in such other Party’s business and is not in the public domain.  Such Company Information may have been discovered or developed by such other Party or provided to it by a Third Party, and such other Party may hold property rights in such information by assignment, license or otherwise.

11.2.                        Obligations

(a)                          Customer and Service Provider will each refrain from unauthorized storage, disclosure and use and will hold as confidential through use of the same level of care (including both facility physical security and electronic security) to prevent unauthorized access by, storage, disclosure, publication, dissemination to and/or use by Third Parties of, the Company Information of the other Party as it employs to avoid unauthorized access, storage, disclosure, publication, dissemination or use of its own information of a similar nature, but in no event less than a reasonable standard of care.  The concept of a “reasonable standard of care,” in the case of Company Information of the Customer Group in the possession of Service Provider, shall include compliance by Service Provider with the provisions of the “Customer Security Requirements” Schedule and all Laws referred to in Section 3.2(a)(ii).  Notwithstanding the foregoing confidentiality and similar obligations in this Section 11.2 (but subject to the Parties’ obligations with regard to compliance with Law as set forth in Section 3.2), the Parties may disclose to and permit use of the Company Information by (i) in the case of Customer, other members of the Customer Group, the ultimate parent company of Customer and any direct or indirect wholly or partially owned subsidiaries of such ultimate parent company, and (ii) in the case of Service Provider, to Affiliates and subcontractors of Service Provider that are performing the Services, and (iii) in the case of both Parties and the other members of the Customer Group, the ultimate parent company of either Customer or Service

Provider and their subsidiaries, their respective legal counsel, auditors, contractors and subcontractors, banks and other financing sources and their representatives where:  (A) such disclosure and use is reasonably necessary, and is only made with respect to such portion of the Company Information that is reasonably necessary, to permit Service Provider and members of the Customer Group to perform their obligations or exercise their rights hereunder, for the ultimate parent company of Customer to manage its investment in Customer and its other such subsidiaries, or for their respective legal counsel, auditors, contractors and subcontractors to provide the Services to or on behalf of the members of the Customer Group or for the Customer Group to use the Services or to assist with the management activities of the ultimate parent company of Customer; (B) such auditors, contractors, subcontractors, banks and other financing sources and their representatives are bound in writing by obligations of confidentiality, non-disclosure and the other restrictive covenants set forth in this Section 11.2, at least as restrictive and extensive in scope as those set forth in this Section 11.2 (Service Provider agrees that the “Form of Auditor Confidentiality Agreement” Exhibit shall be sufficient with respect to Customer Auditors); and (C) Service Provider in the case of Customer Company Information, and Customer in the case of Service Provider Company Information, assumes full responsibility for the acts or omissions with respect to the security and confidentiality of Company Information of the persons and entities to which each makes disclosures of the Company Information of the other Party no less than if the acts or omissions were those of Service Provider and Customer respectively.  If requested by Customer, Service Provider shall enter into a Business Associate Agreement in the “Form of Business Associate Agreement” Exhibit.

(b)        Without limiting the generality of the foregoing, neither Party will disclose the material commercial terms of the Agreement or the material substantive positions of the Parties in the negotiation of the Agreement, except to the extent permitted by this Section 11.2 and/or to enforce the terms of the Agreement, without the prior written consent of the other Party.  Furthermore, except as set forth in the Agreement, neither Service Provider nor Customer will acquire any right in or assert any lien against the other Party’s Company Information, and/or refuse to promptly return, provide a copy in the format reasonably requested of, or destroy such Company Information upon the request of the disclosing Party.

(c)         Notwithstanding any other provision of the Agreement, neither Party nor the persons and entities to which a Party makes authorized disclosures of the Company Information of the other Party shall be restricted in disclosing and using knowledge, ideas, know-how and experience, including processes, methods, techniques and concepts developed, conceived or acquired by either Party, its Affiliates or their respective contractors and subcontractors in the course of the performance of the Agreement and the performance and use of the Services, which are retained in the minds of employees who have had access to the other Party’s Company Information (without reference to any physical or electronic embodiment of such information), unless such disclosure and/or use (i) shall infringe any of the patent rights, copyrights or mask works rights or Trade Secrets which are a part of the other Party’s Company Information, (ii) shall constitute a violation of any applicable Law or (iii) shall involve the use, disclosure or reproduction of any Customer Data.

11.3.                        Exclusions

Notwithstanding the foregoing and excluding the Customer Group Personally Identifiable Information, Section 11.2 shall not apply to any information which Service Provider or Customer can demonstrate was or is:  (a) at the time of disclosure to it, in the public domain; (b) after disclosure to it, published or otherwise becomes part of the public domain as permitted by this Agreement or through no fault of the receiving Party; (c) without a breach of duty owed to the disclosing Party, is in the possession of the receiving party at the time of disclosure to it; (d) received after disclosure to it from a Third Party who had a lawful right to and, without a breach of duty owed to the disclosing Party, did disclose such information to it; or (e) independently developed by the receiving Party without reference to or use of, including any actions authorized in Section 11.2(a), the Company Information of the disclosing Party.  Further, either Party may disclose the other Party’s Company Information to the extent required by Law (including in filings made under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), or the rules of any national stock exchange or any listing agreement with such stock exchange to which such Party is or has elected to become subject.  However, in the event of disclosure pursuant to an order of Court or governmental agency, and subject to compliance with Law, the recipient of such Company Information shall give the disclosing Party prompt notice to permit the disclosing Party an opportunity, if available, to obtain a protective order or otherwise protect the confidentiality of such information, all at the disclosing Party’s cost and expense; provided, that Customer shall not be obligated to delay the filing or effectiveness of any registration statement under the Securities Act of 1933, as amended, or the offering or sale of any securities pursuant to any such registration statement to accommodate such opportunity.  The receipt of Company Information under the Agreement will not limit or restrict assignment or reassignment of employees of Service Provider and the Customer Group within or between the respective Parties and their Affiliates.

11.4.                        Data Ownership; Customer Data

(a) All Company Information of the Parties (including, in the case of Customer Group, Customer Data, records and reports related to the Customer Group and the Customer Business) whether in existence at the Execution Date of a Transaction Document or compiled thereafter in the course of performing the Services, shall be treated by the Parties (including the subcontractors of Service Provider) as the exclusive property of the applicable Party and the furnishing of such Company Information, or access to such items, by any Party shall not grant any express or implied interest in the receiving Party and/or its subcontractors relating to such Company Information, and the use by the receiving party and its subcontractors’ of such Company Information shall be limited to such use as is necessary for the performance of such Party’s obligations under the Agreement.

(b) Upon request at any time and from time to time and without regard to the default status of the Parties under the Agreement, each Party and/or its subcontractors shall promptly deliver to the other Party the Company Information of such Party (including, in the case of Customer Group, all data, records and related reports regarding the members of the Customer Group and the Customer Business) in such format as may be reasonably requested by such Party and in such hard copy as exists on the date of the request.

11.5.                        Loss of or Unauthorized Access to Company Information; Intrusions

(a)         Safeguards.  Service Provider shall comply with the security safeguards set forth in the “Customer Security Requirements” Exhibit.

(b)        Security Assessment.  Without limiting the generality of the foregoing, Service Provider’s information security policies set forth in the “Customer Security Requirements” Exhibit shall also address (i) regular assessment and re-assessment of the risks to the security of Customer Data and systems acquired or maintained by Service Provider and its agents and contractors, including (A) identification of internal and external threats that could result in a Security Breach, (B) assessment of the likelihood and potential damage of such threats, taking into account the sensitivity of such data and systems, and (C) assessment of the sufficiency of policies, procedures, and information systems of Service Provider and its agents and subcontractors, and other arrangements in place, to control risks; and (ii) protection against such risks.

(c)         Media.  Service Provider shall remove all Customer Data from any media taken out of service and shall destroy or securely erase such media in accordance with the Security Requirements and otherwise in a manner designed to protect against unauthorized access to or use of any Customer Data in connection with such destruction or erasure.

(d)        Security Breach.  In the event Service Provider becomes aware of any Security Breach caused by Service Provider acts or failure to act in accordance with the terms of this Agreement, Service Provider shall,[***].  In the event that Service Provider becomes aware of any Security Breach which is not caused by Service Provider acts or failure to act other than in accordance with the terms of this Agreement, Service Provider shall promptly (and in any event, within no less than [***]) notify Customer of such Security Breach, and the Parties shall reasonably cooperate with Customer and, at Customer’s request, any law enforcement or regulatory officials, credit reporting companies, and credit card associations, with respect to the investigation and remediation of such Security Breach [***].

(e)         Intrusion Detection/Interception.  Service Provider will provide Customer and its representatives with reasonable access to Service Provider’s systems, policies and procedures relating to intrusion detection and interception with respect to Service Provider systems used to provide the Services for the purpose of examining, testing and assessing those systems, policies and procedures in accordance with Section 9.7.

11.6.                        Limitation

The covenants of confidentiality and other restrictive covenants set forth herein (a) will apply after the Original Effective Date to any Company Information disclosed to the receiving Party before and after the Original Effective Date and (b) will continue and must be maintained from the Original Effective Date through the termination of the Services and (i) with respect to Trade Secrets, until such Trade Secrets no longer qualify as Trade Secrets under applicable Law; (ii) with respect to Confidential Information, for a period equal to the longer of [***] after termination of the Parties’ relationship under the Agreement, or as long as required by applicable Law; and (iii) with respect to Personally Identifiable Information, in perpetuity.

11.7.                        Injunctive Relief

Service Provider acknowledges that its violation of Sections 11 may cause irreparable harm, the amount of which would be impossible to estimate, thus making any remedy at law or in damages inadequate.  Service Provider therefore agrees that Customer shall have the right to apply to any court of competent jurisdiction for an injunction compelling specific performance by Service Provider of its obligations under the Agreement and/or the applicable Transaction Document.  If Customer is not in default of its payment obligations under the Agreement, Customer shall not be required to post any bond or other security in connection with any such injunction.  This right will be in addition to any other remedy available under this Agreement, at law or in equity (including the right to recover damages).

12.                                 TERMINATION

12.1.                        Termination by Customer

Customer may terminate the Agreement or any Transaction Document as specified below in whole or, in the case of termination pursuant to Sections 12.1(a), (b), (c), (d), in part, with respect to the affected Services, or in the case of termination pursuant to Sections (e), (i), (j), (k) and (l), in part, with respect to the affected Tower, for any of the following reasons:

(a)         Material Breach.  Upon written notice, if a material breach of the Agreement or any Transaction Document by Service Provider that remains uncured for thirty (30) days after receipt of written notice thereof by Customer to Service Provider;

(b)        Service Level Termination Event.  Upon written notice, upon the occurrence of a Service Level Termination Event, as defined in the “Service Level Methodology” Schedule to a Transaction Document;

(c)         Persistent Breach.  Upon written notice, if there exists a series of non-cured breaches or persistent, repeated breaches (relating to the same Services, whether cured or non-cured) of the Agreement and/or any Transaction Document by Service Provider that in the aggregate constitute a material breach of this Agreement or any Transaction Document; provided, that all breaches which Customer is basing its termination pursuant to this subsection shall have occurred within the [***] period immediately preceding the notice of termination;

(d)        Failure of Critical Services.  Upon written notice, if, as a result of any act or omission of Service Provider or its subcontractors, any Critical Service is not performed in accordance with the Agreement and performance of such Critical Service is not resumed in accordance with the Agreement within the period specified in the “Critical Services” Schedule to the applicable Transaction Document, if any;

(e)         Convenience.  For convenience with respect to any part of the Services upon one hundred eighty (180) days written notice of the effective date of such termination, by Customer to Service Provider;

(f)         Insolvency.  Upon written notice to Service Provider if Service Provider admits in writing that it is unable to pay its debts or enters into or files (or has filed or commenced against it) a petition, arrangement, application, action or other proceeding seeking relief or protection under the bankruptcy laws of the United States or any similar laws of the United States or any state of the United States, and such proceeding is not dismissed or stayed within thirty (30) days;

(g)        Change of Control of Service Provider.  In the event of a Change of Control of Service Provider upon [***] written notice to Service Provider given not later than [***] after Service Provider’s written notice to Customer of the occurrence of such Change of Control;

(h)        Damages Cap Exceeded.  Service Provider causes damages to Customer in excess of [***] of any of the damages caps set forth in  [***] and Service Provider does not agree to [***];

(i)          Force Majeure Failure.  In the event (1) any Force Majeure Event lasts longer than (A) the period specified in the “Disaster Recovery Requirements” Schedule to a Transaction Document for full recovery of the affected Services, or (B) if no such period is specified, [***], and such Force Majeure Event substantially prevents, hinders or delays Service Provider’s performance of any material portion of the Services under any Transaction Document, then Customer may upon written notice terminate the affected Transaction Document in whole or in part with respect to the affected Tower; or (2) Service Provider does not, on or before the  [***] day following commencement of a Force Majeure Event which continues beyond such  [***] day (A) agree to extend for an additional [***] the period during which Service Provider will [***], then Customer may upon written notice terminate the Tower which includes the affected Services;

(j)          Transition Failure.  If (i) the final Critical Transition Milestone specified in the applicable Transition and Transformation Plan is not achieved within [***] of the date specified in such Transition and Transformation Plan, other than as a result of Customer’s failure to perform its obligations under the Agreement (including its responsibilities and dependencies specified in the Transition and Transformation Plan), or (ii) during the Transition, Service Provider fails to comply with its obligations with respect to the provision of Transition Services and such failure causes a material adverse impact on the operations or businesses of Customer, then Customer may terminate this Agreement, at Customer’s election by providing notice to Service Provider given within ninety (90) days after the date of the event giving rise to Customer’s right to terminate specified in Customer’s election to so terminate, effective as of the date such notice is given or a later date specified in such notice;

(k)         Failure to Agree on Benchmark Adjustments.  Under the circumstances set forth in the “Market Currency Procedures” Exhibit; or

(l)          Termination for Regulatory Change.  Under the circumstances set forth in Section 3.2(e).

In the event of any termination, Customer’s notice to Service Provider shall specify a termination date no less than ninety (90) days after the date of the notice (or such longer period as may be specified in this Section 12.1, above), and, upon the cessation of the Services, the Charges for the portion of the Services so terminated shall be removed from the “Charges” Schedule to the Transaction Document and any other terms shall be equitably adjusted to reflect the termination of such portion of the Services.  Customer’s right to terminate the Agreement or any Transaction Document under this Section 12.1 shall be subject to Customer’s payment of the applicable Termination Charges as specified in Section 12.3.

12.2.                        Termination by Service Provider

Service Provider may terminate this Agreement if, and only if, Customer does not pay amounts when due hereunder or comply with the payment obligations set forth in Section 4.8 (Disputed Charges/Credits)_within [***] after receiving such notice.  In the event of a termination by Service Provider pursuant to this Section, Customer shall pay to Service Provider as its exclusive remedy (in addition to any accrued and unpaid charges) the Termination Charge described in Section 12.3.

12.3.                        Termination Charges

(a)         Payment of Termination Charges.  In the event of a termination of the Agreement or any Transaction Document pursuant to Sections 12.1 or 12.2, Customer shall pay Service Provider the applicable Termination Charge, if any, specified in the “Charges” Schedule to a Transaction Document[***].

(b)        Cessation of Charges.  Except as set forth in Sections 12.3(a) and 12.4(d), Customer shall not be obligated to pay any Charges that would otherwise accrue and be payable by Customer pursuant to the Agreement or any Transaction Document after the effective date of the expiration or termination of the Agreement or any such Transaction Document.

12.4.                        Termination Assistance Services

(a)         Cooperation.  The Parties agree that Service Provider will cooperate with the members of the Customer Group to assist in the orderly transfer of the services, functions, responsibilities, tasks and operations comprising the Services under each Transaction Document provided by Service Provider thereunder to one or more members of the Customer Group itself or a Successor Service Provider in connection with the expiration or earlier termination of the Agreement and/or each Transaction Document for any reason, however described.  The Services include Termination Assistance Services and the Termination Assistance Services shall include (i) providing the members of the Customer Group and their respective agents, contractors and consultants, as necessary, with the services described in the “Termination Assistance Services” Schedule to a Transaction Document and such other portions of the Services as Customer may request; and (ii) providing the members of the Customer Group and Third Parties participating in the transition activities, with access to the Procedures Manual developed for Customer, materials, equipment, software and other resources (including human resources) used by Service Provider to deliver the Services, as reasonably necessary to support the transition of the relevant Services from Service Provider to performance by the members of the Customer Group or one or more Successor Service Providers of functions to replace such Services; provided, however, that such Third Parties comply with Service Provider’s security and confidentiality requirements, including execution of a confidentiality agreement consistent with each of the terms hereof.  Neither the Term of the Agreement nor the term of any Transaction Document shall be deemed to have expired or terminated until the Termination Assistance Services thereunder are completed and the Services are fully transferred to Customer or Customer’s designee.

(b)        Commencement.  Upon Customer’s request Service Provider shall provide Termination Assistance Services in connection with migrating the work of the Customer Group to the members of the Customer Group or a Successor Service Provider commencing up to one (1) year prior to expiration, or upon and after any notice of termination of or non-renewal of the Agreement or any Transaction Document.  In no event will Customer’s holding of monies in compliance with Section 4.8 be considered a failure by Customer to pay amounts due and payable hereunder. Further, Service Provider shall provide the Termination Assistance Services in accordance with this Section 12.4 even in the event of Customer’s material breach, including an uncured payment default, with or without an attendant termination for cause by Service Provider, so long as Customer pays Service Provider for the Termination Assistance Services in accordance with this Section 12.4.  [***].

(c)         Duration. Termination Assistance Services shall be provided through the effective date of the expiration or termination of each Transaction Document being terminated. Upon request by Customer, the effective date of such expiration or termination, the Termination Assistance Services shall be provided for the remainder of the Termination Assistance Period as set forth in Section 2.2.

(d)        Charges.  If any Termination Assistance Services provided by Service Provider requires the utilization of additional resources that Service Provider would not otherwise use in the performance of the Agreement and applicable Transaction Document(s), but for which there is a current Baseline or other applicable Charging Mechanic, Customer will pay Service Provider for such usage at the then-current applicable Transaction Document(s) Charges and in the manner set forth in the applicable Transaction Document(s).  If the Termination Assistance Services requires Service Provider to incur costs that Service Provider would not otherwise incur in the performance of the other Services under the Agreement and applicable Transaction Document(s), then Service Provider shall notify Customer of the identity and scope of the activities requiring that Service Provider incur such costs and the projected amount of the charges that will be payable by Customer for the performance of such assistance.  Such charges shall be commercially reasonable and consistent with the other Charges.  Upon Customer’s authorization, Service Provider shall perform the assistance and invoice Customer for such Charges.  Customer shall pay Service Provider for authorized, additional charges incurred to provide such assistance to Customer in accordance with Section 4.4(b).

12.5.                        Other Rights Upon Termination

At the expiration or earlier termination of the Agreement and/or any Transaction Document for any reason, however described, Service Provider agrees in each such instance, as applicable:

(a)         Hardware.  Unless otherwise agreed pursuant to a Transaction Document, upon Customer’s request, Service Provider agrees to sell to Customer or its designee for [***], the Service Provider Equipment owned by Service Provider then currently being used by Service Provider primarily dedicated to perform the Services or the portion of the Services covered by the Transaction Document, as applicable.  In the case of such Service Provider Equipment that Service Provider is leasing, Service Provider agrees to permit Customer or its designee to either buy-out the lease on the Service Provider Equipment and purchase the Service Provider Equipment from the lessor or, to the extent it is permitted to do so under any such lease, assume the lease(s) and secure the release of Service Provider thereon.  Customer shall be responsible for any sales, use or similar taxes associated with such purchase of such Service Provider Equipment or the assumption of such leases.

(b)        Service Provider Licensed Software.  Unless otherwise agreed pursuant to a Transaction Document, if Service Provider has licensed or purchased and is using any generally commercially available Service Provider Licensed Software to provide the Services to the Customer Group at the date of expiration or termination of the Agreement and/or any Transaction Document, Customer may elect in its sole discretion to take a transfer or an assignment of any and all of the licenses for such software and any attendant maintenance agreement used by Service Provider primarily to provide the Services, which licenses and maintenance agreements shall in all cases be kept current and fully paid by Service Provider through the date of transfer to Customer.  To the extent any such licenses for Service Provider Software and the attendant current maintenance agreements are not primarily used to provide the Services or are not transferable by Service Provider to Customer, Service Provider shall procure for Customer, in Customer’s name, and at Customer’s expense, a license for such Service Provider Software and a maintenance agreement for such Service Provider Software.  In both of the instances described in the preceding two sentences such license and maintenance agreements shall be for a scope of use and hardware level appropriate for Customer’s operations at the time of transfer and/or delivery to Customer.

(c)         Service Provider Employees.  Upon the date of expiration or termination of the Agreement or any Transaction Document for any reason, the Customer Group or its designee shall have the right to make offers of employment to any or all Service Provider employees performing Services hereunder or under such Transaction Document.  Promptly after either Party sends the other Party written notice of termination or expiration with the prior consent of each Service Provider employee (each of whom Service Provider will notify of Customer’s interest), subject to the agreement of Service Provider employee(s), Service Provider agrees to supply Customer with the names and resumes requested by Customer for the purpose of exercising its rights under this Section 12.5, at no charge.  Subject to applicable Law, Customer’s rights under this Section 12.5 will take precedence over any Service Provider/employee employment contract or covenant that may otherwise limit an employee’s right to accept employment with the Customer Group.

(d)        Return of Data.  Service Provider and/or its subcontractors shall promptly deliver to Customer the Company Information (including all data, records and related reports regarding the Customer Group, the Customer Business and the Services) in such format as may be reasonably requested by Customer and in such hard copy as then exists.

12.6.                        Survival of Selected Provisions

(a)         Survival.  Notwithstanding the expiration or earlier termination of the Services, the Agreement or any Transaction Document for any reason however described, the following Sections of the Agreement shall survive any such expiration or termination:  Section 10.3, Section 10.4, Section 10.5, Section 10.6, Section 10.7, Section 10.8, Section 10.10,  Section 11.2, Section 11.3, Section 11.4, Section 11.6, Section 12.3, Section 12.4, Section 12.5, Section 12.6, Section 13, Section 14, Section 0, and Section 17.  Upon termination or expiration of the Agreement, all rights and obligations of the Parties under the Agreement shall expire, except those rights and obligations under those Sections specifically designated to survive in this Section 12.6(a).

(b)        Claims.  Except as specifically set forth in the Agreement, all claims by any Party accruing prior to the expiration or termination date shall survive the expiration or earlier termination of the Agreement, subject to any applicable statute of limitations.

13.                                 LIABILITY

13.1.                        Liability Caps

(a)         Direct Damages Cap.  Except as provided in Section 13.2, the liability of each party in the aggregate for all claims arising under or relating to this Agreement, regardless of the form of action, whether based on contract, warranty, tort (including negligence), statute or otherwise, including liability arising out of or resulting from the performance or non-performance by Service Provider and its subcontractors of the Services and its obligations under the Agreement, shall be limited to [***] (the “Direct Damages Cap”).

(b)        [***]

(c)         Excluded Damages.  Neither Party shall be liable for damages that constitute[***], even if such Party has been advised of the possibility of such losses or damages. For avoidance of doubt, [***], shall not apply to profit or revenue associated with amounts payable to Service Provider hereunder.

13.2.                        Exclusions

(a)         Circumstances to which Direct Damages Cap Does Not Apply:  [***].  Notwithstanding Section 13.1, the Direct Damages Cap (the limitations on the types and amounts of damages set forth in Section 13.1) shall not apply to damages or other payments arising out of any of the following, and no such damages or payments shall be included in calculating the Direct Damages Caps [***].

(b)        Circumstances to which “Excluded Damages” Provision Does Not Apply; [***].  Notwithstanding the limitation on the types of damages pursuant to Section 13.1(c), each Party shall also be subject to damages other than Direct Damages [***]arising out of the following:  [***].

(c)         [***].

13.3.                        Direct Damages

(a)         Except as provided in Section 13.2(a) and (b), neither Party shall have any liability, whether based on contract, tort (including negligence), warranty, guarantee or any other legal or equitable grounds, to the other Party for any damages other than Direct Damages.  “Direct Damages” shall mean[***].

(b)        [***].

13.4.                        Notification Cap

[***]

13.5.                        Remedies

At its option, either Party may seek all remedies available to it under law and in equity, including injunctive relief in the form of specific performance to enforce the Agreement and/or actions for damages.

14.                                 INDEMNITIES

14.1.                        Indemnity by Service Provider

Service Provider will indemnify and hold harmless Customer, the other members of the Customer Group, its and their Affiliates, and the respective current, future and former officers, directors, employees, agents, successors and assigns of each of the foregoing, and each of the foregoing persons or entities (the “Customer Indemnitees”) on demand, from and against any and all Losses incurred by any of them, and shall defend the Customer Indemnitees against all Claims arising from or in connection with:

(a)         all Claims that any Covered Resources or Customer Group’s use thereof (or access to  or exercise of any other rights granted under this agreement with respect to such Covered Resources) in connection with the Services or any Third Party’s use (or access to  or exercise of any other rights granted under this agreement with respect to such Covered Resources) thereof authorized by Service Provider in any circumstance, infringes or misappropriates the Intellectual Property Rights of a Third Party; provided, however, that Service Provider shall have no liability or obligation to any of the Customer Indemnitees under this Section 14.2 to the extent that the claim of infringement or misappropriation is caused by:  (i) such Customer Indemnitee’s modification of such Covered Resource, except as authorized by Service Provider in writing; (ii) such Customer Indemnitee’s use of such Covered Resource in combination with any product or equipment not owned or provided by Service Provider, except where Service Provider knew that such combination would be or was used by Customer or such Customer Indemnitee and did not object (Service Provider will be deemed to have knowledge of such combinations only if they are described or referred to in,  or are reasonably apparent from, the Agreement or any documentation exchanged by Service Provider, its Affiliates and subcontractors and the members of the Customer Group and, in each case, their respective representatives); (iii) resources provided by the Customer or Customer Group for use by Service Provider and/or its subcontractors; (iv) business processes that were used by the

Customer Group before they were taken over in whole or in part by Service Provider; (v) Services or the results thereof conforming to or based upon designs or specifications provided by members of the Customer Group or at the direction of members of the Customer Group; or (vi) Customer Indemnitees use of “information” which is not a Deliverable or Software in a manner not authorized by Service Provider in writing.  If any Covered Resource provided by Service Provider hereunder is held to constitute, or in Service Provider’s reasonable judgment is likely to constitute, an infringement or misappropriation, Service Provider will in addition to its indemnity obligations, at its expense and option, and after consultation with Customer regarding Customer’s preference in such event, either:  (w) procure the right for Customer Indemnitees to continue using such Covered Resource; (x) replace such Covered Resource with a non-infringing equivalent, provided that such replacement does not result in a degradation of the functionality, performance or quality of the Covered Resource; (y) modify such Covered Resource, or have such Covered Resource modified, to make it non-infringing, provided that such modification does not result in a degradation of the functionality, performance or quality of the Covered Resource; or (z) create a feasible workaround that would not have any adverse impact on the Customer Group;

(b)        all Claims by employees of Service Provider, its Affiliates or subcontractors arising out of or relating to this Agreement, except to the extent of any indemnification obligation of Customer to any Service Provider Affiliate or subcontractor or to the extent caused by the negligence or willful misconduct of any member of the Customer Group or any of their Affiliates or contractors (but excluding Service Provider and its Affiliates and subcontractors from such exception);

(c)         all Claims arising out of, resulting from or related to any act or omission of Service Provider in its capacity as an employer of a Person and arising out of or relating to (i) Laws for the protection of Persons who are members of a protected class or category of Persons, (ii) sexual discrimination or harassment, and (iii) any other aspect of the employment relationship or its termination (including claims for breach of an express or implied contract of employment) which arose when the Person asserting the claim, demand, charge, actions, cause of action or other proceeding was an employee of or candidate for employment by Service Provider;

(d)        all Claims for bodily injuries, death or damage to tangible personal or real property, to the extent caused by negligent, grossly negligent or reckless acts or omissions or tortious willful misconduct of Service Provider or any of its Affiliates or subcontractors;

(e)         all Claims (i) by Governmental Authorities for fines and penalties arising from a violation by Service Provider, its Affiliates or subcontractors of the Laws applicable to Service Provider, as set forth in Section 3.2(a)(ii), (excluding any such violation to the extent caused by a member of the Customer Group) and (ii) by Third Parties arising from such a violation to the extent that the resulting Losses are of the type which such Law applicable to Service Provider was intended or is generally understood to be intended to avoid, prevent or mitigate;

(f)         all Claims for Service Provider’s tax liabilities arising from Service Provider’s provision of Services, as set forth in Section 4.2;

(g)        all Claims arising out of the failure of Service Provider to obtain Required Consents which are the responsibility of Service Provider in accordance with Section 9.5, except to the extent that any such failure or inability results from Customer’s failure to perform any of its obligations under the Agreement;

(h)        all Claims that any personnel supplied by Service Provider, its Affiliates and/or their permitted subcontractors under the Agreement is an employee or agent of Customer, except to the extent that Customer’s actions other than in accordance with the Agreement or Service Provider’s direction are determined to have created an employer-employee or agency relationship with such personnel, including, (i) the cost of any employee benefits Customer is required to provide to or pay for on behalf of any personnel supplied by Service Provider, its Affiliates and/or their permitted subcontractors, and (ii) any Claim brought by any personnel supplied by Service Provider, its Affiliates and/or permitted subcontractors against Customer based upon the employer-employee relationship;

(i)          any Claim resulting from Service Provider’s misappropriation of confidential information in breach of its obligations under Section 11.4 with respect to Customer Company Information (excluding circumstances in which the unavailability of Customer Data is directly caused by technical or other operational problems, or any of the circumstances referred to in Section 17.13); and

(j)          any Claims resulting from Service Provider’s breach of its representations, warranties or covenants set forth in Sections 6.2(a), 6.2(b) and 6.2(i).

14.2.                        Indemnity by Customer

Customer will indemnify and hold harmless Service Provider and its Affiliates, and the respective current, future and former officers, directors, employees, agents, successors and assigns of each of the foregoing, and each of the foregoing persons or entities (the “Service Provider Indemnitees”) on demand, from and against any and all Losses incurred by any of them and shall defend the Service Provider Indemnitees against all Claims arising from or in connection with:

(a)         all Claims that any Customer Software, or Service Provider’s use thereof in accordance with the terms of this Agreement, infringes or misappropriates the Intellectual Property Rights of a Third Party; provided, however, that Customer shall have no liability or obligation to any of the Service Provider Indemnitees under this Section 14.2(a) to the extent that the claim of infringement or misappropriation is caused by:  (i) such Service Provider Indemnitee’s modification of such Customer Software, except as authorized by Customer in writing; (ii) such Service Provider Indemnitee’s use of such item in combination with any product or equipment not owned or provided by Customer, except where Customer knew that such combination would be used by Service Provider or such Service Provider Indemnitee and did not object (Customer will be deemed to have knowledge of such combinations only if they are described in or reasonably inferred from the Agreement or any documentation exchanged by Service Provider, its Affiliates and subcontractors and the members of the Customer Group and, in each case, their respective representatives); or (iii) any Customer Software incorporated in any Work Product.  If any Customer Software provided by Customer hereunder is held to constitute, or in Customer’s reasonable judgment is likely to constitute, an infringement or misappropriation, Customer will in addition to its indemnity obligations, at its expense and option, and after consultation with Service Provider regarding Service Provider’s preference in such event, either:  (w) procure the right for Service Provider Indemnitees to continue using such Customer Software; (x) replace such Customer Software with a non-infringing equivalent, provided that such replacement does not result in a degradation of the functionality, performance or quality of the deliverable or item; (y) modify such Customer Software, or have such Customer Software modified, to make it non-infringing, provided that such modification does not result in a degradation of the functionality, performance or quality of the Customer Software; or (z) create a feasible workaround that would not have any adverse impact on Service Provider;

(b)        all Claims by employees of Customer, its Affiliates or subcontractors  (excluding Service Provider and its Affiliates and their subcontractors) arising out of or relating to this Agreement, except to the extent of any indemnification obligation of Service Provider to any Customer Indemnitee or to the extent caused by the negligence or willful misconduct of Service Provider, its Affiliates or their subcontractors;

(c)         all Claims arising out of, resulting from or related to any act or omission of any member of the Customer Group in its capacity as an employer of a Person and arising out of or relating to (i) Laws for the protection of Persons who are members of a protected class or category of Persons, (ii) sexual discrimination or harassment, and (iii) any other aspect of the employment relationship or its termination (including claims for breach of an express or implied contract of employment) which arose when the Person asserting the claim, demand, charge, actions, cause of action or other proceeding was an employee of or candidate for employment by any member of the Customer Group;

(d)        all Claims for bodily injuries, death or damage to tangible personal or real property, to the extent caused by negligent, grossly negligent or reckless acts or omissions or tortious willful misconduct of Customer or any of its Affiliates or subcontractors (excluding Service Provider and its Affiliates and their subcontractors);

(e)         all Claims (i) by Governmental Authorities for fines and penalties arising from a violation by Customer, its Affiliates or subcontractors (excluding Service Provider and its Affiliates and their subcontractors) of the Laws applicable to Customer (excluding any such violation to the extent caused by Service Provider, its Affiliates or subcontractors) and (ii) by Third Parties arising from such a violation to the extent that the resulting Losses are of the type which such Law applicable to Customer was intended or is generally understood to be intended to avoid, prevent or mitigate;

(f)         all Claims arising out of the failure of Customer to obtain, or cause to be obtained, any consent or approval required for Service Provider and its permitted subcontractors to use the Customer Assets, or any component thereof, to the full extent provided in the Agreement, including any failure or inability to obtain Required Consents which are the responsibility of Customer in accordance with Section 9.5;

(g)        any Claims resulting from Customer’s breach of its representations, warranties or covenants set forth in Sections 6.1(a), 6.1(b) and 6.1(e);

(h)        all Claims for Customer’s tax liabilities, if any, as set forth in Section 4.2;

(i)          all Claims that any Customer personnel is an employee or agent of Service Provider, except to the extent that Service Provider’s actions other than in accordance with the Agreement or Customer’s direction are determined to have created an employer-employee or agency relationship with such personnel, including, (i) the cost of any employee benefits Service Provider is required to provide to or pay for on behalf of any Customer personnel, and (ii) any Claim brought by any Customer personnel against Service Provider based upon the employer-employee relationship; and

(j)          any Claim resulting from Customer’s misappropriation of confidential information in breach of its obligations under Section 11.4 with respect to Service Provider Company Information.

14.3.                        Indemnification Procedures

An indemnified Party under this Section 14 shall promptly notify the indemnifying Party of any Claim with respect to which it seeks indemnity under this Section 14.  An indemnifying Party may participate, at its own expense, in the defense of such Claim.  If it so elects within a reasonable time after receipt of such notice, an indemnifying Party may, except as provided in the immediately following sentence and the last sentence of this paragraph, assume the defense of such Claim, with counsel reasonably satisfactory to the indemnified Party to represent the indemnified Party and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified Party shall have the right to retain its own counsel, but the fees and expense of such counsel shall be at the expense of such indemnified Party unless, (a) the indemnifying Party and the indemnified Party shall have mutually agreed otherwise, or (b) the named Parties to any such proceeding (including any impleaded parties) include both the indemnifying Party and the indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them.  It is agreed that the indemnifying Party shall not, in respect of the legal expense of any indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified Parties and that all such fees and expenses shall be reimbursed as they are incurred.  The indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent.  No indemnifying Party shall, without the prior written consent of the indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified Party is or could have been a party and indemnity could have been sought hereunder by such indemnified Party (i) if such settlement: (A) involves any form of relief other than the payment of money, (B) any finding or admission of any violation of any Law or any of the rights of any person, or (C) has any adverse effect on any other Claims that have been or may be made against the indemnified Party, or (ii) if such settlement involves only the payment of money, unless it includes an unconditional release of such indemnified Party of all liability on all indemnified claims that are the subject of such proceeding.  An indemnified Party may assume control of the defense of any Claim if (1) it irrevocably waives its right to indemnity under this Section 14, or (2) without prejudice to its full right to indemnity under this Section 14 (aa) the indemnifying Party fails to provide reasonable assurance to the indemnified Party of its financial capacity to defend or provide indemnification with respect to such Claim, (bb) the indemnified Party determines in good faith that there is a reasonable likelihood that a Claim would materially and adversely affect it or any other indemnitees other than as a result of monetary damages that would be fully reimbursed by an indemnifying Party under the Agreement, or (cc) the indemnifying Party refuses or fails to timely assume the defense of such Claim.

An indemnifying Party required to provide an indemnity to an indemnified Party under this Section 14 shall have no obligation for any Claim under this Section if:

(x)            the indemnified Party fails to timely notify the indemnifying Party of such Claim as provided above, but only to the extent that the defense of such Claim is prejudiced by such failure;

(y)           the indemnified Party fails to tender control of the defense of such Claim to the indemnifying Party as provided in this Section 14.3; or

(z)            the indemnified Party fails to provide the indemnifying Party with reasonable cooperation in the defense of such Claim (the cost thereof to be borne by the indemnifying Party).

The indemnified Party shall mitigate the Losses, using commercially reasonable efforts,  associated with any Claim for which it seeks indemnification pursuant to this Section.

15.                                 INSURANCE AND RISK OF LOSS

15.1.                        Service Provider Insurance

During the Term of the Agreement, Service Provider shall maintain and keep in force, at its own expense and without limiting its indemnity obligations as set forth in Section 14, the following minimum insurance coverages and limits in accordance with this Agreement in forms and with insurance companies qualified to do business in the states where the Services are performed:

(a)         workers’ compensation insurance, with statutory limits as required by the various Laws applicable to the employees of Service Provider and any Service Provider subcontractor that provides or performs any of the Services;

(b)        employer’s liability insurance, for employee bodily injuries and deaths, with a limit of [***] each accident.  Excess liability insurance may be used to satisfy the limit requirement in this paragraph (b).  Such excess liability policy shall exceed the underlying policy without gaps in limits and provide coverage as broad as the underlying insurance coverage;

(c)         commercial general liability insurance, covering claims for bodily injury, death and property damage, including premises and operations, independent contractors,

products, services and completed operations (as applicable to the Services), personal injury, contractual, and broad-form property damage liability coverages, with limits as follows:  (i) occurrence/aggregate limit of [***] for bodily injury, death and property damage per occurrence and [***] combined aggregate; or (ii) split liability, without aggregate limits, of (A) [***] for bodily injury per person; (B) [***] for bodily injury per occurrence; and (C) [***] per occurrence for property damage.  Excess liability insurance may be used to satisfy the limit requirement in this paragraph (c).  Such excess liability policy shall exceed the underlying policy without gaps in limits and provide coverage as broad as the underlying insurance coverage. Customer shall be named as an additional insured under this policy;

(d)        commercial automobile liability insurance, covering owned, non-owned and hired vehicles, with limits as follows:  (i) combined single limit of [***] for bodily injury, death and property damage per occurrence; or (ii) split liability limits of (A) [***] for bodily injury per person; (B) [***] for bodily injury per occurrence; and (C) [***] for property damage.  Excess liability insurance may be used to satisfy the limit requirements in this paragraph (d).  Such excess liability policy shall exceed the underlying policy without gaps in limits and provide coverage as broad as the underlying insurance coverage. Customer shall be named as an additional insured under this policy;

(e)         all-risk property insurance, on a replacement cost basis, covering the real and personal property of Service Provider which Service Provider is obligated to insure by the Agreement; such real and personal property may include buildings, equipment, furniture, fixtures and supply inventory;

(f)         professional liability errors and omissions insurance, with a limit of [***] per occurrence and in the aggregate; such insurance shall include coverage for claims and losses with respect to network risks (such as data breaches, unauthorized access/use, ID theft, damage/loss/theft of data) and intellectual property infringement such as copyrights, trademarks, servicemarks, and trade dress; the retroactive coverage date shall be no later than the policy effective date.  IBM will continue such insurance coverages for the Term of the Agreement and for a period of two (2) years following the termination of the Agreement, as long as such coverage remains commercially available and financially viable in the market place; and

(g)        Employee dishonesty coverage for loss of money, securities and other tangible property belonging to Customer Group resulting directly from a fraudulent or  dishonest act of IBM employees while performing professional services for Customer in a minimum amount of not less than [***] per occurrence and in the aggregate.

Service Provider shall deliver certificates of insurance verifying such coverage, in a form acceptable to Customer, prior to the Commencement Date.  Following the Commencement Date, Service Provider shall provide certificates of insurance verifying such coverage upon Customer’s written request.  Service Provider agrees to provide, in a form acceptable to Customer, renewals of such certificates of insurance upon receipt of such renewals.  Receipt and/or acceptance by Customer of any certificate of insurance that does not satisfy the coverage criteria set forth in this Section 15, shall not operate as a waiver of Service Provider’s obligations hereunder.

The required insurance shall be provided by insurance companies [***].  Should any of the policies described herein be canceled before the expiration date thereof, the insurer affording coverage will endeavor to mail 30 days written notice to the certificate holder named herein, but failure to mail such notice shall impose no obligation of liability of any kind upon the insurer affording coverage, its agents or representatives.  No such cancellation or any material modification shall affect Service Provider’s obligation to maintain the insurance coverages required by the Agreement.  Service Provider and any subcontractors performing any portion of the Services under this Agreement shall name Customer as an additional insured on all policies described above other than the workers’ compensation, property and crime insurance policies.  All liability insurance policies described in paragraphs (a) through (e) above shall be written on an “occurrence” policy form, except for Errors & Omissions coverage, which is on a claims made basis.  Customer shall be named as loss payee as its interest may appear on the property and crime insurance policies of Service Provider.  Service Provider shall be responsible for payment of any and all deductibles, self-insured retentions, and self-insurance carried by Service Provider under its insurance program(s).  The coverage afforded under any insurance policy obtained by Service Provider pursuant to the Agreement shall be primary with respect to Service Provider’s acts or omissions.  Service Provider shall not perform under the Agreement without the prerequisite insurance.  If Service Provider fails to comply with any of the insurance requirements herein, upon written notice to Service Provider by Customer and a thirty (30) day cure period, Customer shall have the right, but not the obligation, to provide or maintain any such insurance, and to deduct the cost thereof from any amounts due and payable to Service Provider under this Agreement, or, in the event there are no such amounts due and payable, Service Provider shall reimburse Customer for such costs on demand.

The Parties do not intend to shift all risk of loss to insurance.  The naming of Customer as additional insured is not intended to be a limitation of Service Provider’s liability and shall in no event be deemed to, or serve to, limit Service Provider’s liability to Customer to available insurance coverage or to the policy limits specified in this Section 15 nor to limit Customer’s rights to exercise any and all remedies available to Customer under contract, at law or in equity.

15.2.                        Risk of Property Loss

Service Provider and Customer each shall be responsible for damages to their respective tangible personal or real property (whether owned or leased), and each Party agrees to look only to their own insuring arrangements (if any) with respect to such damages; provided, however, that either Party shall be responsible for damages to tangible property under its and/or its Affiliates and/or subcontractors control.

15.3.                        Waiver of Subrogation

Service Provider waives all rights to recover against Customer for any loss or damage to its tangible personal property (whether owned or leased) from any cause covered by insurance maintained by Service Provider, including any deductible or self-insured retention.  Service Provider will cause its insurers to issue appropriate waivers of subrogation rights endorsements to the [***] policies.  policies maintained by Service Provider, provided, however, that with respect to the worker’s compensation policy, such waiver of subrogation shall not apply in instances of [***].

16.                                 DISPUTE RESOLUTION

16.1.                        Disputes in General

The Parties will resolve all Disputes in accordance with the procedures described in the “Dispute Resolution Procedures” Exhibit.

16.2.                        Continued Performance

Except where directly prevented from doing so by the matter in Dispute, the Parties agree to continue performing their respective obligations under this Agreement while any Dispute is being resolved unless and until such obligations are terminated by the termination or expiration of the Agreement.

16.3.                        Exceptions to Dispute Resolution Procedures

Notwithstanding any other provision of the Agreement, either Party may resort to court action for injunctive relief at any time if, in such Party’s good faith belief, the Dispute Resolution Procedures would permit or cause irreparable injury to such Party, or any Third Party claiming against such Party, due to delay arising out of the Dispute Resolution Procedures.

16.4.                        Governing Law

All rights and obligations of the Parties relating to this Agreement shall be governed by and construed in accordance with the Law of the State of Tennessee without giving effect to any choice-of-law provision or rule (whether of the State of Tennessee or any other jurisdiction) that would cause the application of the Laws of any other jurisdiction.  Each Party shall bring any suit, action or other proceeding with respect to the Agreement in a Federal District Court located in Memphis, Tennessee, unless the jurisdiction of such courts are improper, in which event a Party may bring such suit, action or other proceeding in any court of competent jurisdiction in Memphis, Tennessee.  Service Provider consents to the exclusive jurisdiction of any state or federal court empowered to enforce this Agreement located in Memphis, Tennessee, and waives any objection thereto on the basis of personal jurisdiction or venue.  The Parties waive their respective rights to trial by jury of any cause of action, claim, counterclaim or cross-complaint in any action, proceeding and/or hearing brought by either Party against the other on any matter whatsoever arising out of, or in any way connected with, this Agreement.

17.                                 GENERAL

17.1.                        Relationship of Parties

(a)         No Joint Venture.  The Agreement (including the Transaction Documents) shall not be construed as constituting either Party as partner, joint venture or fiduciary of the other Party or to create any other form of legal association that would impose liability upon one

Party for the act or failure to act of the other Party, or as providing either Party with the right, power or authority (express or implied) to create any duty or obligation of the other Party.

(b)                         Publicity.  Each Party will submit to the other Party for approval all advertising, written sales promotion, press releases and other publicity matters relating to the Agreement in which the other Party’s name or marks are mentioned or language from which the connection of such name or marks may be inferred or implied, and will not publish or use such advertising, sales promotion, press releases, or publicity matters without prior written approval of the other Party.

17.2.                        Entire Agreement, Updates, Amendments and Modifications

This Master Agreement, and the related Transaction Document No. 1 of even date, amends and restates in its entirety the Original Agreement.  The Agreement (including the Transaction Documents) constitutes the entire agreement of the Parties with regard to the Services and matters addressed therein, and all prior agreements, letters, proposals, discussions and other documents regarding the Services and the matters addressed in the Agreement (including the Transaction Documents) are superseded and merged into the Agreement (including the Transaction Documents).  Notwithstanding the foregoing, any claims the Parties may have against one another arising entirely prior to the Effective Date shall be governed by, the Original Agreement.  Updates, amendments, corrections and modifications to the Agreement, including the Transaction Documents, and waivers of its terms, may not be made orally, but shall only be made by a written document signed by both Parties.  Any terms and conditions varying from the Agreement (including the Transaction Documents) on any order or written notification from either Party shall not be effective or binding on the other Party.

17.3.                        Force Majeure

(a)                          Generally. Each Party will be excused from performance under this Agreement (including, in the case of Service Provider, its obligation to meet any affected Service Levels) for any period and to the extent that it is prevented from or delayed in performing any obligations pursuant to this Agreement, in whole or in part, as a result of a Force Majeure Event.  If either Party is prevented from, or delayed in performing any of its obligations under this Agreement by a Force Majeure Event, it shall promptly notify the other Party verbally (to be confirmed in writing within twenty-four (24) hours of the inception of the delay) of the occurrence of a Force Majeure Event and describe, in reasonable detail, the circumstances constituting the Force Majeure Event and of the obligations, the performance of which are thereby delayed or prevented.  The Party claiming that a Force Majeure Event has occurred shall continue to use commercially reasonable efforts to mitigate the impact or consequence of the event on the other Party and to recommence performance whenever and to whatever extent commercially reasonable without delay.  The affected Party shall provide the other Party with daily updates (and more frequent updates if requested) as to the status of its efforts to recommence performance and written notice upon conclusion of the Force Majeure Event.

(b)                         Implementation of Disaster Recovery Plan.  Notwithstanding any other provision of this Section, a Force Majeure Event shall obligate and require Service Provider to commence and implement all of the Services relating to the security requirements pursuant to Section 3.2(d) and to the disaster recovery requirements set forth in the Disaster Recovery Plan, except to the extent such performance is also affected by the Force Majeure Event.

(c)                          Extended Nonperformance.  If a Force Majeure Event substantially prevents, hinders or delays Service Provider’s performance of any Services for more than (i) the period specified in the “Disaster Recovery Requirements” Schedule for full recovery of the Services, or (ii) if no such period is specified, three (3) Business Days, then Customer may procure replacement services from an alternate source[***], Customer shall not be obligated to pay Service Provider the Charges for the portion of the applicable Services that are the subject of a termination notice pursuant to Section 12.1(i)(2) beyond the date of such termination.

17.4.                        Waiver

No waiver of any breach of any provision of the Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.

17.5.                        Severability

If any provision of the Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the Parties’ original intentions as nearly as possible in accordance with applicable Law(s).

17.6.                        Counterparts

This Master Agreement and each Transaction Document may be executed in counterparts.  Each such counterpart shall be an original and together shall constitute but one and the same document.  The Parties agree that a photographic or facsimile copy of the signature evidencing a Party’s execution of this Agreement shall be effective as an original signature and may be used in lieu of the original for any purpose.

17.7.                        Binding Nature and Assignment

The Agreement will be binding on the Parties and their respective successors and permitted assigns.  Except as provided in this Section 17.7, neither Party may, or will have the power to, assign the Agreement (or any rights thereunder) by operation of law or otherwise without the prior written consent of the other, except that a Party may assign its rights and delegate its duties and obligations under this Agreement without such consent (a) to an Affiliate or (b) as a whole as part of the sale or transfer of all or substantially all of its assets and business, including by merger or consolidation, to or with a Person (i) that agrees in writing to be bound by the terms and conditions of this Agreement and (ii) the senior unsecured debt of which is rated at least as highly by one or more “Nationally Recognized Statistical Rating Organizations” (as defined by the rules and regulations of the United States Securities and Exchange Commission) as the senior unsecured debt of Customer as of the Original Effective Date.  Any attempted assignment that does not comply with the terms of this Section 17.7 shall be null and void.

17.8.                        Notices

(a)                          Whenever one Party is required or permitted to give a notice, communication or consent to the other Party under the Agreement, such notice, communication or consent will be in writing unless otherwise specifically provided herein and will be deemed given when delivered by hand, one (1) day after being given to an express courier with a reliable system for tracking delivery, or five (5) days after the day of mailing, when mailed by United States mail or registered or certified mail, return receipt requested, postage prepaid.

(b)                         Notifications will be addressed as follows:

In the case of Service Provider: IBM Project Executive 860 Ridge Lake Blvd Memphis, TN 38120	with a copy to: [***] VP, Assistant General Counsel Global Technology Services IBM Corporation 294 Rt. 100 Somers, New York 10589

Copies of notices requesting inspections and audits pursuant to Section 9.7 of the Agreement need not be provided to the VP, Assistant General Counsel, but shall be provided to the Service Provider Audit Focal at the address designated by Service Provider.

In the case of Customer: Customer Contract Manager ServiceMaster Consumer Services, L.P. 860 Ridge Lake Boulevard Memphis, Tennessee 38120	with a copy to: ServiceMaster Consumer Services, L.P. 860 Ridge Lake Boulevard Memphis, Tennessee 38120 Attention: General Counsel

In addition, notices of Security Breaches shall be provided to the following Customer Group personnel by telephone with confirmation by electronic mail:

Director of Security and Compliance [***] [***] [***]	[***]Deputy General Counsel [***] [***]

Either Party hereto may from time to time change its address for notification purposes by giving the other prior written notice of the new address and the date upon which it will become effective.

17.9.                        No Third Party Beneficiaries

(a)                          The Parties do not intend, nor will any Section hereof be interpreted, to create for any Third Party beneficiary rights with respect to either of the Parties, except, subject to paragraph (b) below, each member of the Customer Group shall be a Third Party beneficiary under the Agreement, and the Third Parties identified in Section 14 will have the rights and benefits described in that Section.

(b)                         [***]  For avoidance of doubt, any action, claim, or dispute of or by a member of the Customer Group or a divested entity or operation or any indemnified party under Section 14 shall be subject to any and all limitations and defenses available to Service Provider under this Agreement or otherwise, as well as the Dispute Resolution Procedures.  All rights of the members of the Customer Group and each divested entity or operation, or any beneficiary under Section 14, are, and shall remain throughout the Term and thereafter, subject to any waiver, amendment, change, or other modification to this Agreement agreed between Service Provider and Customer, irrespective of any reliance or change in position of the members of the Customer Group or any approval of any such Customer Group member, divested entity or operation, or indemnified party pursuant to Section 14, and no consent, agreement or approval of such Customer Group member, divested entity or operation, or indemnified party pursuant to Section 14 shall be required for such waiver, amendment, change or other modification.

17.10.                  Rules of Construction

Interpretation of the Agreement shall be governed by the following rules of construction:  (a) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (b) the word “including” and words of similar import shall mean “including, without limitation,” (c) provisions shall apply, when appropriate, to successive events and transactions, (d) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement, (e) the words “herein,” “hereto,” “hereinafter” and words of similar import refer to the Agreement as a whole, and (f) the Agreement was drafted with the joint participation of both Parties and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning hereof.  In the event of any apparent conflicts or inconsistencies between the provisions of this Master Agreement, the Exhibits, the Transaction Documents, the Schedules or other attachments to the Agreement and Transaction Documents, such provisions shall be interpreted so as to make them consistent to the extent possible, and if such is not possible, the provisions of Section 1.2(d) shall control.

17.11.                  Further Assurances

During the Term and at all times thereafter, each Party shall provide to the other Party, at its request, reasonable cooperation and assistance (including the execution and delivery of affidavits, declarations, oaths, assignments, samples, specimens and any other documentation) as necessary to effect the terms of the Agreement.

17.12.                  Expenses

Each Party shall be responsible for the costs and expenses associated with the preparation or completion of the Agreement and the transactions contemplated hereby except as specifically set forth in the Agreement.

17.13.                  Savings Clause

In no event will Service Provider be liable for any failure or delay in performing any obligations hereunder (including Service Levels), or any resulting damages or Losses, to the extent caused by (a) failure of a member of the Customer Group or their contractors to perform their respective Responsibilities or other obligations under the Agreement or provide resources under this Agreement when required, (b) tortious acts of a member of the Customer Group or their contractors (excluding Service Provider, its Affiliates and their subcontractors), or (c) any member of the Customer Group’s failure to obtain all licenses and permits required by Law in connection with the Customer Business.

17.14.                  Jury Trial Waiver

Each Party hereby waives any rights it might otherwise have to trial by jury.

17.15.                  Currency

All references to payments or credits in the Agreement shall refer to payments or credits in United States dollars and all payments and credits between the Parties pursuant to the Agreement shall be transacted in United States dollars unless a different currency is expressly agreed upon by the Parties with respect to a specific matter.

17.16.                  Consents and Approvals

The Parties agree that in any instance where a consent, approval or agreement is required of a Party in order for the other Party to perform under or comply with the terms and conditions of the Agreement, then such Party will not unreasonably withhold or delay such consent, approval or agreement and, where consent, approval or agreement cannot be provided, the Party shall notify the other Party in a timely manner.

17.17.                  Professional Advice

Notwithstanding anything to the contrary in this Agreement, Service Provider will not be required to provide, and nothing in this Agreement will be construed as provision by Service Provider of, any legal, audit, attest, tax or other similar professional advice.

17.18.                  Resale

Neither Customer nor any member of the Customer Group may resell any of the Services provided under this Agreement to any Third Party.

EXHIBITS TO THE MASTER AGREEMENT

Exhibit

1                                          Definitions [portions omitted]

2                                          List of Transaction Document Schedules  [portions omitted]

3                                          Form of Transaction Document  [portions omitted]

4                                          Governance and Change Control  [portions omitted]

5                                          [Reserved]

6                                          Form of Auditor Confidentiality Agreement

7                                          Dispute Resolution Procedures  [portions omitted]

8                                          Procedures Manual Requirements  [portions omitted]

9                                          Customer Security Requirements  [portions omitted]

10                                    Market Currency Procedures  [portions omitted]

10.1                           Benchmarking Services Agreement  [portions omitted]

11                                    Policies  [portions omitted]

12                                    Form of Business Associate Agreement

13                                    Customer Competitors  [portions omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 1
Definitions

This is Exhibit 1, Definitions, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines corporation.

The following terms used in the Agreement shall have the meanings indicated:

1.01                           [***].

1.02                           Action Plan has the meaning set forth in Section 9.7(f) of the Master Agreement.

1.03                           [***].

1.04                           Additional Services means information technology functions, tasks and activities that are reasonably related to, but fall outside of the then existing scope of the Services.

1.05                           Affiliate means, with respect to a Party, any entity that controls, is controlled by or is under common control with a Party.  For purposes of this definition, the term “control” (including with correlative meanings, the terms “controlled by” and “under common control with”) means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by trust, management agreement, contract or otherwise.  A Person or entity will be conclusively deemed to “control” another person or entity, if it is the “beneficial owner,” as defined pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and the related rules and regulations, of securities of that entity having the power to cast more than fifty percent (50%) of the votes entitled to be cast for the election of directors or similar managers of such entity.

1.06                           Agreement means the Master Services Agreement, all Exhibits thereto, all Transaction Documents executed pursuant to the Master Agreement, all Schedules thereto, the Procedures Manuals and all Change Orders, which documents are incorporated into the “Agreement” by this reference.

1.07                           Affected Services has the meaning set forth in Section 3.4(i) of the Master Agreement.

1.08                           Approved Subcontractors has the meaning set forth in Section 9.3(a) of the Master Agreement.

1.09                           Audits means collectively and individually, Customer Audits, Service Provider Audits, Operational Audits and Financial Audits.

1.10                           Baselines has the meaning set forth in the “Charges” Schedule to a Transaction Document.

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1.11                           Benchmarker refers to each of the persons identified in the “List of Approved Benchmarkers” Schedule to a Transaction Document that may participate in the Benchmarking Process.

1.12                           Benchmarking Process refers to the benchmarking process described in the “Market Currency Procedures” Exhibit.

1.13                           [***]

1.14                           Business Day means each Monday through Friday, other than national holidays, recognized by Customer.

1.15                           Change means:  (1) any change to (a) the Services, (b) the Service Levels, (c) the Service Provider Assets, or (d) the Customer Asset that, in each case, would alter the (i) functionality, Service Levels or technical environment of the Service Provider Assets used to provide the Services, (ii) manner in which the Services are provided, (iii) composition of the Services or (iv) cost to Customer or Service Provider of the Services; (2) any change to (a) the Locations or (b) the Security Requirements, Disaster Recovery Plan or Customer Compliance Requirements; (3) any change that disrupts the provision of the Services; or (4) any amendment, modification, addition or deletion proposed by a Party to this Agreement.

1.16                           Change Control Procedures has the meaning set forth in Section 9.6 of the Master Agreement.

1.17                           Change of Control means the transfer of Control (as defined in the definition of “Affiliate”), or sale of all or substantially all of the assets (in one or more transactions), of a Party or other designated person or entity, from the person or persons that hold such Control of such Party or other designated person or entity on the Original Effective Date to another person or persons, but shall not include a transfer of Control, or such a sale of assets, to an Affiliate of such Party or the loss of Control by such person or persons without a resulting transfer to another person or persons (e.g., pursuant to the issuance of voting securities representing Control in a broadly-distributed public offering) or other designated person or entity.

1.18                           Change Order means a document that amends the Agreement, and which is executed pursuant to the Change Control Procedure, in substantially the form set forth in the “Change Control Process” Exhibit.

1.19                           Charges has the meaning set forth in the “Charges” Schedule to a Transaction Document.

1.20                           Claim means any civil, criminal, administrative or regulatory action or proceeding commenced or threatened by a Third Party, including Governmental Authorities and regulatory agencies.

1.21                           Commencement Date means the date on which Service Provider begins to provide Services under a Transaction Document to the Customer Group as agreed upon by the Parties, and as set forth in the “Transition and Transformation Plan” Schedule to such Transaction Document.  There may be a separate Commencement Date for a particular Service or set of Services.

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1.22                           Company Information means collectively the Confidential Information and Trade Secrets of a Party and/or a designated group including such Party, and with respect to the Customer Group includes the Customer Data.

1.23                           Confidential Information means with respect to a Party or a designated group including such Party, any and all proprietary information of the disclosing Party, of such group and/or of Third Parties in the possession of the disclosing Party and/or such group that is marked as confidential or otherwise identified as confidential by the disclosing Party, or information disclosed orally or visually, or in written or other form of tangible information or materials without an appropriate letter, proprietary stamp or legend, if it would be apparent to a reasonable person, familiar with the disclosing Party’s business and industry, that such information or materials are of a confidential nature.  For the avoidance of doubt, and subject to the preceding sentence, Confidential Information also includes (i) information which has been disclosed to such Party and/or such group by a Third Party to whom such Party owes a duty of confidentiality, and (ii) with respect to the Customer Group, the Customer Data as well as other confidential and proprietary non-public information of the Customer Group including the financial and other terms of this Agreement and the Services, which Service Provider has heretofore obtained or may obtain during the Term of this Agreement, or which has been or may be developed by Service Provider expressly for Customer.

1.24                           Contract Change Control has the meaning set forth in Section 9.6 of the Master Agreement.

1.25                           Contract Year means each twelve-month period commencing on the Original Effective Date or any anniversary of the Original Effective Date during the Term.

1.26                           Controls Audit has the meaning set forth in Section 9.7(d)(i) of the Master Agreement.

1.27                           [***]

1.28                           Critical Transition Activities has the meaning set forth in Section 7.2 of the Master Agreement.

1.29                           Critical Transition Milestones has the meaning set forth in Section 7.2 of the Master Agreement.

1.30                           Customer means ServiceMaster Consumer Services, L.P., a Delaware limited partnership.

1.31                           Customer Assets means the equipment, Software, goods and other assets which are owned, leased or licensed by Customer and provided to Service Provider for use in connection with the provision of the Services.

1.32                           Customer Audits has the meaning set forth in Section 9.7(e)(iii) of the Master Agreement.

1.33                           Customer Auditors has the meaning set forth in Section 9.7(b) of the Master Agreement.

1.34                           Customer Business has the meaning set forth in Section 10.3(a) of the Master Agreement.

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1.35                           Customer Business Applications means the application software owned or licensed by members of the Customer Group and listed on the “Customer Business Applications” Schedule to a Transaction Document.

1.36                           Customer Competitors means those entities set forth in the “Customer Competitors” Exhibit.

1.37                           Customer Data means (i) all data and information generated, provided or submitted by, or caused to be generated, provided or submitted by, the Customer Group in connection with the Services; (ii) all data and information regarding the business of Customer collected, generated or submitted by, or caused to be generated, provided or submitted by, Service Provider and/or its Affiliates and subcontractors; (iii) all such data and information processed or stored, and/or then provided to or for the Customer Group, as part of the Services, including data contained in forms, reports and other similar documents provided by Service Provider as part of the Services; and (iv) Personally Identifiable Information.  For the avoidance of doubt, Customer Data does not include internal data of Service Provider generated in connection with the performance of Services and not reasonably related to its obligations under this Agreement (e.g., Service Provider personnel or cost data, internal reviews, or similar information or data).

1.38                           Customer Group means individually and collectively (i) Customer, (ii) any existing and future direct and indirect subsidiaries of ServiceMaster Global Holdings Inc. (or its successor), (iii) any other Persons or entities in which a Customer Group member has an ownership interest and which are authorized by Customer to use all or any portion of the Services, including joint ventures in which a Customer Group member has an ownership interest, and (iv) independently-owned franchisees of Customer Group members which are authorized by Customer to use all or any portion of the Services.

1.39                           Customer Group Materials has the meaning set forth in Section 10.4(a) of the Master Agreement.

1.40                           Customer Indemnitees has the meaning set forth in Section 14.1 of the Master Agreement.

1.41                           Customer-Licensed Software means Software owned by Third Parties and licensed to Customer and used by Service Provider to deliver the Services, or used by Customer on Service Provider Assets.

1.42                           Customer Marks has the meaning set forth in Section 10.4(c) of the Master Agreement.

1.43                           Customer-Owned Software means the Software owned by any member of the Customer Group and used by Service Provider to deliver the Services.

1.44                           Customer Software means the Customer-Licensed and Customer-Owned Software listed on the “Customer Software” Schedule to a Transaction Document that will be used by Service Provider in performing and providing Services under the Agreement.

1.45                           Customer Solution has the meaning set forth in Section 10.6(e) of the Master Agreement.

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1.46                           Customer Systems means the computer hardware, software, data networks and systems used and operated by the Customer Group for its information technology requirements, excluding the Service Provider Information System.

1.47                           Deliverables has the meaning set forth in Section  10.5 of the Master Agreement.

1.48                           Derivative Work means a derivative work as defined in Title 17 U.S.C. § 101, as amended.

1.49                           [***]

1.50                           Direct Damages has the meaning set forth in Section 13.3 of the Master Agreement.

1.51                           Direct Damages Cap has the meaning set forth in Section 13.1(a) of the Master Agreement.

1.52                           Disabling Code means computer programming code which has the principal function of permitting improper use, access, deletion or modification of, or disabling, deactivating, damaging or shutting down one or more software programs or systems and/or hardware or hardware systems, including “time bombs,” “protect codes,” “data destruction keys,” “trap doors” and similar code or devices.

1.53                           Disaster Recovery Plan means the disaster recovery plan set forth in “Disaster Recovery Requirements” Schedule to a Transaction Document.

1.54                           Disaster Recovery Services means those services described in Section 3.5 of the Master Agreement and the “Disaster Recovery Requirements” Schedule to a Transaction Document.  The Disaster Recovery Services are part of the Services.

1.55                           Dispute means any dispute, controversy or Claim, arising out of, or relating to, the Agreement, including situations or circumstances in which the Parties are required to mutually agree on additions, deletions or changes to terms, conditions or Charges, but are unable to do so.

1.56                           Dispute Resolution Procedures means the process for resolving Disputes set forth in the “Dispute Resolution Procedures” Exhibit.

1.57                           Disputed Charges has the meaning set forth in Section 4.8 of the Master Services Agreement.

1.58                           [***]

1.59                           Effective Date means the date of the execution of the Master Agreement by the Parties thereto as set forth in the first paragraph of the Master Agreement.

1.60                           Execution Date means the date of execution of a Transaction Document by the Parties as set forth on the initial page thereof.

1.61                           Extension Period has the meaning set forth in Section 2.1 of the Master Agreement.

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1.62                           Exhibit means an attachment to the Master Agreement as such attachment may be amended from time to time.

1.63                           [***]

1.64                           Financial Audits has the meaning set forth in Section 9.7(c) of the Master Agreement.

1.65                           Fixed Charges has the meaning set forth in the “Charges” Schedule to a Transaction Document.

1.66                           Force Majeure Event means an event(s) meeting both of the following criteria:

(a)                                  Caused by any of the following:  (i) catastrophic weather conditions or other extraordinary elements of nature or acts of God; (ii) extraordinary acts of government, acts of war, acts of terrorism, insurrection, riots, national or regional strikes or labor disputes, civil disorders or rebellion; and (iii) epidemics, quarantines and embargoes; provided, however, that the Parties expressly acknowledge and agree that Force Majeure Events do not include the regulatory acts of Governmental Authorities; and

(b)                                 The non-performing Party is without fault in causing or failing to prevent the occurrence of such event, and such occurrence could not have been circumvented by reasonable precautions and could not have been mitigated through performance of the Disaster Recovery Services.

1.67                           GAAP means generally accepted accounting principles prevailing from time to time in the United States.

1.68                           Governmental Authority means any nation or government, any federal, state, province, territory, city, town, municipality, county, local or other political subdivision thereof or thereto, any quasi-Governmental Authority, and any court, tribunal, arbitral body, taxation authority, department, commission, board, bureau, agency, instrumentality thereof or thereto or otherwise which exercises executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

1.69                           Internal Use Code means computer programming code (including both source and object code versions) that is not generally commercially available, incorporated by or on behalf of the Service Provider and/or its subcontractors into the Customer Systems to cause and/or enable the components of the Customer Systems to be integrated, compatible and/or interoperable, and/or to remediate and/or provide work-arounds for any failure of the Customer Systems to operate as necessary to perform and provide the Services in accordance with this Agreement, but does not include software tools used to generate computer programming code or to provide monitoring or diagnostic functionality.

1.70                           Intellectual Property Rights means any and all intellectual property rights existing from time to time under any Law including patent law, copyright law, trade secret law, trademark law (together with all of the goodwill associated therewith) and any and all other proprietary rights, and any and all applications, renewals, extensions and restorations of any of the foregoing, now

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or hereafter in force and effect worldwide.  For purposes of this definition, rights under patent law shall include rights under any and all patent applications and patents (including letters patent and inventor’s certificates) anywhere in the world, including any provisionals, substitutions, extensions, supplementary patent certificates, reissues, renewals, divisions, continuations in part (or in whole), continued prosecution applications, requests for continued examination, and other similar filings or stages thereof provided for under the laws of the United States, or of any other country.

1.71                           Key Personnel means those Service Provider employees set forth in “List of Key Personnel” Schedule to a Transaction Document.

1.72                           Key Service Provider Positions has the meaning set forth in Section 9.2(a)(i) of the Master Agreement.

1.73                           Law means all applicable laws (including those arising under common law), statutes, codes, rules, regulations, reporting or licensing requirements, ordinances and other pronouncement having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision, including those promulgated, interpreted or enforced by any governmental or regulatory authority, and any order of a court or governmental agency of competent jurisdiction.

1.74                           Locations means the locations at and from which Service Provider will provide and perform the Services as set forth in the “Locations” Schedule to a Transaction Document.

1.75                           Losses means all judgments, settlements, awards, damages, losses, charges, liabilities, penalties, interest claims (including taxes and all related interest and penalties incurred directly with respect thereto), however described or denominated, arising out of a Claim against a Party or any person entitled to indemnity pursuant to Article 14 of this Agreement in each case that a court, arbitrator or other tribunal finally awards to the party making the Claim or which are included in the amount of any settlement with such party and consented to by the Party responsible for such settlement in accordance with Section 14.3, and all related reasonable costs, expenses and other charges (including all reasonable attorneys’ fees and reasonable costs of litigation, hearings, proceedings, internal and external investigations, document and data productions and discovery, settlements, judgments, awards, interest and penalties), however described or denominated.

1.76                           Malware means computer software, code or instructions that:  (a) has the principal function of adversely affect the operation, security or integrity of a computing, telecommunications or other digital operating or processing system or environment, including other programs, data, databases, computer libraries and computer and communications equipment, by altering, destroying, disrupting or inhibiting such operation, security or integrity; (b) without functional purpose, self-replicate written manual intervention; (c) purport to perform a useful function but which actually perform either a destructive or harmful function, or perform no useful function and utilize substantial computer, telecommunications or memory resources; or (d) without authorization collect and/or transmit to third parties any information or data; including such software, code or instructions commonly known as viruses, Trojans, logic bombs, worms and spyware.

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1.77                           Master Agreement means the First Amended and Restated Master Services Agreement by and between the Parties dated November 1, 2010, and the attached Exhibits.

1.78                           Materials means computer programs, computer program listings, computer program tools, or computer program documentation, reports and drawings, as well as user manuals, charts, graphs and other written documentation and machine-readable text and files, including, computer programming code (including source code and object code) and all other works of authorship.

1.79                           New Services means the functions, responsibilities, activities, tasks and projects outside the scope of the Services that Service Provider may provide to Customer on terms to be agreed upon pursuant to Section 3.7 of the Master Agreement and set forth in a Change Order.

1.80                           [***]

1.81                           Open Source Software means software that (a) requires a licensor to cause source code to be distributed with the software or made available to any Third Party when the software is distributed or otherwise provided in any fashion to a third party; (b) restricts or impairs in any way Customer’s ability to license the software pursuant to terms of Customer’s choosing; (c) impacts in any fashion or limit Customer’s ability to enforce its patent or other intellectual property rights against any Third Party in any manner; or (d) Customer’s rights to will be terminated or affected in any manner if Customer asserts any of its intellectual property rights against any Third Party in connection with such software or otherwise.  Without limitation of the foregoing, Open Source Software shall include software subject to any version of the General Public License or the Lesser General Public License, or any license which has been certified as an “open source” license by the Open Source Initiative.

1.82                           Operational Audits has the meaning set forth in Section 9.7(b) of the Master Agreement.

1.83                           Operational Change Control has the meaning set forth in Section 9.6 of the Master Agreement.

1.84                           Original Agreement means the Master Services Agreement and the related Transaction Document No. 1, both dated as of December 11, 2008, by and between Customer and Service Provider.

1.85                           Original Effective Date means the December 11, 2008, the Effective Date under the Original Agreement.

1.86                           Party or Parties means Customer and/or Service Provider, as Parties to the Master Agreement.

1.87                           Pass-Through Charges has the meaning set forth in the “Charges” Schedule to a Transaction Document.

1.88                           PCAOB has the meaning set forth in Section 9.7(b) of the Master Agreement.

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1.89                           Person means an individual, corporation, limited liability company, partnership, trust, association, joint venture, unincorporated organization or entity of any kind or nature, or a Governmental Authority.

1.90                           Personally Identifiable Information means personally identifiable information of individuals that is defined as “personal information” (or an equivalent term) under the Gramm-Leach-Bliley Act, the Health Insurance Portability and Accountability Act of 1996, the European Data Protection Directive, or any similar state Law, and any information that may be used to track, locate or identify such individuals (or which is otherwise protected by Law), which is generated by or disclosed to Service Provider or its subcontractors in connection with the Services, and includes such information of Customer Group employees and of individuals who seek to obtain, obtain or have obtained products or services from any member of the Customer Group, which products and services are used or intended to be used for personal, family or household purposes.

1.91                           Prime Rate means the U.S. prime rate as published in the Wall Street Journal under the heading “Money Rates.”

1.92                           Processing means any operation or set of operations which is performed upon Personally Identifiable Information, whether or not by automatic means, such as collection, recording, organization, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction.

1.93                           Remedial Actions has the meaning set forth in Section 13.4 of the Master Agreement.

1.94                           Required Consents means any consents or approvals or other arrangements to be obtained by a Party under the Agreement (a) to allow a Party or its designees to assume financial, support, operational, management and/or administrative responsibility for any software licenses, software maintenance agreements, hardware licenses, hardware leases, space leases, hardware maintenance agreements, network, support and services agreements and similar arrangements; (b) to allow for the transfer of any of the contractual arrangements described in (a) above from one Party or its Affiliates to another Party or its Affiliates; and (c) to permit access, use and other rights for a Party with respect to software, hardware, equipment, services, facilities and similar items.

1.95                           Resource Units has the meaning set forth in the “Charges” Schedule to a Transaction Document.

1.95 SAS 70 has the meaning set forth in Section 9.7(d)(i) of the Master Agreement.

1.96                           Security Breach means (A) any circumstance pursuant to which applicable Law requires notification of such breach to be given to affected parties or other activity in response to such circumstance; or (B) any actual, attempted, suspected or threatened circumstance that compromises, or could reasonably be expected to compromise, either Physical Security or Systems Security (as such terms are defined below) in a fashion that either does or could reasonably be expected to permit unauthorized Processing, use, disclosure or acquisition of or access to any Customer Data, Customer Software, Deliverables or any Company Information

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developed, maintained, processed or transmitted by Service Provider or its agents or subcontractors in connection with the Services.  Physical Security means physical security at any Location housing systems maintained by Service Provider or its agents or subcontractors in connection with the Services and in the course of physical transportation of assets used by Service Provider in performing the Services and physical media including Customer Company Information.  Systems Security means security of computer, electronic or telecommunications systems of any variety (including data bases, hardware, software, storage, switching and interconnection devices and mechanisms), and networks of which such systems are a part or communicate with, used directly or indirectly by Service Provider or its agents or subcontractors in connection with the Services.  Physical Security and Systems Security are the specific security measures required pursuant to the “Customer Security Requirements” Exhibit.

1.97                           Security Requirements has the meaning set forth in Section 3.2(d) of the Master Agreement.

1.98                           Service Level Agreement means the schedule to a Transaction Document specifying the service level methodology and the Service Levels applicable to the Services described in such Transaction Document, remedies for Service Provider’s failure to comply with such Service Levels, including the applicable Service Level Credits, procedures for modifying and improving Service Levels and related provisions.

1.99                           Service Level Credits has the meaning set forth in the “Service Level Agreement” Schedule to a Transaction Document.

1.100                     Service Level has the meaning set forth in the “Service Level Agreement” Schedule to a Transaction Document.  Each “Service Level Agreement” Schedule shall be promptly updated and modified from time to time by the Parties to reflect changes to the Service Levels related to the associated Transaction Document.

1.101                     Service Level Termination Event has the meaning set forth in the “Service Level Methodology” Schedule to a Transaction Document.

1.102                     Service Provider means International Business Machines Corporation.

1.103                     Service Provider Assets means the equipment, software, goods and other assets which are owned, leased or licensed by Service Provider, its Affiliates or subcontractors and provided to the Customer Group or otherwise by Service Provider, its Affiliates or subcontractors and used  in connection with the provision of the Services, but excluding the Customer Assets.

1.104                     Service Provider Audits means the audits described in Section 9.7(d)(i).

1.105                     Service Provider Equipment means the computer equipment, peripheral devices, storage media, cabling, connectors, extenders and other equipment provided by or through and used by Service Provider in connection with the provision of the Services, but excluding the Customer Assets.

1.106                     Service Provider Indemnitees has the meaning set forth in Section 14.2 of the Master Agreement.

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1.107                     Service Provider Information System means the hardware, software, data network(s) and systems provided and/or used (whether owned, under contract and/or licensed) by Service Provider to perform and provide the Services that Service Provider uses to perform and/or provide the Services.

1.108                     Service Provider Licensed Software means Service Provider Software developed by Third Parties and licensed to Service Provider.

1.109                     Service Provider Location has the meaning set forth in the “Locations” Schedule to a Transaction Document

1.110                     Service Provider Materials has the meaning set forth in Section 10.3 of the Master Agreement.

1.111                     Service Provider Records has the meaning set forth in Section 9.7(a) of the Master Agreement.

1.112                     Service Provider Representatives has the meaning set forth in Section 10.5(a) of the Master Agreement.

1.113                     Service Provider Shared Services Center means a Location (other than a Customer Location) at which Service Provider provides services to multiple customers.

1.114                     Service Provider Software means the Software used by Service Provider or its subcontractors in providing the Services and (i) owned by Service Provider before the Effective Date or acquired by Service Provider after the Original Effective Date, (ii) developed by Service Provider ; or (iii) Service Provider Licensed Software.

1.115                     Services means the services, functions, responsibilities, activities, tasks and projects (i) to be performed by Service Provider and set forth in the Agreement, including the “Services Description” Schedule to a Transaction Document, as they may evolve and be supplemented and enhanced during the Term; (ii) that are an inherent, necessary, or customary part of the Services described in clause (i), or (iii) that were performed in the normal course of business by Customer’s personnel who were transitioned to Service Provider or displaced or whose functions were displaced as a result of the transactions contemplated by the Agreement to the extent such services, functions, responsibilities, activities, tasks and projects are reasonably related to the Services described in clause (i) and were performed by transitioned or displaced personnel during the twelve (12) months immediately prior to the Execution Date of the Transaction Document, provided, that such services, functions, responsibilities, tasks and/or project are identified by Customer to Service Provider in writing not later than eighteen (18) months after the applicable Execution Date in order to be performed for the remainder of the term of the applicable Transaction Document.

1.116                     Software or software means any computer programming code consisting of instructions or statements in a form readable by individuals (source code) or machines (object code), and related documentation and supporting materials therefor, in any form or medium, including electronic media.

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1.117                     Successor Service Provider means an entity that provides services to Customer similar to the Services following the termination or expiration of the Agreement.

1.118                     Tax or Taxes means federal, state and local sales, use, excise, telecommunications, and other similar types of transfer taxes, fees or charges (including any related penalties, additions to tax, and interest), however designated or imposed, which are in the nature of a transaction tax, fee or charge, but not including any taxes, duties, fees or charges imposed on or measured by net or gross income or gross receipts, capital stock or net worth or in the nature of an income, capital, franchise, or net worth tax.

1.119                     Term means the term of the Master Agreement as specified in Section 2.1 of the Master Agreement.

1.120                     Termination Assistance Services means the functions, responsibilities, activities, tasks and projects Service Provider is requested by Customer to perform in anticipation of and in connection with the termination or expiration of the Agreement in order to achieve an orderly transfer without interruption of Services from Service Provider to Customer or to Customer’s designee, the services described in the “Termination Assistance Services” Schedule to a Transaction Document and, as requested by Customer during the Termination Assistance Period, all or a portion of all other Services until such Services are transferred to Customer or to Customer’s designee.  Upon transfer of all or a portion of the Services to Customer or to Customer’s designee, Termination Assistance Services will be performed with respect to the transferred Services as specific skills are requested by Customer in consideration of the Charges set forth in Section 12.4(d).  The Termination Assistance Services are part of the Services.

1.121                     Termination Charge means the [***] set forth in the “Charges” Schedule to a Transaction Document.

1.122                     Third Party means a Person, business or entity other than a member of the Customer Group or Service Provider or its Affiliates.

1.123                     Third Party Provider means a business or entity other than a member of the Customer Group or Service Provider or its Affiliates that provides products, software and/or services under a Third Party agreement.

1.124                     Tower means a functionally-related group of Services designated as a Services “Tower” pursuant to a Transaction Document (e.g., helpdesk or network services).

1.125                     Trade Secrets means with respect to a Party and/or designated group including such Party, information related to the services and/or business of the disclosing Party of such group and/or of a Third Party which (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing Party and/or such group that are reasonable under the circumstances to maintain its secrecy, including (i) marking any information clearly and conspicuously with a legend identifying its confidential or proprietary nature; (ii) identifying any oral presentation or communication as confidential immediately before, during or after such oral presentation or communication; or (iii) otherwise, treating such information as confidential or secret.  Assuming the criteria in sections (a) and (b)

12

above are met, Trade Secrets include, but are not limited to, technical and nontechnical data, formulas, patterns, compilations, computer programs and software, devices, drawings, processes, methods, techniques, designs, programs, financial plans, product plans, and lists of actual or potential customers and suppliers.

1.126                     Transferred Affiliate has the meaning set forth in Section 10.11 of the Master Agreement.

1.127                     Transformation means the evolution and integration of the functions comprising the Services during and after Transition, as described in the “Transition and Transformation Plan” Schedule to a Transaction Document.

1.128                     Transition means the transition or implementation of resources and operational responsibilities for performance of the Services to Service Provider.

1.129                     [***]

1.130                     Transition Services means the tasks described in the “Transition and Transformation Plan” Schedule to a Transaction Document.

1.131                     [***]

1.132                     Variable Charges has the meaning set forth in the “Charges” Schedule to a Transaction Document.

1.133                     [***]

1.134                     Withholding Taxes means foreign, federal, and state and local taxes, fees, or charges which are imposed on or by reference to gross or net income or gross or net receipts and are required under Law to be withheld by Customer from payments made to Service Provider under this Agreement (including any related penalties and interest thereon).

13

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 2
List of Transaction Document Schedules

This is Exhibit 2, List of Transaction Document Schedules, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.

Schedule	Schedule Title
A	Definitions
B	Services Description
B-1	Statement of Work
B-2	Customer Business Applications
C	Key Personnel Provisions
C-1	Knowledge Worker Provisions
C-1-1	Consolidated Skills List
C-2	List of Key Personnel
D	Service Level Agreement
D-1	Service Level Methodology
D-2	Service Level Matrix
D-3	Critical Services
E	Charges
E-1	Pricing Methodology
E-2	Critical Transition and Transformation Milestone Payment and Credit Schedule
E-3	Monthly Base Charges/ARC-RRC
E-4	[Reserved]
E-5	[Reserved]
E-6	Project Rates
E-7	Resource Unit Definitions
E-8	Financial Responsibility Matrix
E-9	Termination Charges
E-10	Form of Invoice
F	Transition and Transformation Plan
F-1	Transformation and Transition
F-2	High Level Transition and Transformation Plan
F-3	Transition and Transformation Critical Milestones
F-4	[Reserved]
F-5	Re-Solution Milestones
F-5-1	[***]
F-5-2	[***]

1

Schedule	Schedule Title
F-5-3	[***]
F-5-4	[***]
F-5-5	[***]
F-5-6	[***]
F-5-7	[***]
F-5-8	[***]
G	Customer Software
H	Service Provider Software
I	[RESERVED]
J	Reports
J-1	Reports: IBM Sample Standard Reports
K	List of Approved Benchmarkers
L	Technical Architecture and Product Standards
M	Disaster Recovery Requirements
M-1	Disaster Recovery Requirements - General
M-1-a	Disaster Declaration Event [***]
M-1-b	Common BCRS Shared Services
M-2-A	Terminex [***]Specs
M-2-b	Terminex [***]Services
M-2-c	Terminex [***]
M-3	Terminex [***]Specs
M-4-a	AHS Specs
M-4-b	AHS Services
M-4-c	AHS Disaster Recovery Program
M-5	JDE [***]Specs
M-6	JDE [***]Specs
M-7	Terminex [***]Specs
M-8	Lawn [***]Specs
M-9	Land [***]Specs
M-10	Land [***]Specs
M-11	BSC AD [***]Specs
N	Termination Assistance Services
O	Projects
P	[RESERVED]
Q	Service Locations
R	Commercially Unavailable Service Provider Tools
S	Customer Facilities
T	Approved Subcontractors

2

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 3

Form of Transaction Document

1.             INTRODUCTION

This Transaction Document is effective as of                          , 20[    ] (the “Execution Date”), and is made by [                          ] (“Customer”) and [                            ] (“Service Provider”).  This “Transaction Document” and its Schedules are incorporated into that certain First Amended and Restated Master Services Agreement dated November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  The terms and conditions that are specific to this Transaction Document are set forth in Section 4 below.  Any terms and conditions that deviate from or are in conflict with the Master Agreement are set forth in the “Deviations from Terms of the Master Agreement” Schedule hereto.  In the event of a conflict between the provisions of this Transaction Document and the Master Agreement, the provisions of Section 1.2(d) of the Master Agreement shall control such conflict.

2.             DEFINITIONS

Capitalized terms herein have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document, unless otherwise defined herein.

3.             SERVICES, CHARGES AND CREDITS

3.1           Services

Service Provider will provide to the Customer Group the Services in accordance with the Master Agreement (including the Exhibits thereto) and this Transaction Document (including the Schedules hereto).  The scope and composition of the Services and the responsibilities of the Parties with respect to the Services described in this Transaction Document are defined in the Master Agreement, this Transaction Document, and Schedules A through [    ] attached hereto.

3.2           Charges

The “Charges” Schedule to this Transaction Document sets forth the pricing and charging methodologies for the Services.  Further, the “Service Level Agreement” Schedule to this Transaction Document sets forth certain credits which may be payable to Customer to Service Provider.

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4.             TERM/COMMENCEMENT DATE/SURVIVAL/RENEWAL

4.1           Term and Commencement Date

[The term of this Transaction Document shall begin on the Execution Date and shall continue for [           full calendar months] thereafter (the “Transaction Document Expiration Date”), subject to Section 12 of the Master Agreement (“Transaction Document Term”).  For purposes of this Transaction Document, the Commencement Date shall be the date set forth in the “Transition and Transformation Plan” Schedule to this Transaction Document.]

4.2           Survival

Upon the expiration or earlier termination of this Transaction Document, the following Sections of this Transaction Document shall survive any such expiration or termination in accordance with their terms:  [                                                              ]

4.3           [Renewal

Sixteen (16) months prior to the expiration date of this Transaction Document or any agreed upon extension thereof, or such earlier date requested by Customer, Service Provider will deliver to Customer a proposal for the extension of the Transaction Document Term (the “Renewal Proposal”).  The Renewal Proposal will provide Customer with sufficient detail to allow Customer to make an informed decision as to whether to extend the Transaction Document Term.  Customer will provide Service Provider notice at least [***] prior to the expiration date of this Transaction Document as to whether Customer desires to extend the Transaction Document Term.  If Customer indicates in such notice that it does not desire to extend the Transaction Document Term, the Transaction Document will expire on the Transaction Document Expiration Date.  If Customer indicates in such notice that it desires to extend the Transaction Document Term, the Parties will negotiate in good faith the terms and conditions applicable to, and the duration of, such extension.  If the Parties have not agreed upon the applicable terms and conditions with respect to such extension by the date that is [***] prior to the Transaction Document Expiration Date, then Customer may extend the Transaction Document Term in accordance with the provisions of Section 2.2 of the Master Agreement.]

[There may be additional terms and conditions specific to this Transaction Document.]

2

SCHEDULES

Table of Schedules

Schedule	Schedule Title (List of Schedules is an Example: Additional Schedules and Deletions of one or more of the List Schedules may be Appropriate)
A	Transaction Document Definitions
B	Services Description
B-1	Statement of Work
B-2	Customer Business Applications
C	Key Personnel Provisions
C-1	Knowledge Worker Provisions
C-2	List of Key Personnel
D	Service Level Agreement
D-1	Service Level Methodology
D-2	Service Level Matrix
D-3	Critical Services
E	Charges
E-1	Pricing Methodology
E-2	Critical Transition and Transformation Milestone Payment and Credit Schedule
E-3	Monthly Base Charges/ARC-RRC
E-4	[Reserved]
E-5	[Reserved]
E-6	Rate Card
E-7	Resource Unit Definitions
E-8	Financial Responsibility Matrix
E-9	Termination Charges
E-10	Form of Invoice
F	Transition and Transformation Plan
G	Customer Software
H	Service Provider Software
I	Third-Party Agreements
J	Reports
J-1	Standard Reports
K	List of Approved Benchmarkers

3

Schedule	Schedule Title (List of Schedules is an Example: Additional Schedules and Deletions of one or more of the List Schedules may be Appropriate)
L	Technical Architecture and Product Standards
M	Disaster Recovery Requirements
N	Termination Assistance Services
O	Projects
P	Affected Employees
P-1	Terms for Affected Employees
P-2	List of Affected Employees
Q	Service Locations
R	Commercially Unavailable Service Provider Tools
S	Customer Facilities
T	Approved Subcontractors

4

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS TRANSACTION DOCUMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.  FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS TRANSACTION DOCUMENT, 2) ITS SCHEDULES, AND 3) THE MASTER AGREEMENT (INCLUDING THE EXHIBITS THERETO), INCLUDING THOSE AMENDMENTS MADE EFFECTIVE BY THE PARTIES IN THE FUTURE.  THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.

Accepted by:		Accepted by:

[CUSTOMER]		[SERVICE PROVIDER]

By:		By:
Authorized Signature		Authorized Signature

Name (Type or Print)	Date	Name (Type or Print)	Date

5

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 4
Governance and Change Control

This is Exhibit 4, Governance and Change Control, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement or the “Definitions” Exhibit to the Master Agreement.

1.             OVERVIEW

1.1           Purpose.  The purpose of this Exhibit 4 is to establish and agree on the formal procedures for:

(a)           managing the relationship between Customer and Service Provider with respect to the Agreement, including the Transaction Document, and the Project Schedules (all such attachments and schedules collectively known as the Agreement);

(b)           facilitating the continued alignment of the interests of the Parties; and

(c)           enabling the relationship to be maintained at the appropriate level within each Party.

1.1.1        To further such purpose, this Exhibit 4 establishes the governance operating model with four major components.  The four components are further described in more detail in Section 4 below:

(a)           Governance organization and staffing;

(b)           Decision-making rights;

(c)           Governance processes; and

(d)           Standard reporting and tools.

1.1.2        Service Provider shall be responsible for supporting the development and implementation of the governance operating model by (a) using industry leading practices, and (b) leveraging its expertise, templates, tools and personnel resources.

1.1.3        Customer shall be responsible for: (a) defining its overall governance strategy and (b) participating in the development and implementation of the governance operating model as set forth herein.

1.2           Objectives Of Governance

1.2.1        The objectives of the governance model provided herein are:

(a)           [***]

1.3           Operating Principles.  A set of operating principles will be agreed upon within [***].  These operating principles will be developed collaboratively working with the Service Provider and will define directional statements regarding how the Parties expect to manage the relationship.

1.4           [***]

2.             GOVERNANCE OPERATING MODEL

2.1           Governance Operating Model Purpose.  The governance operating model describes the organizational and process components necessary to achieve effective governance.  These components consist of the following:

2.1.1        [***]

2.2           Governance Organization and Staffing

2.2.1        Each Party’s Responsible Executive shall have the duties as described in Sections 2.2.8(a) and (b) below, respectively.  Unless specifically stated otherwise or implied by its context, the Responsible Executives shall be deemed to include their respective delegated representatives.

2.2.2        The Responsible Executives shall together establish appropriate communication, management and interface processes among the Customer Governance Organization, Customer corporate, Customer business units, Service Provider and any Third Parties within the terms of the Agreement.

2.2.3        [***] Service Provider Responsible Executive shall provide information requested by Customer so that Customer may develop and deliver a communications package to the Customer stakeholders that describe the purpose and intent of the relationship, key deal elements, scope of Services, Service Provider Key Personnel, roles and responsibilities, high-level decision rights and the fundamentals of the applicable High Level Transition and Transformation Plan.

2.2.4        As of the Effective Date, Customer shall designate the Customer Responsible Executive.  Service Provider shall designate its Responsible Executive as of the Effective Date, and shall designate the Service Provider Service Delivery Manager [***].

2.2.5        Service Provider shall put in place a Service Provider Governance Organization that contains the roles required for the performance of its obligations under the Agreement and to fulfill the objectives of governance as described herein.

2.2.6        Customer shall put in place a Customer Governance Organization that contains the roles required for the performance of its obligations under the Agreement and to fulfill the objectives of governance as described herein.

2.2.7        Customer reserves the right to use selected Third Parties within the Customer Governance Organization.  The roles within the Customer Governance Organization that shall be performed by such Third Parties shall be determined solely by Customer.  In the event that Customer employs Third Parties within the Customer Governance Organization, such Third Parties shall not be Service Provider Competitors and shall adhere to the confidentiality and security provisions of the Agreement.

2.2.8        The Parties shall work together to confirm the responsibilities for the following roles [***]

(a)           Key Roles and Responsibilities of the Customer Governance Organization:

Position/Role	Area of Responsibility
Customer Responsible Executive	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b)           Key Roles and Responsibilities of Service Provider Governance Organization:

Position/Role	Area of Responsibility
Service Provider Responsible Executive	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.2.9        In addition to the roles and responsibilities mentioned above, various joint oversight committees will also be established by the Responsible Executives to provide a formal mechanism for working together in a collaborative fashion.  These joint committees and protocols are defined in Appendix 4-C.

2.3           Governance Decision-Making Rights

2.3.1        A decision-making rights model shall be finalized by the Customer Governance Organization, in collaboration with Service Provider, under the direction of the Responsible Executives [***].

2.3.2        The decision-making rights model facilitates decision-making relative to the Services being provided, as it pertains to the Customer stakeholders, the Customer Governance Organization, Service Provider and other potential Third Parties.  The model focuses on “who participates in a decision” and “who facilitates the decision.”  The final model implemented will be the result of collaboration between Service Provider and Customer.

2.4           Governance Processes and Priorities

2.4.1        The Table set forth in Appendix 4-B hereto lists certain governance processes that are required to be in place to effectively govern the Agreement.  Customer will work with Service Provider to review and complete the High Priority Governance Processes.  Customer will implement the agreed-upon High Priority Governance Processes with Service Provider’s assistance and collaboration.  Appendix 4-B also lists certain medium and low priority governance processes that are required for the long-term governance of the Services.

2.4.2        [***], the Parties will jointly develop the Governance Process Functional Responsibilities Matrix.  Service Provider and Customer shall jointly work to create and finalize the detailed governance processes which shall ensure that the inputs, touch points, and collaboration identified in Appendix 4-B occur between Customer and Service Provider.  The Joint Governance Processes shall be documented and maintained by Customer after collaboration with the Service Provider and shall form part of the Procedures Manual.

2.4.3        Subject to the preceding paragraph, the timing for implementation of such processes is indicated below [***]

2.5           Standard Reporting and Tools

2.5.1 Standard Reporting

(a)           [***]the Parties shall meet to define detailed reporting requirements for reports to be delivered to Customer using the standard reports defined in Appendix 4-D as the basis for such meeting.

(b)           [***]

(i)            [***]

(c)           [***]  The content and delivery schedule for all reports will be in accordance with the requirements set forth in Appendix 4-D.

2.5.2        Governance Tools

(a)           [***]  Service Provider will:

(i)            Provide all necessary data in an automated fashion, to the extent practicable, to produce the desired governance reports as agreed upon between the Parties and as outlined in Appendix 4-D.  [***]

(ii)           Assist Customer in ensuring that the information [***]is presented accurately on reports consistent with Service Provider’s data provided to the Customer.

(iii)          Work with the Customer to use the [***] tool jointly to manage various governance processes (issue management, service level management, etc.) and decisions.

(b)           [***]

(c)           [***]If necessary, Service Provider shall implement additional Service Provider performance monitoring and reporting tools or systems [***]

3.             PROGRAM MANAGEMENT

3.1           Customer PMO.  Customer shall establish the Customer PMO.  [***]The Customer PMO shall coordinate its activities with the Service Provider PMO function.

3.2           Service Provider PMO.  [***]Service Provider shall establish a Service Provider PMO.

3.2.1        It is expected that at a minimum the Service Provider will provide the following Services as part of its PMO [***]

3.3           Transition Management Office

3.3.1        [***] Service Provider shall establish a Service Provider TMO to manage and execute the Transition and Transformation Projects necessary for the commencement of the delivery of Services.  [***]The Service Provider TMO shall remain in-place for the duration of the Transition and Transformation Projects required for the commencement of the applicable Services.

3.3.2        The Service Provider TMO responsibilities, in coordination with the PMOs, include [***]

3.3.3        The PMOs

(a)           shall coordinate their efforts to Transition the Services from Customer to Service Provider.  The PMOs shall also monitor and support the Transition and Transformation Projects [***]; and

(b)           shall also be responsible for the entire project initiation and authorization governance process, [***];

3.3.4        [***]The PMOs shall coordinate the resources of their respective organizations and provide prioritization.

3.3.5        [***]Customer shall identify and communicate to Service Provider the Customer personnel who shall serve as the Customer single point(s) of contact for each of the various Service Provider PMO responsibilities, Service Provider TMO responsibilities and the governance processes described in Section 2.4 above.  Such Customer personnel shall be responsible to the Customer Governance Organization in the execution of their responsibilities as such responsibilities relate to the Services.

3.4           Projects and Additional Services or New Services.  Projects and/or Additional Services or New Services may be requested by Customer in accordance with the Agreement.  Operationally, the Parties shall implement the Project Initiation and Authorization process.  [***]In all cases, Service Provider shall work with the Customer Governance Organization and the Project requestor to ensure the justification and authorization steps are followed.

3.5           Acceptance Process for Deliverables

3.5.1        Acceptance Criteria.

(a)           The Acceptance Criteria shall be set forth in the applicable Schedule to the Transaction Document or the applicable Project Schedule.  [***]Unless otherwise specified in the applicable Project Schedule, Service Provider shall provide a copy of each Deliverable to Customer [***]

(b)           Service Provider shall provide, successfully complete and obtain Customer’s acceptance of each Deliverable by or on the due date for such Deliverable set forth in the applicable Transition and Transformation Plan, Project or other schedule that contains Deliverables.

(c)           Unless otherwise agreed by the Parties, each Deliverable shall be accompanied by a Deliverable Form.  [***]

(d)           [***]Acceptance of any particular Deliverable by Customer in accordance with the provisions of this Section 3.5 shall not, and shall not be deemed to, release Service Provider from its [***]other obligations set forth in the Transaction Document or the Project Schedule, or constitute a waiver by Customer of any of its rights under the Transaction Document or the Project Schedule (e.g., Project Statement of Work).

3.5.2        Review and Acceptance of Deliverables

(a)           [***]If a Deliverable is submitted to Customer and Customer does not respond [***], unless the Parties agree in writing, Service Provider shall escalate to the Customer Responsible Executive for prompt decision on whether the Deliverable is accepted or rejected.  If a Deliverable is escalated to the Customer Responsible Executive and the Customer Responsible Executive does not respond[***]

(b)           In the event that Customer rejects the Deliverable, Customer shall, at the time of rejection, provide an explanation of why the Deliverable was not accepted.  Service Provider shall then address any issues and resubmit the Deliverable and the Deliverable Form to Customer for approval and Customer shall then approve or reject the Deliverable; provided that Service Provider remains obligated to complete the Deliverable and obtain Customer’s approval prior to the applicable Commencement Date or other due date set forth in the applicable Transition and Transformation Plan, Project or other schedule, including as such periods may be extended in accordance with the provisions of this Exhibit 4.  [***]

(c)           If Service Provider submits a particular Deliverable to Customer for review and approval after the Deliverable due date or Customer rejects such Deliverable (subject to the expiration of the applicable cure period, if any), Customer shall have the option to require Service Provider to re-attempt to correct any non-conforming Deliverable in accordance with the process described in this subsection or to cancel the applicable Project Schedule (e.g., Project Work Order).  [***]

3.5.3        Failure to Meet Deliverable Due Dates

(a)           [***]If there is a Dispute regarding which Party is responsible for the delay, the Dispute will be resolved in accordance with the Dispute Resolution Procedures.  Service Provider shall use commercially reasonable efforts to meet the timeline.[***]

(b)           [***]

3.5.4        Deliverables [***]

3.5.5        [***]

Unless otherwise provided in the applicable Project Schedule, [***].  All documentation included with a Deliverable shall be sufficient to all a reasonably knowledgeable information technology professional to use and maintain the Deliverables as warranted.

3.6           Transition and Transformation Reporting

3.6.1        [***]the Service Provider Transition and Transformation Manager shall provide Customer with a written status report [***] in accordance with Appendix 4-D, including the following:  [***]

3.6.2        [***] the Customer Responsible Executive shall facilitate a Critical Transition and Transformation Milestone review work session with appropriate participants from both organizations [***].  Such work session will be the major focus of the Transition Oversight Committee as illustrated in Appendix 4-C.

4.             KEY GOVERNANCE PROCESSES

4.1           Change Control

4.1.1        Introduction

(a)           This section describes the Change Control Procedures to be followed by Customer and Service Provider when either Party wishes to make a Change to the existing Services.  The purpose of the Change Control Procedures does not include:  [***]

(b)           The Parties may by joint written amendment to the Agreement amend or waive any part of the Change Control Procedures.  Any proposed modification to the Change Control Procedures shall be recorded in a Change Request and such Change Request shall be subject to the Change Control Procedures described below.

(c)           [***]

(d)           The key steps in the Change Control Procedure will include, at a minimum [***]

4.1.2        Change Control Requirements

(a)           The Change Control Procedure shall incorporate, and Service Provider shall comply with, the following change control requirements:

(i)            [***]

(ii)           [***]

(iii)          No Change shall be implemented without Customer’s approval [***].

4.1.3        Change Control Procedures

(a)           Either Service Provider or Customer may initiate a Change Request by delivering to the other’s Responsible Executive or his/her nominated representative a Change Order that describes the proposed Change and sets forth the basis for such change.  Service Provider shall assign a unique number to any such request and shall register the Change Order in the Change Order Log as described in Section 4.1.11 below.

(b)           [***]

4.1.4        Change Orders

(a)           [***] Service Provider shall prepare and submit to Customer [***], Preliminary Specification Report.  Each such Preliminary Specification Report shall contain, to the extent relevant [***]

4.1.5        Preliminary Specification Report Review

(a)           Customer and Service Provider shall review the Preliminary Specification Report and Customer shall [***]

(b)           Where Customer has instructed Service Provider to prepare a Detailed Specification Report, [***], Service Provider shall prepare and submit a Detailed Specification Report including [***]

4.1.6        Detailed Specification Report Review

(a)           Once submitted by Service Provider, Customer shall review the Detailed Specification Report [***]

(b)           [***] submit such Preliminary Specification Report and other appropriate information for review and approval.

4.1.7        [***]

4.1.8        Effectiveness of a Change

(a)           Upon the approval of either a Preliminary Specification Report or a Detailed Specification Report by both Responsible Executives, the contents of such approved Change shall be deemed to be agreed and incorporated into the Agreement on the date of the last signature or as the Parties may otherwise agree.  All services added or modified by a Change Order shall be “Services” under the Agreement, and the performance of Change Orders shall in all respects be governed by the Agreement.  [***]

(b)           Neither Party shall have any obligation to commence or comply with any proposed Change, perform services that would be covered by any proposed Change, or pay any charges that would be covered by any proposed Change, until such time as the Parties’ Responsible Executives have approved the appropriate Change Order.  Disputes regarding a proposed Change shall be subject to the Dispute Resolution Procedures.

(c)           [***]  All acceptance of work under Change Orders shall be subject to the Section 3.5 (Acceptance Process for Deliverables) above.

4.1.9        Change Management Reporting Requirements

Service Provider shall provide Customer [***], a summary specifying the status of all pending Change Orders.  [***]

4.1.10      Immediate Changes

(a)           Subject to the provisions of this Section 4.1.10, Service Provider shall immediately perform any Immediate Change upon Customer’s request.

(b)           Notwithstanding any other process described in this Exhibit, if a proposed Change requested by Customer is an Immediate Change, then [***]

4.1.11      Change Order Log

(a)           Service Provider shall maintain a Change Order Log of Change Orders throughout the term of the Agreement or Transaction Document as appropriate.  The Change Order Log shall include the following level of detail: [***]

(b)           The status of the Change Order in the Change Control Procedure shall be categorized as one of the following stages: [***]

4.2           Issue Management and Dispute Resolution

4.2.1        Issue Management

(a)           Operationally, the Parties shall implement an Issues Management Process according to the timeframes indicated in Appendix 4-B and Section 2.4 of this Exhibit 4.  [***]

(b)           Service Provider shall [***]

(c)           Service Provider shall add the agreed upon tools, forms and documented processes (including any changes made by Customer) to the Procedures Manual.

(d)           [***] The Parties will work together in good faith to resolve any issues using the Issues Management Process.

4.3           Customer Satisfaction Management

[***] the Responsible Executives shall appoint the appropriate representatives from the respective teams to take responsibility for measuring, managing and reporting on Customer satisfaction in accordance with the process to be developed as part of the work activities defined in Appendix 4-B.

4.3.1        Introduction

(a)           This section describes [***]the development and conduct of satisfaction surveys throughout the Term including End User Satisfaction Surveys, and [***] Satisfaction Surveys.

(b)           [***] shall develop each of the satisfaction surveys including the survey questions and methodology for [***] review and approval.

(c)           [***], the Parties shall review each of the surveys and agree to any required changes including as to the content and timing of such surveys.  [***] shall update each of the surveys to reflect any change agreed to by the Parties.

(d)           End User Satisfaction Surveys shall be administered in accordance with [***] shall conduct such End User Satisfaction Surveys on a regular basis and provide the results of such surveys to [***].

(e)           [***]

4.3.2        General Requirements

[***]

4.3.3        End User Satisfaction Survey

(a)           [***] conduct End User Satisfaction Survey, using Service Desk surveying methodology including [***]

4.3.4        [***] Satisfaction Survey

[***]

5.             GOVERNANCE DELIVERABLES

In connection with the Parties’ obligations hereunder, the Service Provider and Customer shall implement the Deliverables set forth in Appendices 4-A, 4-B, 4-C, 4-D, and 4-E to this Exhibit 4.

[***] [26 pages omitted]

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 6

Form of Auditor Confidentiality Agreement

This is Exhibit 6, Form of Auditor Confidentiality Agreement, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.

Attachments.        The following attachments are incorporated by reference in this Exhibit:

(a)           Attachment 6-1, Confidentiality Agreement for use with Deloitte & Touche LLP; and

(b)           Attachment 6-2, Mutual Non-Disclosure Agreement for use with all other Customer Auditors.

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 6
Attachment 6-1

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (the “Agreement”), effective as of November 1, 2010, is entered into between                                                                        (the “Company”) and Deloitte & Touche LLP (“Deloitte & Touche”).

WHEREAS, Deloitte & Touche has been engaged to perform certain audit services (the “Services”) for the Company; and

WHEREAS, in connection with the provision of such Services, the Company may disclose to Deloitte & Touche certain information which the Company considers to be confidential, proprietary or non-public business information or trade secrets of the Company, or information of a third party which the Company is obligated to keep confidential (the “Confidential Information”); and

WHEREAS, the Company desires for Deloitte & Touche to maintain the confidentiality of any Confidential Information disclosed by the Company to Deloitte & Touche, and Deloitte & Touche desires to maintain the confidentiality of such Confidential Information, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Deloitte & Touche hereby agree as follows:

1.  Deloitte & Touche shall protect the confidentiality of the Confidential Information from third parties by exercising at least the same degree of care as Deloitte & Touche employs in maintaining the confidentiality of its own confidential, proprietary or non-public business information or trade secrets, but in no event less than a reasonable degree of care.

2.  There shall be no obligation of confidentiality with respect to any information which: (a) is required to be disclosed by Deloitte & Touche by any law, regulation, judicial or administrative process, or is disclosed by Deloitte & Touche in accordance with applicable professional standards or in connection with litigation pertaining to this Agreement or the Services, (b) has otherwise become publicly available (including, without limitation, any information filed with any governmental agency and available to the public) other than as the result of a disclosure by Deloitte & Touche in breach hereof, (c) becomes available to Deloitte & Touche on a nonconfidential basis from a source other than the Company which Deloitte & Touche believes is not prohibited from disclosing such information to Deloitte & Touche by obligation to the Company, (d) is known by Deloitte & Touche prior to its receipt from the Company hereunder without any obligation of confidentiality with respect thereto, or (e) is

1

developed by Deloitte & Touche independently of any disclosures made by the Company to Deloitte & Touche of such information hereunder.

3.  Deloitte & Touche agrees that Confidential Information disclosed hereunder to Deloitte & Touche by the Company shall be used by Deloitte & Touche solely in connection with the provision of the Services and will not be provided to third parties by Deloitte & Touche, except as otherwise provided herein or, in connection with the provision of the Services, to subcontractors and to affiliates or related entities of Deloitte & Touche that agree to abide by the terms hereof.  The Company acknowledges and agrees that any Confidential Information that comes to the attention of Deloitte & Touche in the course of performing the Services may be considered and used by Deloitte & Touche in the context of responding to its professional obligations as the independent accountants for the Company.

[Note:  The language highlighted immediately above will appear only in versions of Confidentiality Agreements intended for use with attest clients.]

4.  The obligations set forth herein with respect to Confidential Information shall continue in full force and effect for a period of three (3) years from the effective date of this Agreement.

5.  Neither the Company nor Deloitte & Touche may assign, transfer or delegate any of its rights hereunder (including, without limitation, interests or claims relating to this Agreement) without the prior written consent of the other party.

6.  DELOITTE & TOUCHE AND THE COMPANY HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER IN CONTRACT, STATUTE, TORT (SUCH AS NEGLIGENCE), OR OTHERWISE) RELATING TO THIS AGREEMENT.

7.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to its choice of law principles).

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives effective as of the date first set forth above.

[COMPANY]

By:
Name:
Title:

DELOITTE & TOUCHE LLP

By:
Name:
Title:

2

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 6
Attachment 6-2

Mutual Non-Disclosure Agreement

This Mutual Non-Disclosure Agreement (“Agreement”) is effective as of the “Effective Date” set forth below by and between ServiceMaster Consumer Services Limited Partnership and its “Affiliates” (“SVM”), International Business Machines Corporation (“IBM”), and the undersigned Company and its Affiliates (“Company”). “Affiliates” mean those entities, under common control of or with, or controlled by, each Party.  SVM , IBM, and Company (individually, “Party” and together, “Parties”) agree to protect the “Confidential Information” (as defined below).

1.     Confidential Information.  The Parties intend to establish a business relationship.  In connection with any and all such efforts, “Confidential Information” means any and all information concerning a Party’s business and its customers, including, without limitation, any and all current and future technical, operational or financial information (whether published or unpublished), marketing or business plans, business results, forecasts, customer names and information, vendor names and information, employee names and information, contracts, practices and procedures, trade secrets, know-how, software, reports, methods, documents, drawings, designs, tools, models, inventions, patent disclosures, and requests for proposals, requests for information, or other information that may be disclosed or accessed by or between the Parties, whether in written, verbal, electronic, visual, or other form that is designated as Confidential Information by the disclosing Party. Notwithstanding the foregoing, information that is disclosed or accessed without being specifically designated as confidential, shall be deemed Confidential Information if it would be apparent to a reasonable person that such information is of a confidential or proprietary nature. This Agreement applies to all Confidential Information disclosed or accessed by or between the Parties.

2.     Disclosure of Confidential Information.  Each Party will use the Confidential Information of the other Party only for the purpose of and in connection with the Parties’ business relationship and not for its own benefit or the benefit of another, without the prior written consent of the disclosing Party. Each Party shall hold in confidence, and shall not disclose (or permit or allow its employees or agents to disclose) to any person outside its organization (except as provided below), any Confidential Information of the other Party. Each Party shall protect the other Party’s Confidential Information using the same degree of care it uses to protect its own Confidential Information of like kind (but not less than a reasonable degree of care). Each Party shall disclose Confidential Information received by it under this Agreement only to employees and agents of such Party who have a need to know such Confidential Information in the course of the performance of their duties and who are bound by a written agreement, enforceable by the disclosing Party (which contains confidentiality provisions no less strict than what is set forth in this Agreement), to protect such Confidential Information. Each Party shall adopt and maintain programs and procedures that are reasonably calculated to protect such Confidential Information and shall be responsible for any disclosure or misuse of Confidential Information that results from a failure to comply with this Agreement. Each Party will promptly report to the other Party any actual or suspected violation of the terms of this Agreement and will take all reasonable steps to prevent, control, or remedy any such violation.

3.     Limitation on Obligations.  The obligations of each Party shall not apply, and neither Party shall have any further obligations, with respect to any Confidential Information of the other Party to the extent such Party can demonstrate, by clear written evidence, that the disclosing Party’s Confidential Information: (a) is generally known to the public at the time of disclosure or becomes generally known through no wrongful act of such Party; (b) is in such Party’s possession at the time of disclosure other than as a result of such Party’s breach of this Agreement; (c) becomes known to such Party through disclosure by sources other than the disclosing Party; or (d) is independently developed by such Party without access to, reference to, or reliance upon the disclosing Party’s Confidential Information. A Party’s Confidential Information shall remain confidential under this Agreement even if it is required to be disclosed by the other Party in order to comply with any applicable laws or regulations, valid court orders, or governmental requests. Each Party shall provide prior written notice of such disclosure to the other Party, if possible, and shall take all reasonable and lawful actions to avoid or minimize the extent of such disclosure.

4.     Termination.  This agreement shall remain in effect until the later of: the consummation of a business relationship between the Parties in the form of a written agreement relating to the Confidential Information exchanged under this Agreement or three (3) years from the Effective Date.

5.     Publicity.  Neither Party will issue or release any articles, advertising, publicity or other matter relating to any Confidential Information of the other Party (including the fact that a meeting or discussion has taken place between the Parties) or mention or imply the name of the other Party, except as may be required by law and then only after providing the other Party with a reasonable opportunity to review and comment on such publicity.

6.     Ownership of Confidential Information.  Each Party is and shall remain the exclusive owner of its Confidential Information and all patent, copyright, trade secret, trademark and other intellectual property rights therein.  No license or conveyance of any such rights to either Party is granted or implied under this Agreement.  Subject to the obligations of this Agreement, no Party will be precluded from independently developing technology or pursuing business opportunities similar to those covered by this Agreement.

7.     Miscellaneous.

(a) Each Party warrants that it has the right to disclose its Confidential Information, but makes no representation or warranty regarding the accuracy or completeness of its Confidential Information. This Agreement imposes no obligation on a Party to exchange Confidential Information or to purchase, sell, license, transfer, or otherwise make or use of any technology, services, or products.

(b) Each Party will adhere to all applicable laws and regulations of the U.S. Export Administration and will not export or re-export any technical data or products received from the other Party, or the direct product of such technical data, to any proscribed person or country listed in the U.S. Export Administration regulations unless properly authorized by the U.S. government.

(c) Each Party acknowledges that injury for improper disclosure of Confidential Information may be irreparable; and therefore, the injured Party is entitled to seek immediate equitable relief, including a temporary restraining order, a temporary injunction, and/or a preliminary injunction.

(d) This Agreement is made under, and will be construed according to, the laws of the State of Tennessee, except for the conflict of laws provisions. Each Party submits to the personal jurisdiction of any federal or state court located in Memphis, Shelby County, Tennessee.

(e) This Agreement does not create any agency or partnership relationship. This Agreement is not assignable or transferable without the prior written consent of the other Party. This Agreement supersedes all prior agreements, written or verbal between the Parties, relating to such Party’s Confidential Information. All additions or modifications to this Agreement must be made in writing and signed by both Parties.  This Agreement will be binding upon and inure to the benefit of the Parties and their respective heirs, successors and assigns.

The Parties have executed this Agreement, effective as of the Effective Date, by their duly authorized representatives.

Effective Date:

ServiceMaster Consumer Services Limited Partnership, By its General Partner,	IBM:	[Company]
ServiceMaster Consumer Services, Inc.
By:	By:	By:
Name:	Name:	Name:
Title:	Title:	Title:
Address: 860 Ridge Lake Blvd., Suite 300	Address:	Address:
City, State, Zip: Memphis, Tennessee 38120	City, State, Zip:	City, State, Zip:

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 7

Dispute Resolution Procedures

This is Exhibit 7, Dispute Resolution Procedures, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.

1.0          Defined Terms

Unless defined in this Exhibit, capitalized terms have the meanings set forth in the Master Agreement or the “Definitions” Exhibit to the Master Agreement.

2.0          Dispute Resolution Procedures

2.1           General.  Except as otherwise stated in the Agreement, the Parties will follow the Dispute Resolution Procedures set forth in this Exhibit to address all Disputes arising between the Parties.

2.2           Timely Resolution of Disputes.  Customer and Service Provider shall at all times exercise reasonable, good faith efforts to resolve all Disputes in a timely, amicable, and efficient manner.

2.3           Escalation Procedure.

(a)           Responsible Executives.  [***]

[***]

[***]

2.4           Litigation.  If the Dispute [***], then either Party may initiate litigation.

2.5           Expedited Resolution.  If a Dispute arises:  [***] then either Party may immediately initiate litigation with respect to such breach.  The resolution of such Dispute otherwise shall be governed by the Agreement and the remaining provisions of this Exhibit.

3.0          Miscellaneous

3.1           Confidentiality.  The proceedings of all negotiations as part of the Dispute Resolution Procedures shall at all times be privately conducted.  The Parties agree that all information, materials, statements, conduct, communications, negotiations, mediations, offers of settlement, documents, decisions, and awards of either Party, in whatever form and however disclosed or obtained in connection with the Dispute Resolution Procedures:

1

(a)           shall at all times be Confidential Information;

(b)           shall not be offered into evidence, disclosed, or used for any purpose other than negotiations to settle the applicable Dispute; and

(c)           will not constitute an admission or waiver of rights.

3.2           Tolling. The exercise of these Dispute Resolution Procedures to resolve a Dispute shall toll the running of any statue of limitations applicable to that Dispute, effective as of the initial meeting pursuant to these Dispute Resolution Procedures specifically regarding the Dispute.

3.4           No Waiver of Right of Termination.  The requirements of these Dispute Resolution Procedure are not and will not constitute a waiver of any right of termination under the Agreement.

3.5           Consent.  The Parties unconditionally agree that any order, judgment or award of a court or tribunal issued under these Dispute Resolution Procedures may be enforced against any Party in or by any jurisdiction where the Party is located or where Services under the Agreement are being performed.  Further, the Parties unconditionally agree that, with respect to any order, judgment or award of a court or tribunal for injunctive or equitable relief issued under these Dispute Resolution Procedures (and subject to the provisions of the Agreement limiting or prohibiting a Party’s ability to obtain injunctive or equitable relief), such order, judgment or award may also be enforced against a Party’s Affiliates in or by any jurisdiction in where the Affiliates are located or where Services under the Agreement are being performed.  The Parties and their respective Affiliates hereby consent generally to the jurisdiction of any court of competent jurisdiction for any action filed by a Party to enforce any such order, judgment or award for injunctive or equitable relief and waive all formalities and any objection that any such action or proceeding has been brought in an inconvenient forum.

3.6           Governing Law.  The law governing the Master Agreement shall govern this Exhibit.

2

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 8

Form of Procedures Manual

This is Exhibit 8, Form of Procedures Manual, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless defined in this Exhibit, capitalized terms have the meanings set forth in the Master Agreement or the “Definitions” Exhibit to the Master Agreement.

Exhibit 8 begins on the following page.

[***] [24 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 9

Customer Security Requirements

This is Exhibit 9, Customer Security Requirements, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless defined in this Exhibit, capitalized terms have the meanings set forth in the Master Agreement or the “Definitions” Exhibit to the Master Agreement.

1.             Generally.  This Exhibit 9 and its attachments and the “Additional Customer Security Requirements” Schedule to each Transaction Document (if any) set forth the Security Requirements.  The Security Requirements are part of the Services and Service Provider must comply with the Security Requirements in accordance with Section 3.2(d) of the Master Agreement.  In the event of a conflict among the various documents setting forth the Security Requirements and the “PCI and SOX Requirements” Attachment, the “PCI and SOX Requirements” Attachment controls.  In the event of a conflict between the “PCI and SOX Requirements” Attachment and the “Services Description” Schedule, the “Services Description” Schedule controls.  Service Provider shall compile the obligations contained in the attachments below into the ISEC document in accordance with the Transition and Transformation Plan.  Customer shall approve the ISEC.  In the event of a conflict between the Customer approved ISEC document and the “Services Description” Schedule, the “Services Description” Schedule controls.

2.             Attachments.        The following attachments are incorporated by reference in this Exhibit:

(a)           Attachment 9-1, ServiceMaster Information Security Policy revision 2.21; [portions omitted]

(b)           RESERVED;

(c)           RESERVED;

(d)           RESERVED;

(e)           the privacy polices and background screening requirements set forth in the “Policies” Exhibit; and [portions omitted]

(f)            Attachment 9-5, Customer Group’s “PCI and SOX Requirements.” [portions omitted]

3.             Malware.  Service Provider will not intentionally code Malware into the Services, the Customer Systems interfacing with the Services, the Service Provider Information Systems and

1

operating environments and processes used by Service Provider to provide the Services, including the Deliverables and other materials delivered by or on behalf of Service Provider to the Customer Group, the customers of the Customer Group and/or the Third Party Providers.  [***]

4.             Massachusetts Information Security Regulation.  Prior to the effective date of the Massachusetts Information Security Regulation, and as required by the Massachusetts Information Security Regulation or as reasonably required by Customer thereafter, Service Provider shall deliver to Customer (i) a written certification that Service Provider has a written, comprehensive information security program that is in compliance with the Massachusetts Information Security Regulation, and (ii) written certifications from each Service Provider subcontractor who will store or maintain Personal Information (as defined in the Massachusetts Information Security Regulation) about a resident of the Commonwealth of Massachusetts that such subcontractor has a written, comprehensive information security program that is in compliance with the Massachusetts Information Security Regulation.

2

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 9

Attachment 9-1

[***] [21 pages omitted]

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

ATTACHMENT 9-5

CUSTOMER PCI & SOX REQUIREMENTS

[***] [14 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 10

Market Currency Procedures

1.             Introduction.  This is Exhibit 10, Market Currency Procedures, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.

2.             Definitions.  Capitalized terms herein have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document, unless otherwise defined herein.

3.             Annual Technology Reviews.  Within thirty (30) days of each anniversary of the Original Effective Date, Service Provider shall, in accordance with procedures agreed upon by the Customer and the Service Provider Account Managers, identify for Customer any technologies that have emerged (within Service Provider’s organization or, to the knowledge of Service Provider, within the applicable market generally), that, if implemented by Customer (or by Service Provider on Customer’s behalf) could materially benefit Customer in terms of price reductions or performance improvement.  If requested by Customer, within sixty (60) days Service Provider shall provide Customer with proposals for the implementation of such technology or technologies in a manner consistent with the Change Control Procedures and, as applicable, the Additional Services or New Services requirements set forth in Sections 3.6 and 3.7 of the Master Agreement.

4.             Annual Best Practices Reviews.  Within thirty (30) days of each anniversary of the Original Effective Date, Service Provider shall identify for Customer any best practices that have emerged (within Service Provider’s organization or, to the knowledge of Service Provider, within the applicable market generally), that, if implemented by Customer (or by Service Provider on Customer’s behalf) could materially benefit Customer in terms of price reductions or performance improvement.  If requested by Customer, within sixty (60) days Service Provider shall provide Customer with proposals for the implementation of such best practices in a manner consistent with the Change Control Procedures and, as applicable, the Additional Services or New Services requirements set forth in Sections 3.6 and 3.7 of the Master Agreement.

5.             Benchmarking Process and Procedures.

5.1.          Initiating Benchmarking.  Any time after [***], the Benchmarking Process may be initiated by Customer at any time by giving at least ninety (90) days’ prior notice to Service Provider.  The Benchmarking Process shall not be carried out more frequently than once every [***] and may be conducted on the Services provided under a Transaction Document [***].  Customer shall select the Benchmarker from the list of Benchmarkers set forth on the “List of Approved Benchmarkers” Schedule to the applicable Transaction Document, such list to be reviewed annually and updated by the Parties upon mutual agreement.  Only market-leading Benchmarkers are eligible for selection for inclusion on the “List of Approved Benchmarkers” Schedule.  The Benchmarker shall be required to enter into a benchmarking agreement (the “Benchmarking Agreement”) with Customer and Service Provider in the form attached as

1

Exhibit 10.1 or, if such form is not acceptable to the Benchmarker, then in a form reasonably acceptable to the Parties and the Benchmarker providing for the conduct of the Benchmarking Process in accordance with this Agreement and otherwise including customary terms for a professional services engagement.  [***]

5.2.          Benchmarking Process Methodology.  Customer, Service Provider and the Benchmarker shall conduct the Benchmarking Process according to the following methodology:

(a)           The Benchmarker shall select a representative sampling of other outsourced organizations that have outsourced services that share substantially similar attributes with respect to size, investments, scope and nature of overall services, quality standards and Service Levels, technology, payment and performance credit structure and geographic scope of overall services (“Comparators”).  There shall be eight (8) Comparators or such lesser number if the Comparator information available to the Benchmarker is comprised of a lesser number of Comparators as agreed by the Parties.  The Benchmarker shall make adjustments to the Comparators as necessary to permit a normalized comparison and will review with both Parties the Benchmark methodology and the representative sample selection.

(b)           For each Comparator used to calculate the Benchmark Results (as defined below), the Benchmarker shall disclose to Customer and Service Provider the demographic data (e.g., the total number of resource units and/or other basis on which charges are based, a description of the quality of services and service environment and other similar data) reasonably necessary for the Parties to understand the basis upon which the Benchmarker determined that the Comparators chosen by the Benchmarker comply with the requirements set forth above.  Due to the confidential nature of Comparator data and nondisclosure agreements to which such data may be subject, the Benchmarker shall not be required to disclose the name of the Comparators.

(c)           The data used by the Benchmarker in the Benchmarking Process will be reasonably current, i.e., based on services provided to Customer and the Comparators no more than twelve (12) months prior to the start of the Benchmarking Process.

(d)           The Benchmarker shall compare each Comparator’s contracted charges, service levels and scope with Service Provider’s contracted Charges, Service Levels and scope with respect to the subject Services.  The Benchmarker shall compare the applicable Service Levels with the Comparator’s committed service levels for each element of the Services where such comparison is meaningful and objective.

(e)           The Benchmarker shall use normalization techniques, which, at minimum, shall include the normalization factors set forth in paragraph (f), below.  The Benchmarker shall fully explain and provide its normalization data, factors and techniques to Service Provider and Customer.

(f)            In carrying out the normalization process, the Benchmarker shall consider the following normalization factors:

(i)           [***]

2

The Benchmarker shall also consider any other factors other than those set out in paragraph (f) above, which the Benchmarker or either Party reasonably believe could, if not taken into consideration, result in the Benchmarking arriving at an unfair view of the Comparators.

(g)           Customer and Service Provider agree (i) that the Benchmarker will conduct the Benchmarking Process in accordance with the Benchmarker’s own policies, methodologies, and practices, and (ii) to consult with each other regularly and cooperate reasonably with the Benchmarker in the Benchmarking Process activities; Customer and Service Provider shall have the opportunity to participate in all discussions either Party may have with the Benchmarker relating to the Benchmarking Process.

(h)           Customer will be permitted to disclose price and cost information under this Agreement to the Benchmarker, subject to execution of a Benchmarking Agreement in the form of Exhibit 10.1 or, if another form of Benchmarking Agreement is executed, execution or inclusion in such other agreement of an appropriate confidentiality agreement in accordance with Section 9.7(e)(ii) of the Master Agreement.  Service Provider shall not be obligated to disclose to the Benchmarker data with respect to any other customers of Service Provider.

(i)            All information provided to and obtained from the Benchmarker shall be provided to both Service Provider and Customer unless otherwise agreed by the Parties.  Such information shall be deemed to be confidential information of the providing Party (or, if such information originated with the Benchmarker and is not the Company Information of either Party, of both Parties) under the Agreement and shall be subject to the confidentiality agreement executed with the Benchmarker.

5.3.          Benchmark Results.

(a)           The Benchmarker shall provide the data, analysis and findings, including any supporting documentation, for the Services to Service Provider and Customer throughout the Benchmarking Process.

(b)           The Benchmarker shall prepare the complete “Benchmark Results” (i.e., a normalized analysis of the Comparators charges to the Charges) promptly, but no later than ninety (90) days after the commencement of the Benchmarking Process by the Benchmarker.  If the Benchmarker is for any reason unable to complete the Benchmarking Process within the time period set forth in this Section, the Parties will reasonably extend such period to allow the Benchmarker to complete the Benchmarking Process.

5.4.          Benchmark Review.  Upon completion of the Benchmarking Process, Customer and Service Provider shall review the Benchmark Results during the thirty (30) day period following delivery to Customer and Service Provider of the Benchmark Results, and shall in good faith discuss any appropriate adjustments to the Service Levels or Charges under this Agreement, and, pursuant to the Benchmarking Dispute process set forth below, identify and resolve any disagreements or variances from the Benchmark Results, including but not limited to how the normalization factors were considered and applied.  [***]

3

Either Party may dispute in good faith whether the Benchmarker has followed the Benchmarking Methodology in carrying out the Benchmarking (a “Benchmarking Dispute”) by providing a reasonably detailed written notice of its objections to the Benchmarking Results to the other Party and the Benchmarker; provided, that neither Party may initiate a Benchmarking Dispute later than fifteen (15) Business Days following receipt of the Benchmarking Results.  Upon the initiation of a Benchmarking Dispute, the Parties shall meet with the Benchmarker within ten (10) days to discuss the Benchmarking Results and resolve the Benchmarking Dispute.  If any Benchmarking Dispute is not resolved to the satisfaction of Customer or Service Provider within thirty (30) days of initiation of the Benchmarking Dispute, then [***]

5.5.          Access and Confidentiality.  Any Benchmarker engaged by Customer shall agree in writing to be bound by the applicable confidentiality and security provisions specified in the Benchmarking Agreement.  Each Party shall reasonably co-operate with the Benchmarker and shall provide reasonable access to the Benchmarker during such effort to permit Benchmarker to perform the Benchmarking.

5.6.          Cooperation and Assistance.  Each Party will provide, and ensure that its subcontractors (excluding in the case of Customer, Service Provider and its subcontractors) provide, all reasonably necessary cooperation, information, documents and assistance reasonably required to perform the Benchmarking Process.

5.7.          No Increase in Charges.  The Benchmarking Process shall not result in any increase in any Charges to Customer.

4

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 10.1

Benchmarking Services Agreement

This is Exhibit 10.1, Benchmarking Services Agreement, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.

This Benchmarking Services Agreement (the “Agreement”) is entered into as of [insert date] (the “Effective Date”), by and among International Business Machines Corporation, having a principal place of business at New Orchard Road, Armonk, New York (“IBM”), ServiceMaster Consumer Services, L.P., having a principal place of business at 860 Ridge Lake Boulevard, Memphis, Tennessee 38120 (“ServiceMaster”), (IBM and ServiceMaster may be individually referred to herein as a “Principal” and collectively as the “Principals”), and [insert benchmarker], having a principal place of business at [insert benchmarker’s address] (“Consultant”).  The Principals and Consultant may individually be referred to as “Party” and together may collectively be referred to as the “Parties.”

In consideration of the mutual agreements below, and intending to be legally bound, the Principals and Consultant agree as follows:

1)                                     SERVICES

a)                                      Services.  Consultant shall perform and deliver the services, including the reports such as the benchmarking report (“Deliverables”), described in and in accordance with the requirements, delivery dates, and milestones set forth in this Agreement and the statement of work attached hereto as Exhibit A (collectively the “Services”).

b)                                     Benchmark Methodologies.  Consultant shall conduct the benchmarking process in accordance with the methodology and process (the “Benchmark Methodology”) described in Section 5 of the “Market Currency Procedures” Exhibit to the Master Services Agreement, dated as of [insert date], between ServiceMaster and IBM (the “MSA”), which Section 5 is reproduced in Exhibit B.

c)                                      Consultant’s Personnel.  Consultant shall perform the Services using only Consultant’s benchmarking analysts identified in Exhibit A.  Consultant shall not assign, subcontract or delegate to another entity or person any of Consultant’s obligations to be performed hereunder or under Exhibit A without the express prior written consent of the Principals.

2)                                     CONFIDENTIALITY

a)                                    As between IBM and Consultant, the use of confidential information disclosed between IBM and Consultant in connection with the Services shall be governed by IBM’s Procurement Agreement for the Exchange of Confidential Information attached here as Exhibit C.

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b)                                   As between IBM and ServiceMaster, the use of confidential information disclosed between IBM and ServiceMaster in connection with the Services shall be governed by the Master Agreement.

c)                                    As between Consultant and ServiceMaster, the use of confidential information disclosed between Consultant and ServiceMaster in connection with the Service shall be governed by a non-disclosure agreement attached here as Exhibit D.

3)                                     CONSULTANT WORK PRODUCT

a)                                      All works, reports, documentation, Deliverables and the like prepared, developed, conceived or delivered by Consultant as part of or in connection with the Services, and all tangible embodiments thereof, shall be considered “Consultant Work Product.”  Consultant Work Product does not include any information, report or documentation or any tangible embodiment thereof, including but not limited to any confidential information of the Parties even if incorporated into any Consultant Work Product, and any confidential information of the Parties will remain subject to the protections of Section 2 above, even if so incorporated.  Consultant Work Product shall and may be used only for the benefit of the Principals.  In no event shall Consultant reuse or store for any purpose, including in any database, any information, report or documentation owned or delivered by a Principal hereunder, except as required to perform the Services.  Notwithstanding the foregoing, Consultant shall be allowed to retain a single copy of all Consultant Work Product for archival purposes.

b)                                     Nothing contained in this Agreement shall preclude Consultant from rendering services to third parties or developing work products that are competitive with, or functionally comparable to, the Services provided that in rendering any services to third parties, Consultant may not use any Work Product (excluding any portions of Consultant Work Product that comprise Consultant’s Pre-existing Elements as defined below), confidential information of Principals or information, reports or documentation owned by either of the Principals.

c)                                      Each Principal shall exclusively retain its rights in any proprietary material that such Principal supplies to Consultant and in any other intellectual property owned by it prior to or independent of this Agreement.  If a Principal provides Consultant with materials owned or controlled by that Principal or with use of, or access to, such materials, Principal grants to Consultant all rights and licenses with respect thereto that are necessary for Consultant to fulfill its obligations under this Agreement.

d)                                     Consultant shall retain all rights, title and ownership to any and all of its pre-existing materials or derivatives thereof, which may include measurement templates, toolsets, methodologies, published documents, data gathering questionnaires, data and metrics, databases or any other information, material or intellectual capital (“Pre-existing Elements”).   The Principals shall have no ownership or title to any material developed by Consultant independently of this Agreement.  Accordingly, if any Consultant Work Product contains any Pre-existing Elements or other Consultant proprietary property, Consultant hereby grants to the Principals a perpetual, worldwide,

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fully paid-up limited license to use such Pre-existing Elements or other Consultant proprietary property for internal purposes only as described in Section 4 below.

e)                                      Subject to Sections 2, 3(c), (d) and, (f), the Principals shall have joint title and ownership and all intellectual property rights, including copyrights, trade secret and other proprietary rights, without duty to account for royalties, in all Consultant Work Product.  Subject to pre-existing rights and other rights in the sections referred to above, to the extent that exclusive title and/or ownership rights may not originally vest in the Principals as contemplated herein, Consultant hereby irrevocably assigns all right title and interest, including intellectual property and ownership rights, in the Consultant Work Product to the Principals.  Consultant is granted a non-exclusive, limited, fully paid-up license to use the Consultant Work Product during the term of this Agreement solely to the extent necessary to deliver the Services described hereunder and any subject Statement of Work; provided, however, the Parties agree that such assignment and ownership rights by Consultant to the Principals shall be subject to the further limitations set forth in Section 4 below.

f)                                        Consultant Work Product (other than Pre-existing Elements) shall be deemed confidential information of both Principals under the terms and conditions of Section 2 above.

4)                                     USE OF CONSULTANT WORK PRODUCT.

Each Principal may use, reproduce, display, and distribute copies of, and prepare derivative works of the Consultant Work Product for that Principal’s internal use only.  Such restriction shall not apply to each Principal’s use of its own respective proprietary information contained in such Consultant Work Product.  Consultant confidential information pursuant to Section 2 above, including specific comparator profiles from Consultant’s database, may not be distributed by either Principal to persons other than active members of the benchmarking team during the Term, as defined below, or to those persons as may be necessary to effectuate the Dispute Resolution Process, including a Principal’s counsel, unless authorized in writing by Consultant.  Notwithstanding the foregoing, each Principal may disclose the Deliverables to its outside auditors, attorneys, accountants and other advisors, so long as they are obligated to maintain the confidentiality of such Deliverables by contract, law or professional obligations, and governmental or regulatory bodies as required by law, provided, that in such circumstances, the Principal required to make such disclosure will provide the other Principal with notice of such requirement and will reasonably cooperate with them if requested, to prevent, or minimize the extent of, any such required disclosure.

5)                                     FEES

The fees payable for the Services are as set forth in the Exhibit A, article III (the “Fees”).  [***] Except as otherwise expressly set forth in Exhibit A, all costs and expenses relating to Consultant’s performance of the Services are included in the Fees. Subject to Section 3(d) above, the Fees shall also cover each Principal’s rights granted in Section 3(e) with respect to the Deliverables and any assignments of such Deliverables to the Principals. All payments will be made in accordance with Exhibit A.  The making of any payment(s) by [***], or the receipt thereof by

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Consultant does not constitute acceptance of any Deliverables or Services.  [***] may withhold payments or portions thereof that it disputes in good faith.   Consultant shall be responsible for any national, state and local sales, use, excise, ad valorem, value-added, services, consumption, and other taxes and duties on any goods or services used or consumed by it in providing the Deliverables and for any taxes on its income. [***] shall be responsible for any national, state and local sales, use, excise, ad valorem, value-added, and other similar taxes and duties imposed on the receipt of the Services.

6)                                     INDEPENDENT CONTRACTOR

Each of the Principals and the Consultant is acting as an independent contractor, responsible for its own actions or inactions.  Nothing in this Agreement will be construed to create an agency or employment relationship among any of the Principals or Consultant or their respective employees.  None of the Parties are authorized to enter into contracts, agreements or obligations on behalf of any other Party.

7)                                     TERM

This Agreement is effective as of the Effective Date and will continue until terminated in accordance with Section 8 below or until Consultant has completed the Services (“Term”).

8)                                     TERMINATION

a)                                      Termination.  If a Consultant or either Principal materially breaches this Agreement (the “Defaulting Party”), and the Defaulting Party does not cure such breach within [***] after written notice of material breach, a non-defaulting Party may terminate this Agreement upon written notice to the Defaulting Party.

b)                                     Effect of Termination.  In addition to the provisions relating to confidential information, upon any termination or expiration of this Agreement:  (i) Consultant will deliver to the Principals all Consultant Work Product, including any work-in-progress at the time of termination or expiration, (ii) Consultant will cease using and return all confidential information provided by the Principals during the provision of the Services, as provided for in this Agreement, and (iii) [***] shall pay Consultant any amounts otherwise owed for work-in-progress, services and expenses incurred prior to the effective date of termination.

9)                                     REPRESENTATIONS, WARRANTIES, COVENANTS AND LIMITATION OF LIABILITY

a)                                      Consultant hereby represents, warrants, and covenants that all Services (i) will be performed in a timely, professional and workmanlike manner in accordance with applicable industry standards and practices; (ii) will be performed in accordance with the agreed Benchmark Methodologies and any specifications and requirements set forth in this Agreement including Exhibit A and Exhibit B; and (iii) will comply with all applicable laws.

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b)                                     In addition, Consultant hereby represents, warrants, and covenants that (i) it has and will have all rights, titles, licenses, intellectual property, permissions and approvals necessary in connection with its performance under this Agreement and to grant Principals the rights granted hereunder; and (ii) none of the Services nor the provision or utilization thereof as contemplated under this Agreement, do or will infringe, violate, trespass or in any manner contravene or breach or constitute the unauthorized use or misappropriation of any intellectual property of any third party.

c)                                      The Principals recourse with respect to any liability or obligation of Consultant, as described in Section 9(d) below shall be limited to the assets of Consultant, and the Principals shall have no recourse against, and shall bring no claim against, any partner or employee of Consultant, or any partner or employee of its parent company, or any of the assets of such partners or employees with respect to any such liability or obligation of Consultant set forth in Section 9(d) below.

d)                                     WITH THE EXCEPTION OF DAMAGES ARISING FROM BREACH OF SECTION 2 ABOVE OR THE INDEMNITY OBLIGATIONS UNDER SECTION 11 BELOW, NONE OF THE PARTIES HERETO SHALL BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL OR INCIDENTAL DAMAGES, SUCH AS DAMAGES FOR LOST PROFITS, BUSINESS FAILURE OR LOSS ARISING OUT OF USE OF THE DELIVERABLES OR THE SERVICES OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR LIABILITY FOR PERSONAL INJURY OR DEATH OR FOR DAMAGE TO TANGIBLE PROPERTY CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY OR ITS EMPLOYEES, A BREACH OF SECTION 2 ABOVE OR THE INDEMNITY OBLIGATIONS UNDER SECTION 11 BELOW, THE TOTAL LIABILITY OF ANY PARTY ARISING OUT OF THIS AGREEMENT AND THE PROVISION OF THE SERVICES SHALL BE LIMITED TO THE FEES PAID OR PAYABLE UNDER THIS AGREEMENT.

10)                              DISCLAIMER.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER THE PRINCIPALS NOR CONSULTANT MAKE ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE INFORMATION IN THE DELIVERABLES HAS BEEN OBTAINED FROM SOURCES THAT CONSULTANT BELIEVES TO BE RELIABLE. ALL DELIVERABLES ARE RELEVANT AS OF THE DATE OF DELIVERY HEREUNDER. CONSULTANT HAS NO OBLIGATION TO ADVISE EITHER PRINCIPAL OF ANY CHANGES IN THE INFORMATION OR VIEWS CONTAINED IN THE DELIVERABLES AFTER DELIVERY.

11)                              INDEMNITY

a)                                      General Indemnity.  Each Party (the “Indemnitor”) shall defend, indemnify and hold harmless (including payment of reasonable attorney’s fees) each of the other Parties (each an

5

“Indemnitee”), at the Indemnitor’s expense, and each of the Indemnitee’s corporate affiliates and their respective officers, directors, agents and employees (the “Indemnified Parties”) against all claims, demands and/or judgments made or recovered against either of the Indemnitees for dam ages to real or tangible personal property or for bodily injury or death to any person arising out of, or in connection with, this Agreement, to the extent that such damage, injury or death was caused by the negligence or wrongful acts of employees, affiliated companies, subcontractors or agents of Indemnitor.

b)                                     Intellectual Property Indemnity. Consultant shall defend, indemnify and hold each of the Principals harmless, at Consultant’s expense, from any claims, demands and/or judgments made or recovered against either of the Principles for any violation of legally protected rights of any third parties, including but not limited to, patents, copyright, trade secret, unfair competition, or any and all other claims arising out of the assignment of or use by either of the Principals of the Deliverables and/or Services, in the form provided by Consultant, and any other information furnished by or created by Consultant in performing Services pursuant to this Agreement.

c)                                      Procedures. The Indemnified Parties agree to provide the Indemnitor with timely notice in writing of any such claim, as defined in Section 11(a) and (b) above.  The Indemnitor’s obligation to indemnify the Indemnified Parties shall not be waived by the Indemnified Parties’ failure to meet this notice requirement, except to the extent Indemnitor is prejudiced thereby.  The Indemnified Parties shall permit the Indemnitor the sole control of any such defense or settlement, and shall reasonably cooperate with Indemnitor at Indemnitor’s expense.  Indemnitor shall have no obligation under this Section for any claim of infringement based on any modification of materials by the Indemnified Parties or any third party (excluding those retained by or acting on behalf of Indmenitor), or for use of the Consultant Work Product in breach of Section 4 above.

d)                                     Insurance requirements

a)                                  Consultant, at its sole cost and expense, shall maintain in effect at all times during the rendering of services, insurance specified below with insurers having a Best’s rating of at least [***], under forms of policy satisfactory to the Principals:

i.   Full statutory coverage for Workers’ Compensation and Disability Insurance for all its employees as required by law, and Employers Liability with limits of at least [***] and Disability Insurance for all its employees as required by law.  [***]

ii.  Errors and Omissions or Professional liability coverage with a [***].

iii.  Commercial General Liability Insurance with at least [***].

iv.  Owned, Non-Owned and Hired Automobile Liability Insurance with at least [***].

b)                                   [***]Certificates of insurance evidencing all these coverages shall be provided to each of the Principals upon execution of this Agreement. Consultant’s insurer shall endeavor to provide each of the Principals with thirty (30) days’ written notice of cancellation, or intent to non-renew.

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12)                              GENERAL

a)                                      Entire Agreement.  This Agreement and all Exhibits, attached hereto and made an integral part hereof, constitute the complete agreement and understanding between the Parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the Parties.  In the event of a conflict between the terms and conditions of this Agreement or the Exhibit, the terms and conditions of this Agreement shall control.  IBM and ServiceMaster do not intend to modify the provisions of the MSA relating to the benchmarking process contemplated by this Agreement and, in the event of a conflict, the provisions of the MSA shall control.

b)                                     Nonexclusivity.  This Agreement with Consultant is non-exclusive and Principals may in their sole discretion enter into arrangements with third parties to perform any of the Services.

c)                                      Survival.  Any provision of this Agreement which, by its nature, would survive termination or expiration of this Agreement will survive any such termination or expiration of this Agreement, including Sections 2 (Confidentiality), 3 (Consultant Work Product), 6 (Independent Contractor), 8(b) (Effect of Termination), 9 (Representations, Warranties, Covenants and Limitation of Liability), 11 (Indemnity), and 12 (General).

d)                                     Governing Law.  All rights and obligations of the Parties relating to this Agreement shall be governed by and construed in accordance with the Law of the State of Tennessee without giving effect to any choice-of-law provision or rule (whether of the State of Tennessee or any other jurisdiction) that would cause the application of the laws of any other jurisdiction.  Each Party shall bring any suit, action or other proceeding with respect to the Agreement in a Federal District Court located in Memphis, Tennessee, unless the jurisdiction of such courts are improper, in which event a Party may bring such suit, action or other proceeding in any court of competent jurisdiction in Memphis, Tennessee.

e)                                      Publicity.

(i)  Consultant shall not use any ServiceMaster corporate name or logo, including, by way of illustration but not of limitation, in advertising, press releases, publicizing, marketing or selling services and/or products, without the prior written consent of ServiceMaster.

(ii)  Consultant is similarly prohibited from using the IBM logo or IBM Corporation’s name or the name of any of its affiliates, subsidiaries or divisions solely in relation to this specific Agreement or the Services, without the prior written consent of IBM. For clarification purposes, this section (ii) is not an implied authorization to Consultant for use of the IBM logo or IBM Corporation’s name or the name of any of its affiliates, subsidiaries or divisions, unless such use has been authorized in writing.

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(iii) Neither Principal shall use the name of Consultant in any announcements, press releases or advertisements, or for any commercial purpose, without the prior written consent of Consultant.

f)                                        No Assignment.  None of the Parties to this Agreement shall assign, transfer or delegate its rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

g)                                     Force Majeure.  A delay by any Party in the performance of its obligations under the Agreement shall not be deemed a default of the Agreement to the extent that such delay is attributable to a Force Majeure Event, as defined below, and could not have prevented by the non-performing Party by means of the exercise of reasonable precautions.  If a Force Majeure Event prevents, hinders or delays for more than thirty (30) consecutive days performance of Services, either Principal may terminate the affected part of the Agreement or the entire Agreement. The term “Force Majeure Event” shall mean an act of war or terrorism, a riot, civil disorder, or rebellion, a fire, flood, earthquake, or similar act of God or a strike, lockout or similar labor dispute that is beyond the reasonable control of the affected Party.

h)                                     Employee Hiring. Each Principal and Consultant agrees not to hire any of the other’s employees or agents who are involved with the Services during the term of this Agreement and for twelve (12) months thereafter, without prior written consent. For purposes of this section “to hire” means to hire as an employee or otherwise to engage or retain as an independent contractor. This provision shall not restrict the right of any Party to solicit or recruit generally in the media and shall not prohibit either Party from hiring an employee of the other who answers any advertisement or who otherwise voluntarily applies for hire without having been initially personally solicited or recruited by the hiring Party.

IN WITNESS WHEREOF, the Parties have caused this Benchmarking Services Agreement to be executed by their duly authorized employees.

CONSULTANT

By:

Name:

Title:

Date:

SERVICEMASTER CONSUMER SERVICES, L.P.
BY: SERVICEMASTER CONSUMER SERVICES, INC.,
ITS GENERAL PARTNER

By:

Name:

Title:

8

Date:

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:

Name:

Title:

Date:

9

EXHIBIT A

STATEMENT OF WORK

This is Exhibit A, Statement of Work, to that certain Benchmarking Services Agreement, dated as of [insert date], by and among International Business Machines Corporation, ServiceMaster Consumer Services, L.P., and [insert benchmarker].  Capitalized terms have the meaning set forth in the Benchmark Services Agreement.

I. Benckmarking Deliverables

This Statement of Work includes a detailed price benchmark of the [insert description of the IBM Services to be benchmarked] in the Master Services Agreement.  Consultant shall complete and provide ServiceMaster and IBM with the following Deliverables:

[***]

II. Benchmarking Timeline

The following table contains a high-level overview of the proposed project schedule and milestones:

Project Milestone	Duration	Timing
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

III.  Fees:

[***] Consultant fees and expenses to perform the Services.  Consultant will provide the Deliverables and Services to ServiceMaster and IBM for the Fees identified in this Statement of Work.  The Fees for Deliverables and Services specified in this Statement of Work and accepted by [***] plus the payment of the applicable taxes will be the only amount due to Consultant from [***] under the Benchmarking Services Agreement.

The Fees for Consultant’s performance under this Statement of Work are:

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Total

•                  [***]

Consultant will invoice these fixed fees as follows:

Milestone	Rate
[***]	$	[ ]
[***]	$	[ ]
Total Benchmark Fees (excluding travel and expenses)	$	[ ]

Extended Hourly Rates

In the event that either [***] requires additional support beyond the scope of this Statement of Work, Consultant will make its consultants available on a time and materials basis at the following rates (exclusive of related travel expenses):

Consultant Name	Hourly Rate
	$	[ ]
	$	[ ]
	$	[ ]
	$	[ ]

[***] shall not be responsible for any additional charges not authorized by it in advance and in writing.

IV. Payment Terms:

[***] will pay all undisputed items [***] from receipt of the invoice.  If there are disputes regarding any fees or costs on any invoice, the disputing party will give prompt written notice to Consultant, and the parties will work diligently and in good faith to resolve any such dispute.  Upon resolution, Consultant will issue an amended invoice (if applicable).

V. Benchmarking Analysts:

[Insert Names]

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EXHIBIT B

BENCHMARK METHODOLOGY

This is Exhibit B, Benchmark Methodology, to that certain Benchmarking Services Agreement, dated as of [insert date], by and among International Business Machines Corporation, ServiceMaster Consumer Services, L.P., and [insert benchmarker].  Capitalized terms have the meaning set forth in the Benchmark Services Agreement.

Benchmarking Process and Procedures.

[***] [4 pages omitted]

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EXHIBIT C

IBM’S PROCUREMENT AGREEMENT FOR THE EXCHANGE OF CONFIDENTIAL INFORMATION

Exhibit C begins on the next page.

13

Procurement Agreement for the Exchange of Confidential Information

Agreement #4905AT0021

This Agreement will provide protection for information to be exchanged between us which we do not wish to become public (“Information”) while maintaining our ability to conduct our respective business activities. The parties to this Agreement, Code X Inc. and International Business Machines, agree that either party may disclose business Information (business plans and financial, statistical and personnel data), and technical Information. If the non-IBM entity that is a party to this Agreement (“Supplier”) discloses technical Information, the parties will enter into a Supplier Technical Information Supplement for Disclosure (“Supplement”). Each of us agrees that the following terms will apply when one of us (“Discloser”) discloses Information to the other (“Recipient”) under this Agreement. Exchanges of Information between the parties will be covered on or after April 15, 2005.

1.0  Disclosure

Information may be disclosed: i) in writing; ii) by delivery of items; iii) by authorized access to Information, such as may be contained in a data base: or iv) by oral and/or visual presentation. All materials containing Information must have a restrictive marking of the Discloser at the time of disclosure. Information disclosed orally must be summarized in a writing provided to the Recipient within thirty (30) days of disclosure. All disclosures of information other than those made pursuant to this Agreement will be deemed to be non-confidential.

The Supplier will not disclose any technical Information not described in a signed Supplement or which Supplier does not have the right to disclose to the Recipient. Each time Supplier wishes to disclose specific technical Information to Recipient, a Supplement will be issued to this Agreement before disclosure. The Supplement will contain initial and final disclosure dates, a non-confidential description of the technical Information to be disclosed and any additional or different terms and conditions. The Supplement must be signed by the Supplier and the Recipient.

2.0  Protection

For two (2) years after the date of disclosure, the Recipient will: i) use the same care and discretion to avoid disclosure of the Discloser’s Information as the Recipient uses with its own similar information which it does not wish to disclose; and ii) use the Discloser’s Information only to further IBM’s procurement and development activities.

3.0  Exceptions

The Recipient may disclose Information to: i) its employees and employees of its parent and majority owned affiliates who have a need to know; and ii) any other party with the Discloser’s prior written consent. Before disclosure to any of the above parties, the Recipient must have an appropriate agreement with such party sufficient to require that party to treat Information in accordance with this Agreement. The Recipient may disclose Information to the extent required by law, but must give the Discloser reasonable prior notice to allow the Discloser a reasonable opportunity to obtain a protective order. The Recipient may disclose and use the ideas, concepts, know-how and techniques related to Recipient’s business activities which are contained in the Discloser’s Information and retained in the memories of Recipient’s employees who have had access to the Information pursuant to this Agreement. No obligation under this Agreement will apply to Information that is: i) already in Recipient’s possession or received by Recipient without a non-disclosure obligation; ii) developed independently by Recipient; iii) publicly available when received, or thereafter becomes publicly available through no fault of the Recipient; or iv) disclosed by Discloser to a third party without a non-disclosure obligation.

4.0  General

This Agreement does not require either party to disclose or to receive Information. Neither party may assign or otherwise transfer its rights or delegate its duties or obligations under this Agreement without the prior written consent of the other. Any attempt to do so will be void. The receipt of Information pursuant to this Agreement will not prevent or in any way limit the Recipient from: i) developing, manufacturing and marketing products or services which may be competitive with products or services of the Discloser; ii) providing products or services to others who compete with the Discloser; or iii) assigning and re-assigning its employees in any way it may choose. Only a written agreement signed by both of us can modify this Agreement. Either of us may terminate this Agreement by providing one month’s written notice to the other. Any provisions of this Agreement which by their nature extend beyond its termination remain in effect until fulfilled and apply to our respective successors and authorized assigns. This Agreement is governed by the laws of the country in which the disclosure occurs, except: (i) in Australia, this Agreement will be governed by the laws of the State or Territory in which the disclosure occurs; (ii) in the United Kingdom, this Agreement will be governed by the laws of England; (iii) in Albania, Armenia, Azerbaijan, Belarus, Bosnia-Herzegovina, Bulgaria, Croatia, Former Yugoslav Republic of Macedonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Moldova, Montenegro, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, Tajikistan, Turkmenistan, Ukraine, and Uzbekistan, this Agreement will be governed by the laws of Austria, unless otherwise provided by the local law; (iv) in Estonia, Latvia, and Lithuania, Finnish law shall apply; (v) in Canada, the laws of the Province of

Form Title: Procurement Agreement For Exchange Of	Page 1 of 2	Form Release: 8/98
Confidential Information (PAECT)
Form Owner: Global Procurement		Revision: 2/05

14

Ontario govern this Agreement; and (vi) in the United States (including if any part of the disclosure is performed within the United States or if the Information is of United States origin) and Puerto Rico, and People’s Republic of China, the laws of the State of New York govern this Agreement. Each party hereby agrees to waive its rights to a jury trial. This Agreement, including its Supplements (if any), is the complete and exclusive agreement regarding our disclosures of Information. Neither this Agreement nor any disclosure of Information hereunder grants the Recipient any right or license under any trademark, copyright or patent now or hereafter owned or controlled by the Discloser. THE DISCLOSER PROVIDES INFORMATION SOLELY ON AN “AS IS” BASIS.

5.0  Export And Import Laws

The Recipient will comply with all applicable government export and import laws and regulations. Further, the Recipient agrees that unless authorized by applicable government license or regulation, including but not limited to any U.S. authorization, the Recipient will not directly or indirectly export or re-export, at any time, any technical information or software furnished or developed under this, or any other, Agreement between the parties, or its direct product, to any prohibited country (including release of such technical information or software to nationals, wherever they may be located, of any prohibited country) as specified in applicable export, embargo, and sanctions regulations. This Section will survive after termination or expiration of this Agreement and will remain in effect until fulfilled.

This Agreement and its Supplements, where applicable, are the complete and exclusive agreement regarding our disclosures of Information, and replace any prior oral or written communications between us. By signing below for our respective enterprises, each of us agrees to the terms of this Agreement. Once signed, any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original.

	ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:
	IBM		Code X Inc.
	By:		By:
Buyer Signature	Date	Supplier Signature	Date
	Dan Reinhard		Ranjit K. Sen
	Printed Name		Printed Name
	Procurement Solution Advisor		President/CEO
	Title & Organization		Title & Organization

	Buyer Address:		Supplier Address:
	2455 South Road		501 East Franklin Street
	Mail Station P528		Suite 100
	Poughkeepsie, NY 12601		Richmond, VA 23219
	USA		USA

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EXHIBIT D
NON-DISCLOSURE AGREEMENT

This Non-Disclosure Agreement (“Agreement”) is effective as of the “Effective Date” set forth below by and between ServiceMaster Consumer Services Limited Partnership and its “Affiliates” (“SVM”) and the undersigned Company and its Affiliates (“Company”). “Affiliates” mean those entities, under common control of or with, or controlled by, each Party.  SVM and Company (individually, “Party” and together, “Parties”) agree to protect the “Confidential Information” (as defined below).

1.             Confidential Information.  The Parties intend to establish a business relationship.  In connection with any and all such efforts, “Confidential Information” means any and all information concerning a Party’s business and its customers, including, without limitation, any and all current and future technical, operational or financial information (whether published or unpublished), marketing or business plans, business results, forecasts, customer names and information, vendor names and information, employee names and information, contracts, practices and procedures, trade secrets, know-how, software, reports, methods, documents, drawings, designs, tools, models, inventions, patent disclosures, and requests for proposals, requests for information, or other information that may be disclosed or accessed by or between the Parties, whether in written, verbal, electronic, visual, or other form that is designated as Confidential Information by the disclosing Party. Notwithstanding the foregoing, information that is disclosed or accessed without being specifically designated as confidential, shall be deemed Confidential Information if it would be apparent to a reasonable person that such information is of a confidential or proprietary nature. This Agreement applies to all Confidential Information disclosed or accessed by or between the Parties.

2.             Disclosure of Confidential Information.  Each Party will use the Confidential Information of the other Party only for the purpose of and in connection with the Parties’ business relationship and not for its own benefit or the benefit of another, without the prior written consent of the disclosing Party. Each Party shall hold in confidence, and shall not disclose (or permit or allow its employees or agents to disclose) to any person outside its organization (except as provided below), any Confidential Information of the other Party. Each Party shall protect the other Party’s Confidential Information using the same degree of care it uses to protect its own Confidential Information of like kind (but not less than a reasonable degree of care). Each Party shall disclose Confidential Information received by it under this Agreement only to employees and agents of such Party who have a need to know such Confidential Information in the course of the performance of their duties and who are bound by a written agreement, enforceable by the disclosing Party (which contains confidentiality provisions no less strict than what is set forth in this Agreement), to protect such Confidential Information. Each Party shall adopt and maintain programs and procedures that are reasonably calculated to protect such Confidential Information and shall be responsible for any disclosure or misuse of Confidential Information that results from a failure to comply with this Agreement. Each Party will promptly report to the other Party any actual or suspected violation of the terms of this Agreement and will take all reasonable steps to prevent, control, or remedy any such violation.

3.             Limitation on Obligations.  The obligations of each Party shall not apply, and neither Party shall have any further obligations, with respect to any Confidential Information of the other Party to the extent such Party can demonstrate, by clear written evidence, that the disclosing Party’s Confidential Information: (a) is generally known to the public at the time of disclosure or becomes generally known through no wrongful act of such Party; (b) is in such Party’s possession at the time of disclosure other than as a result of such Party’s breach of this Agreement; (c) becomes known to such Party through disclosure by sources other than the disclosing Party; or (d) is independently developed by such Party without access to, reference to, or reliance upon the disclosing Party’s Confidential Information. A Party’s Confidential Information shall remain confidential under this Agreement even if it is required to be disclosed by the other Party in order to comply with any applicable laws or regulations, valid court orders, or governmental requests. Each Party shall provide prior written notice of such disclosure to the other Party, if possible, and shall take all reasonable and lawful actions to avoid or minimize the extent of such disclosure.

4.             Termination.  This agreement shall remain in effect until the later of: the consummation of a business relationship between the Parties in the form of a written agreement relating to the Confidential Information exchanged under this Agreement or three (3) years from the Effective Date.

5.             Publicity.  Neither Party will issue or release any articles, advertising, publicity or other matter relating to any Confidential Information of the other Party (including the fact that a meeting or discussion has taken place between the Parties) or mention or imply the name of the other Party, except as may be required by law and then only after providing the other Party with a reasonable opportunity to review and comment on such publicity.

6.             Ownership of Confidential Information.  Each Party is and shall remain the exclusive owner of its Confidential Information and all patent, copyright, trade secret, trademark and other intellectual property rights therein.  No license or conveyance of any such rights to either Party is granted or implied under this Agreement.  Subject to the obligations of this Agreement, no Party will be precluded from independently developing technology or pursuing business opportunities similar to those covered by this Agreement.

7.             Miscellaneous.

(a) Each Party warrants that it has the right to disclose its Confidential Information, but makes no representation or warranty regarding the accuracy or completeness of its Confidential Information. This Agreement imposes no obligation on a Party to exchange Confidential Information or to purchase, sell, license, transfer, or otherwise make or use of any technology, services, or products.

(b) Each Party will adhere to all applicable laws and regulations of the U.S. Export Administration and will not export or re-export any technical data or products received from the other Party, or the direct product of such technical data, to any proscribed person or country listed in the U.S. Export Administration regulations unless properly authorized by the U.S. government.

(c) Each Party acknowledges that injury for improper disclosure of Confidential Information may be irreparable; and therefore, the injured Party is entitled to seek immediate equitable relief, including a temporary restraining order, a temporary injunction, and/or a preliminary injunction.

(d) This Agreement is made under, and will be construed according to, the laws of the State of Tennessee, except for the conflict of laws provisions. Each Party submits to the personal jurisdiction of any federal or state court located in Memphis, Shelby County, Tennessee.

(e) This Agreement does not create any agency or partnership relationship. This Agreement is not assignable or transferable without the prior written consent of the other Party. This Agreement supersedes all prior agreements, written or verbal between the Parties, relating to such Party’s Confidential Information. All additions or modifications to this Agreement must be made in writing and signed by both Parties.  This Agreement will be binding upon and inure to the benefit of the Parties and their respective heirs, successors and assigns.

The Parties have executed this Agreement, effective as of the Effective Date, by their duly authorized representatives.

ServiceMaster Consumer Services Limited Partnership
By its General Partner, ServiceMaster Consumer Services, Inc.		[Company]
By:	By:
Name:	Name:
Title:	Title:
Address: 860 Ridge Lake Blvd., Suite 300	Address:

City, State, Zip: Memphis, Tennessee 38120	City, State, Zip:

Effective Date:
Proprietary and Confidential	© 2008 by The ServiceMaster Company. All rights reserved.

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 11

Policies

This is Exhibit 11, Policies, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless defined in this Exhibit, capitalized terms have the meanings set forth in the Master Agreement or the “Definitions” Exhibit to the Master Agreement.  Attached to this Exhibit 11 are the Customer Group policies and procedures of general application.  These policies and procedures are part of the Services and Service Provider must comply with these policies and procedures in accordance with Section 3.2 of the Master Agreement.  Where a policy or procedure refers to a duty or obligation of Customer or a member of the Customer Group, that duty or obligation also applies to Service Provider.

The following attachments are incorporated by reference in this Exhibit:

Attachment 11-1, ServiceMaster Handbook dated May 1, 2007 [portions omitted]

Attachment 11-2, ServiceMaster BSC IT Change Management Policy revision 5.1 [portions omitted]

Attachment 11-3, ServiceMaster Document Retention Requirements dated July 14, 2008 (in the event of a conflict between Attachment 11-3 and Section 9.7(h) of the Master Agreement, Section 9.7(h) controls) [portions omitted]

The Customer Group policies and procedures of general application also include the following privacy policies and background screening requirements, which are incorporated by reference in this Exhibit (in the event of conflict between Attachments 11-4 through 11-8 and “Customer Security Requirements” Exhibit, the “Customer Security Requirements” Exhibit controls):

Attachment 11-4, Merry Maids Privacy Policy printed March 6, 2008

Attachment 11-5, ServiceMaster Privacy Policy printed March 6, 2008

Attachment 11-6, Terminix Privacy Policy printed March 6, 2008

Attachment 11-7, TruGreen Privacy Policy printed March 6, 2008

Attachment 11-8, AHS Privacy Policy printed March 6, 2008

Attachment 11-9, ServiceMaster Background Screening Requirements [portions omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 11

Attachment 11-1

Attachment 11-1, ServiceMaster Handbook dated May 1, 2007, begins on the next page.

[***] [89 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 11

Attachment 11-2

Attachment 11-2, ServiceMaster BSC IT Change Management Policy revision 5.1, begins on the next page.

[***] [6 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 11

Attachment 11-3

Attachment 11-3, ServiceMaster Document Retention Requirements dated July 14, 2008, begins on the next page.

[***] [1 page omitted]

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Privacy Policy, Merry Maids

Privacy Policy

Your Privacy

At ServiceMaster, we are committed to protecting your online privacy. We use the information we collect about you online to process orders and to provide a more personalized shopping experience. Please read on for more details about the online privacy policies for each of our ServiceMaster Quality Service Network web sites, including:

www.AllAboutHome.com

www.AmericanHomeShield.com

www.AmeriSpec.com

www.FurnitureMedic.com

www.MerryMaids.com

corporate.servicemaster.com

www.Terminix.com

www.TruGreen.com

www.ServiceMasterClean.com

What information do we collect? How do we use it?

At ServiceMaster when you request information about a product or service or register with one of our sites, we may need to know specific information about you. This enables us to process your registration/requests and reply to your needs promptly.

Our site’s registration and survey forms require users to give us contact information (like your name, email and address) and demographic information (like your zip code, age, or income level). We use customer contact information from these registration and survey forms to send you information about our company, promotional materials and information from our partners. Users may opt-out of receiving future mailings; see the “Choice/Opt-Out” section below. Demographic and profile data is also collected at our site. We use this data to tailor your experience at our sites and distribute content that we think you might be interested in.

We run contests on our site in which we ask visitors for contact information (like your email address) and demographic information (like your zip code, age, or income level). We use contact data from our contests to send users promotional material from our partners. Users may opt-out of receiving future mailings; see the “Choice/Opt-Out” section below. Demographic and profile data is also collected at our site. We use this data to tailor your experience at our site, distribute content that we think you might be interested in, and display the content according to your preferences. When you enter a contest or other promotional feature, we may ask for your contact information so we can administer the contest and notify winners.

When you order products or services from the ServiceMaster Quality Service Network web sites, we need to know your name, email address, mailing address, credit card number, and expiration date. This allows us to process and fulfill your order and to notify you of your order status. To learn more about our encryption policies, please review the section on “How does ServiceMaster protect customer information?”

This site contains links to other ServiceMaster Quality Network sites. ServiceMaster is not responsible for the privacy practices or the content of such Web sites. We will not pass your information along to the linked site; however, we cannot protect your information if you provide information to that site.

We monitor customer traffic patterns and site usage to help us develop the design and layout of the ServiceMaster Quality Service Network web sites (listed above).

We may also use the information we collect to occasionally notify you about important changes to the web site, new ServiceMaster services, and special offers and information we think you’ll find valuable. If you would rather not receive this information, please contact us through one of the channels identified in the “Choice/Opt-Out” section.

How does ServiceMaster protect customer information?

When you place orders or access your account information, we use a secure server. This secure server software, SSL (secure sockets layer) encrypts all information you input before

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it is sent to us. Furthermore, all of the customer transactional data we collect is protected against unauthorized access with the use of digital certificates. ServiceMaster digital certificates are issued by VeriSign, one of the most established signers of digital certificates. To learn more about ServiceMaster online security, simply click on the “Security” icon in your browser tool bar.

What about “cookies”?

“Cookies” are small pieces of information that are stored by your browser on your computer’s hard drive. Our cookies do not contain any personally identifying information. Most web browsers automatically accept cookies, but you can usually change your browser to prevent that. Even without accepting cookies, you can still use most of the features throughout the ServiceMaster Quality Service Network web sites.

Our site uses cookies to ensure customers do not see the same advertisement or content repeatedly. We use cookies to deliver information specific to your interests and to save your password so you don’t have to re-enter it each time you visit our site.

Will ServiceMaster disclose the information it collects to outside parties?

ServiceMaster does not sell, trade, or rent your personal information to others. We may choose to do so in the future with trustworthy third parties, but you can request that we do not by emailing us at communications@merrymaids.com. (If you use more than one email address to shop with us, send this message from each email account you use.) Also, ServiceMaster may provide aggregate statistics about our customers, sales, traffic patterns, and related site information to reputable third-party vendors, but these statistics will include no personal identifying information.

Choice/Opt-Out

Our site provides users the opportunity to opt-out of receiving communications from ServiceMaster and our partners at the point where we request information about the visitor.

This site allows the following options for removing your information from our database. If you do so, you will not receive future communications from us.

1.               You can send email to communications@merrymaids.com

2.               You can send mail to the following postal address:

ServiceMaster Corporate Communications

3250 Lacey Road, Suite 600

Downers Grove, IL 60515

3.               You can call the following telephone number:

(630) 663-2000

4.               You can fax us at:

(630) 663-2001

Correct/Update

This site gives users the following options for changing and modifying information previously provided.

1.               You can send email to communications@merrymaids.com

2.               You can send mail to the following postal address:

ServiceMaster Corporate Communications

3250 Lacey Road, Suite 600

Downers Grove, IL 60515

3.               You can call the following telephone number:

(630) 663-2000

4.               You can fax us at:

(630) 663-2001

Your consent

By using our Web site, you consent to the collection and use of this information by ServiceMaster. If we decide to change our privacy policy, we will post those changes on this page so that you are always aware of what information we collect, how we use it, and under what circumstances we disclose it.

Tell us what you think

ServiceMaster welcomes your questions and comments about privacy. Please send email to communications@merrymaids.com

Contacting the Web Site

If you have any questions about this privacy statement, the practices of this site, or your dealings with this Web site, you can contact:

ServiceMaster Corporate Communications

3250 Lacey Road, Suite 600

Downers Grove, IL 60515

communications@merrymaids.com

Phone: (630) 663-2155

Fax: (630) 663-2159

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Services provided by independently owned and operated franchises or corporate-owned branches. Employment hiring and screening practices may vary. Please contact your local Merry Maids office for more details.

3

ServiceMaster

Privacy Policy

The ServiceMaster Family of Brands is committed to protecting the privacy of our users’ personal information. To better protect your privacy, we have instituted the security and privacy practices outlined in this policy. We provide this notice explaining our information practices and the choices you can make about the way your information is used.

Our privacy policy contains the following information:

Information that the ServiceMaster Family of Brands collects and how it is used

Disclosure of information to outside parties

Information that partners collect

Our use of cookies

Commitment to the security of your information

How to update/change your preferences

Changes to our privacy policy

Tell us what you think

Information the ServiceMaster Family of Brands collects and how it is used

The ServiceMaster Family of Brands collects certain information to enable you to take full advantage of our offerings when you register at our site, order products or services, participate in our contests, surveys, promotions, or activities, or otherwise communicate with us. If you choose, you can visit the ServiceMaster Family of Brands without providing us with any information about yourself. The ServiceMaster Family of Brands collects both personally identifiable and non-personally identifiable information from users of its website.

Personally Identifiable Information

When you register with the ServiceMaster Family of Brands, we require you to give us contact information (such as your name, e-mail address, and physical address) and demographic information (such as your age and gender).

When you order products or services from our site, we also may need to collect some additional purchase information from you, including credit card information, description of your repair or installation, and information about your home (e.g., number of rooms, size and age of house, and lawn size).

We may require additional information for specific promotions or contests run on our site.

We use the customer contact information we collect to connect you with a service provider, and to send you, if you so choose, information about our company, newsletters, promotional materials, and information from the service provider network.

We may also use the information we collect, in combination with outside records, to notify you about important changes to the website, new ServiceMaster Family of Brands services and products, and special offers and information we think you’ll find valuable.

We may send you information in conjunction with third-party partners that we think is relevant to your interests.

We use information gathered at the time of purchase to process your order, to enable the provider to fulfill your order, and to notify you of your order status. A customer care representative or service provider may contact you in order to fulfill a service you purchased or to provide information you requested.

Non-personally Identifiable Information

We may collect certain non-personally identifiable information about you when you visit our site, such as the type of browser you are using (e.g., Netscape, Internet Explorer), the type of operating system you are using, the referring site from which you came (e.g., a partner site), and the domain name of your internet service provider (e.g., America Online, Earthlink).

We use the non-personally identifiable information that we collect in the aggregate to improve the design and content of our site. We also use this information to analyze site usage.

Disclosure of information to outside parties

To process your requests for products or services, we will need to share some of the personally identifiable information you provided (e.g., contact information and information about particular service needs) with service providers in the provider network.

If you choose to receive promotions, newsletters, and/or other types of correspondence from us, the correspondence that you receive will originate from the ServiceMaster Family of Brands or the provider network, and your personally identifiable information will continue to be solely maintained by the ServiceMaster Family of Brands.

If you registered with the ServiceMaster Family of Brands through a third-party website or if you registered with a third-party website through the ServiceMaster Family of Brands, we may need to report certain information to that website, as is necessary.

If you come to the ServiceMaster Family of Brands via a co-branded partner and transact business with us, the information you provide may be collected and used by the ServiceMaster Family of Brands, as well as by the co-branded partner from which you came. The ServiceMaster Family of Brands is not responsible for the use that the co-branded partner makes with this information.

To help you identify when you are on the ServiceMaster Family of Brands website, we place our logo in the upper left corner to indicate that you are within the ServiceMaster Family of Brands.

The ServiceMaster Family of Brands may be obligated to disclose personally identifiable information to law enforcement or agencies, even though such agencies may not comply with the terms of our privacy policy. The ServiceMaster Family of Brands will disclose information to such agencies in response to legal process or when we believe in good faith that the law requires it, for example, in response to a court order, subpoena, or a law enforcement agency’s request.

Finally, the ServiceMaster Family of Brands may provide aggregate statistics about our customers, sales, traffic patterns, and related site information to reputable third-party vendors, partners, service providers, or to the press. Aggregate statistics contain only non-personally identifiable information.

Information partners collect

Our site contains links to other websites whose information practices may be different than ours. You should consult the other sites’ privacy policies, as we have no control over information that you may submit or that the third parties collect on those sites.

We may offer promotions or content that is sponsored by, or co-branded with, identified third parties. By virtue of these relationships, these third parties may obtain personally identifiable information that you submit. The ServiceMaster Family of Brands has no control over the third party’s use of this information.

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Our use of cookies

The ServiceMaster Family of Brands website uses cookies, a technology that stores small pieces of information on your hard drive, to personalize content and keep track of your purchases during your visit. Each time your browser visits a website, the site sends all cookies relevant to that website; cookies are used to maintain a session between you and the web server.

Commitment to the security of your information

When you place orders or access your account information, we use a secure server. The secure server software, SSL (Secure Sockets Layer), encrypts all information you input before it is sent to us. Furthermore, digital certificates protect all of the customer transactional data we collect against unauthorized access. The Home Service Center’s digital certificates are issued by VeriSign, one of the most established issuers of digital certificates. Additionally, we use firewall security and limit data access to protect your personally identifiable information.

How to update/change your preferences

The ServiceMaster Family of Brands may send communications, promotional information, and/or newsletters to our registrants. You can choose to not receive communications from us. We provide the following options for reviewing and updating the personally identifiable information that we collect and maintain, including options for communications, news, and special offers. To review and update your choices, please do one of the following:

•                  Edit your user profile.

•                  Call a customer care specialist at 1-888-WE SERVE (1-888-937-3783).

Changes to privacy policy

If we materially change our privacy policy, we will post changes on this page so that you are always aware of what information we collect, how we use it, and under what circumstances we disclose it. We will also post a notice on our homepage that our privacy policy has been changed.

Tell us what you think

Still have questions about our privacy practices? Let us know. We welcome your questions and comments.

Last updated

June 28, 2006

2

Privacy Information

Terminix Ultimate Protection

1-800-233-5917

Termite Control

Pest Control

Customer Service

Learning Center

Commercial

Privacy Information

At ServiceMaster, we are committed to protecting your privacy. We use the information we collect about you to process orders and to provide a more personalized shopping experience. Please read on for more details about our privacy policy for all ServiceMaster Quality Service Network Web sites, including:

www.AllAboutHome.com

www.AmericanHomeShield.com

www.AmeriSpec.com

www.FurnitureMedic.com

www.MerryMaids.com

www.ServiceMaster.com

www.Terminix.com

www.TruGreen.com

www.weservegift.com

What information do we collect? How do we use it?

When you request information about a product or service or register with one of our sites, we may need to know specific information about you. This enables us to process your registration/ requests and reply to your needs promptly.

Our site’s registration and survey forms require users to give us contact information (like your name, e-mail and address) and demographic information (like your zip code, age or income level). We use customer contact information from these registration and survey forms to send you information about our company, promotional materials and information from our partners. Users may opt-out of receiving future mailings; see the choice/opt-out section below. Demographic and profile data is also collected at our site. We use this data to tailor your experience at our sites and distribute content that we think you might be interested in.

We run contests on our site in which we ask visitors for contact information (like your e-mail address) and demographic information (like your zip code, age, income level). We use contact data from our contests to send users promotional data from our partners. Users may opt-out of receiving future mailings; see the choice/ opt-out section below.

Demographic and profile data is also collected at our site. We use this data to tailor your experience at our site, distribute content that we think you might be interested in, and display the content according to your preferences. When you enter a contest or promotional feature, we may ask for your contact information so we can administer the contest and notify winners.

When you order products or services from the ServiceMaster Quality Service Network Web sites, we need to know your name, e-mail address, mailing address, credit card number, and expiration date. This allows us to process and fulfill your order and to notify you of your order status. To learn more about our encryption policies, please review the section on How does ServiceMaster protect customer information.

This site contains links to other sites. ServiceMaster is not responsible for the privacy practices or the content of such web sites. We will not pass your information along to the linked site; however, we cannot protect your information if you provide it to that site.

We monitor customer traffic patterns and site usage to help us develop the design and layout of the ServiceMaster Quality Service Network Web sites (listed above). We may also use the information we collect to occasionally notify you about important changes to the Web site, new ServiceMaster services, and special offers and information we think you’ll find valuable. If you would rather not receive this information, please

1

contact us through one of the channels identified in the choice/ opt-out section.

Note to Parents: Your child’s privacy is important to us and that is why we take additional measures to protect the privacy of the younger visitors to our Web site. We have created a children’s area, “Just For Kids,” in which we offer content specially designed for children. Currently, we do not collect any personally identifiable information in the children’s area of our site. If we do in the future, we will do so consistent with the requirements of the Children’s Online Privacy Protection Act (COPPA).

How does ServiceMaster protect customer information?

When you place orders or access your account information, we use a secure server. This secure server software, SSL (Secure Sockets Layer) encrypts all information you input before it is sent to us. Furthermore, all of the customer transactional data we collect is protected against unauthorized access with the use of digital certificates. ServiceMaster’s digital certificates are issued by VeriSign, one of the most established signers of digital certificates. To learn more about ServiceMaster’s online security simply click on the “Security” icon in your browser tool bar.

What about cookies?

“Cookies” are small pieces of information that are stored by your browser on your computer’s hard drive. Our cookies do not contain any personally identifying information. Most Web browsers automatically accept cookies, but you can usually change your browser to prevent that. Even without accepting cookies, you can still use most of the features throughout the ServiceMaster Quality Service Network Web sites.

Our site uses cookies to keep track of your shopping cart and to make sure you don’t see the same advertisement or content repeatedly. We use cookies to deliver information specific to your interests and to save your password so you don’t have to re-enter it each time you visit our site. Will ServiceMaster disclose information it collects to outside parties? ServiceMaster does not sell, trade, or rent your personal information to others. We may choose to do so in the future with trustworthy third parties, but you can request that we do not by emailing us at customercare@svm.com (If you use more than one e-mail address to shop with us, send this message from each e-mail account you use). Also, ServiceMaster may provide aggregate statistics about our customers, sales, traffic patterns, and related site information to reputable third-party vendors, but these statistics will include no personal identifying information.

Choice / Opt-Out

Our site provides users the opportunity to opt-out of receiving communications from ServiceMaster and our partners at the point where we request information about the visitor.

This site allows us the following options for removing your information from the database. If you do so, you will not receive future communications from us.

You can send email to customercare@svm.com

You can send mail to the following postal address:

ServiceMaster Consumer Services

Unsubscribe, Mail Stop A4-1831

860 Ridge Lake Boulevard

Memphis, TN 38120

You can call the following telephone number: 1-800 WE SERVE

Correct / Update

This site gives users the following options for changing and modifying information previously provided.

You can send email to customercare@svm.com

You can send mail to the following postal address:

ServiceMaster Consumer Services

Unsubscribe, Mail Stop A4-1831

860 Ridge Lake Boulevard

Memphis, TN 38120

You can call the following telephone number: 1-800 WE SERVE

Your Consent

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By using our Web site, you consent to the collection and use of this information by ServiceMaster. If we decide to change our privacy policy, we will post those changes on this page so that you are always aware of what information we collect, how we use it, and under what circumstances we disclose it.

Tell us what you think

ServiceMaster welcomes your questions and comments about privacy.

Please send e-mail to customercare@svm.com.

Contacting the Web Site

If you have any questions about this privacy statement, the practices of this site, or your dealings with this Web site, you can contact:

ServiceMaster Consumer Services, A4-1831

860 Ridge Lake Boulevard

Memphis, TN 38120

ConsumerServices@svm.com

1-800 WE SERVE ext. 1000

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© 2007 The Terminix International Company Limited Partnership. All rights reserved. Site Map. Legal. Privacy. Terminix is another ServiceMaster Solution. Visit these ServiceMaster links on the World Wide Web.

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Privacy Policy - TruGreen Lawn Care & Landscaping - TruGreen

Privacy Policy

The TruGreen Companies is committed to protecting the privacy of our users’ personal information. To better protect your privacy, we have instituted the security and privacy practices outlined in this policy. We provide this notice explaining our information practices and the choices you can make about the way your information is used. Our privacy policy contains the following information:

Information The TruGreen Companies collects and how it is used

Disclosure of information to outside parties

Information partners collect

Our use of cookies

Commitment to the security of your information

How to update/change your preferences

Changes to our privacy policy

Information The TruGreen Companies collects and how it is used

The TruGreen Companies collects certain information to enable you to take full advantage of our offerings when you register at our site, order products or services, participate in our contests, surveys, promotions, or activities, or otherwise communicate with us. If you choose, you can visit The TruGreen Companies without providing us with any information about yourself. The TruGreen Companies collects both personally identifiable and non-personally identifiable information from users of its website.

Personally Identifiable Information

When you register with The TruGreen Companies, we require you to give us contact information (such as your name, e-mail address, and physical address).

We may require additional information for specific promotions or contests run on our site.

We use the customer contact information we collect to connect you with a service provider, and to send you, if you so choose, information about our company, newsletters, promotional materials, and information from the service provider network.

We may also use the information we collect, in combination with outside records, to notify you about important changes to the website, new TruGreen Companies services and products, and special offers and information we think you’ll find valuable. We may send you information in conjunction with third-party partners that we think is relevant to your interests.

We use information gathered at the time of purchase to process your order, to enable the provider to fulfill your order, and to notify you of your order status. A customer care representative or service provider may contact you in order to fulfill a service you purchased or to provide information you requested.

Non-personally Identifiable Information

We may collect certain non-personally identifiable information about you when you visit our site, such as the type of browser you are using (e.g., Netscape, Internet Explorer), the type of operating system you are using, the referring site from which you came (e.g., a partner site), and the domain name of your internet service provider (e.g., America Online, EarthLink).

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We use the non-personally identifiable information that we collect in the aggregate to improve the design and content of our site. We also use this information to analyze site usage.

Disclosure of information to outside parties

To process your requests for products or services, we will need to share some of the personally identifiable information you provided (e.g., contact information and information about particular service needs) with service providers in the provider network.

If you choose to receive promotions, newsletters, and/or other types of correspondence from us, the correspondence that you receive will originate from The TruGreen Companies or the provider network, and your personally identifiable information will continue to be solely maintained by The TruGreen Companies.

If you registered with The TruGreen Companies through a third-party website or if you registered with a third-party website through The TruGreen Companies, we may need to report certain information to that website, as is necessary.

If you come to The TruGreen Companies via a co-branded partner and transact business with us, the information you provide may be collected and used by The TruGreen Companies, as well as by the co-branded partner from which you came. The TruGreen Companies is not responsible for the use that the co-branded partner makes with this information.

To help you identify when you are on The TruGreen Companies website, we place our logo in the upper left corner to indicate that you are within our website.

The TruGreen Companies may be obligated to disclose personally identifiable information to law enforcement or agencies, even though such agencies may not comply with the terms of our privacy policy. The TruGreen Companies will disclose information to such agencies in response to legal process or when we believe in good faith that the law requires it, for example, in response to a court order, subpoena, or a law enforcement agency’s request.

Finally, The TruGreen Companies may provide aggregate statistics about our customers, sales, traffic patterns, and related site information to reputable third-party vendors, partners, service providers, or to the press. Aggregate statistics contain only non-personally identifiable information.

Information partners collect

Our site contains links to other websites whose information practices may be different than ours. You should consult the other sites’ privacy policies, as we have no control over information that you may submit or that the third parties collect on those sites.

We may offer promotions or content that is sponsored by, or co-branded with, identified third parties. By virtue of these relationships, these third parties may obtain personally identifiable information that you submit. The TruGreen Companies has no control over the third party’s use of this information.

Our use of cookies

The TruGreen Companies website uses cookies, a technology that stores small pieces of information on your hard drive, to personalize content and keep track of your purchases during your visit. Each time your browser visits a website, the site sends all cookies relevant to that website; cookies are used to maintain a session between you and the web server.

Commitment to the security of your information

When you place orders or access your account information, we use a secure server. The secure server software, SSL (Secure Sockets Layer), encrypts all information you input before it is sent to us. Furthermore, digital certificates protect all of the customer transactional data we collect against unauthorized access. The TruGreen Companies digital certificates are issued by VeriSign, one of the most established issuers of digital certificates. Additionally, we use firewall security and limit data access to protect your personally identifiable information.

How to update/change your preferences

The TruGreen Companies may send communications, promotional information, and/or newsletters to our registrants. You can choose to not receive communications from us. We provide the following options for reviewing and updating the personally identifiable information that we collect and maintain, including options for

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communications, news, and special offers. To review and update your choices, please send us an e-mail with your changes, titled “Profile Update”. You may also call a customer care specialist at 1-800-TRUGREEN. You may also unsubscribe from our e-mail list at any time.

Changes to our privacy policy

If we materially change our privacy policy, we will post changes on this page so that you are always aware of what information we collect, how we use it, and under what circumstances we disclose it.

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Privacy Policy, AHS - American Home Shield

Privacy Policy/Your Policy Rights

At American Home Shield, we are committed to protecting your privacy. We use the information we collect about you to process orders and to provide a more personalized shopping experience.

What information do we collect? How do we use it?

When you request information about a product or service or register with our site, we may need to know specific information about you. This enables us to process your registration/requests and promptly reply to your needs.

When you order products or services from American Home Shield, we need to know your name, e-mail address, mailing address, credit card number and expiration date. This allows us to process and fulfill your order and to notify you of your order status. To learn more about our encryption policies, please review the section “How does American Home Shield protect customer information?”

This site contains links to other sites. American Home Shield is not responsible for the privacy practices or the content of such Web sites. We will not pass your information along to the linked site. However, we cannot protect your information if you provide it to that site.

We monitor customer traffic patterns and site usage to help us develop the design and layout of American Home Shield’s web sites.

We may also use the information we collect to occasionally notify you about important changes to the Web site, new American Home Shield services, and special offers and information we think you’ll find valuable. If you would rather not receive this information, please contact us through one of the channels identified in the choice/opt-out section.

How does American Home Shield protect customer information?

When you place orders, we use a secure server. This secure server software, SSL (Secure Sockets Layer) encrypts all information you input before it is sent to us. Furthermore, customer transactional data we collect is protected against unauthorized access with the use of digital certificates. American Home Shield’s digital certificates are issued by VeriSign, one of the most established signers of digital certificates.

Will American Home Shield disclose the information it collects to outside parties?

American Home Shield does not sell, trade or rent your personal information to others. We may choose to do so in the future with trustworthy third parties, but you can request that we do not by e-mailing us at customercare@ahslink.com. (If you use more than one e-mail address to shop with us, send this message from each e-mail account you use.) Also, American Home Shield may provide aggregate statistics about our customers, sales,

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traffic patterns, and related site information to reputable third-party vendors. However, these statistics will not include personal identifying information.

Choice/Opt-Out

Our site provides users the opportunity to opt-out of receiving communication from American Home Shield and our partners when we request information about a visitor.

This site allows the following options for removing your information from our database. If you do so, you will not receive future communication from us.

•                  You can send e-mail to customercare@ahslink.com

•                  You can call the following telephone number: 1-800-776-4663

Correct/Update

This site gives users the following options for changing and modifying information previously provided.

•                  You can send e-mail to customercare@ahslink.com

•                  You can call the following telephone number: 1-800-776-4663

Your consent

By using our Web site, you consent to the collection and use of this information by American Home Shield. If we decide to change our privacy policy, we will post those changes on this page so that you are always aware of what information we collect, how we use it and under what circumstances we disclose it.

Contacting the Web site

If you have any questions about this privacy statement, the practices of this site or your dealings with this web site, you can contact us at:

customercare@ahslink.com

1-800-776-4663

Special Notice to California Residents

American Home Shield customers residing in California who have submitted personal information to us may request information about our disclosures of certain categories of personal information to third parties for their direct marketing purposes. All requests for disclosure information must be submitted to us at customerprivacy@ahslink.com. Within 30 days of receiving such a request, we will provide a list of the categories of personal information disclosed to third parties for third-party direct marketing purposes during the immediately preceding calendar year, along with the names and addresses of these third parties. This request may be made no more than once per calendar year. Pursuant to California law, we reserve our right not to respond to requests submitted to addresses other than those specified in this paragraph.

P03102006U03312006

© 2006 American Home Shield Corporation and its licensed subsidiaries. All rights reserved. Privacy Policy | Contact Us | Sitemap

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 11

Attachment 11-9

[***] [11 pages omitted]

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 12

Form of Business Associate Agreement

This is Exhibit 12, Form of Business Associate Agreement, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.

Exhibit 12 begins on the next page.

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

FORM OF BUSINESS ASSOCIATE ADDENDUM

This Business Associate Addendum (“Addendum”) supplements and is made a part of the Master Service Agreement (the “Agreement”), dated as of December 11, 2008, by and between ServiceMaster Consumer Services, L.P. (“Customer”) and International Business Machines Corporation (“IBM”).

Recitals

A.                                   Customer and IBM are Parties to the Agreement pursuant to which IBM provides certain services to Customer.  In connection with those services, the members of the Customer Group may disclose to IBM certain health information held by such entities (“Protected Health Information,” as defined at 45 C.F.R. § 160.103) that is subject to protection under the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and certain regulations promulgated thereunder by the United States Department of Health and Human Services at 45 C.F.R. Parts 160 through 164 (“HIPAA Regulations”).

B.                                     The purpose of this Addendum is to help facilitate compliance by the members of the Customer Group with the requirements of the HIPAA Privacy Rule (45 C.F.R. Part 164) and the proposed HIPAA Security Rule (67 Fed. Reg. 53267,   August 14, 2002) when (i) a member of the Customer Group is a “covered entity,” and (ii) IBM is the recipient of Protected Health Information from such entity under the Agreement and is acting as a “business associate” of such entity, as those terms are defined in the HIPAA Regulations.

C.                                     The Customer acknowledges that IBM may act in a capacity other than as a business associate and that this Addendum only applies to the extent that IBM is acting as a business associate for the members of the Customer Group.  Hereinafter though, IBM will be referred to as “Business Associate.”

IN CONSIDERATION OF THE FOREGOING, and the mutual promises and covenants contain herein, the Parties agree as follows:

Agreement

1.                                      Definitions.  Unless otherwise provided in this Addendum, capitalized terms have the same meaning as set forth in the HIPAA Regulations or the Agreement.

2.                                      Applicability.  This Addendum shall be applicable to Protected Health Information (i) received by Business Associate from the members of the Customer Group, (ii) created or received by Business Associate on behalf of the members of the Customer Group, or (iii) or otherwise obtained by Business Associate in the course of providing the Services under the Agreement.

3.                                      Scope of Use of Protected Health Information.  Business Associate shall not use or disclose Protected Health Information for any purpose other than:

(i)                                     As permitted or required by the Agreement or to carry out the activities specified in the Agreement;

(ii)                                  For management and administrative activities of Business Associate; and

(iii)                               As otherwise “Required by Law”, as defined in 45 C.F.R. § 164.103.

4.                                      Safeguards for the Protection of Protected Health Information.  Business Associate shall process Protected Health Information on behalf of the members of the Customer Group and in accordance with Customer’s instructions. Business Associate shall follow Customer’s instructions by implementing and maintaining operational and technological safeguards mutually agreed to in applicable statements of work or in comparable contract documents describing the services to be performed. Customer agrees that the specified safeguards are appropriate for the Customer Group’s requirements. Customer also confirms that Customer is solely responsible for ensuring that specified processing and safeguarding instructions comply with data protection laws applicable to the Customer Group.

5.                                      Reporting of Unauthorized Uses or Disclosures.  Business Associate shall immediately notify Customer of any use or disclosure of Protected Health Information of which Business Associate becomes aware that is not provided for or permitted in the Agreement, including this Addendum.

6.                                      Use of Subcontractors.  To the extent that Business Associate discloses Protected Health Information to one or more subcontractors or agents, Business Associate shall cause each such subcontractor and agent to sign an agreement with Business Associate containing provisions and conditions related to the protection and confidentiality of Protected Health Information (including the obligation to notify Customer of unauthorized uses or disclosures of Protected Health information as set forth in Section 5, above) at least as restrictive as those that apply to Business Associate under the Agreement and this Addendum.   Business Associate shall provide Customer with copies of such written agreements.

7.                                      Authorized Access to and Amendment of Protected Health Information.    Within twenty (20) days of any request by Customer, Business Associate shall make available to Customer all Protected Health Information held by Business Associate.  Additionally, within twenty (20) days of any request by Customer, Business Associate shall incorporate any amendments Customer makes to Protected Health Information.  The requirements of this section may be satisfied by Business Associate providing electronic access to Customer of Customer data maintained or processed by Business Associate.

8.                                      Accounting of Disclosures of Protected Health Information.  Business Associate shall keep records of disclosures of Protected Health Information made by Business Associate (the “Disclosure Accounting”) on an ongoing basis for a period of six (6) years, except for disclosures exempt from accounting in 45 C.F.R. § 164.524.  Business Associate shall provide the Disclosure Accounting to Customer within forty-five (45) days of receiving a written request therefor from Customer.

9.                                      Health and Human Services.  Business Associate shall make its internal practices, books and records related to the use and disclosure of Protected Health Information under the Agreement and this Addendum available to Secretary of the Department of Health and Human Services as required by HIPAA and the HIPAA Regulations for the purpose of determining Customer’s compliance with 45 CFR § 164.500 et. seq.

10.                               Future Confidentiality of Protected Health Information.  Upon the expiration or earlier termination of the Agreement for any reason, if feasible, Business Associate shall return to Customer, or, at Customer’s direction, destroy, all Protected Health Information in any form.  If such return or destruction is not feasible, Business Associate shall notify Customer and extend the protections of this Addendum to the Protected Health Information and shall limit further uses and disclosures to those purposes that make the return or destruction of the Protected Health Information infeasible.  This provision shall apply to Protected Health Information that is in the possession of agents or subcontractors of Business Associate.

11.                               Termination of the Agreement.  Customer may terminate those portions of the Agreement which require Business Associate to use or disclose Protected Health Information in the event Business Associate breaches a material term of this Addendum.  Such termination shall be in accordance with and subject to any rights to cure and payment obligations specified in the Agreement.

12.                                 Amendment.  If HIPAA or the HIPAA Regulations are amended or interpreted in any manner that renders this Business Associate Agreement inconsistent therewith, Customer may, on thirty (30) days written notice to Business Associate (or any shorter notice period necessary to comply with such amendment or interpretation), amend this Business Associate Agreement to the extent necessary to comply with such amendments or interpretations, subject to Section 3.2(e) of the Master Agreement.

12.                               Effect on Agreement.  The sole purpose of this Addendum is to facilitate Customer’s compliance with 45 CFR § 164.504.  This Addendum is not intended to, nor shall it be construed to, reduce or diminish any of Business Associate’s or Customer’s obligations under the Agreement.  Accordingly, except as to the extent expressly inconsistent with this Addendum, all other terms of the Agreement shall remain in full force and effect and shall not be modified, diminished or reduced hereby.  In the event of a conflict between the provisions of this Business Associate Agreement and the Agreement, then the more restrictive provisions shall apply. There are no intended third party beneficiaries under this Addendum, other than the members of the Customer Group.

13.                               Assignment.  The Addendum will be binding on the Parties and their respective successors and permitted assigns.  Neither Party may, or will have the power to, assign the Addendum (or any rights hereunder) except in accordance with Section 17.7 of the Master Agreement.  Any attempted assignment that does not comply with the terms of this paragraph shall be null and void.

IN WITNESS WHEREOF, the Parties hereto have caused this Business Associate Addendum to be executed as of the date and year hereinafter written.

SERVICEMASTER CONSUMER SERVICES, L.P.

By:

Name:

Title:

Date:

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:

Name:

Title:

Date:

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Exhibit 13

Customer Competitors

This is Exhibit 13, Customer Competitors, to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless defined in this Exhibit, capitalized terms have the meanings set forth in the Master Agreement or the “Definitions” Exhibit to the Master Agreement.  This Exhibit 13 lists the entities that are Customer Competitors.  Customer may modify this Exhibit 13 [***].

American Home Shield

[***]

AmeriSpec

[***]

ServiceMaster Clean Business Services

[***]

ServiceMaster Clean Disaster Restoration

[***]

Furniture Medic

[***]

Terminix

[***]

TruGreen

[***]

TruGreen LandCare

[***]

Merry Maids

[***]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

TRANSACTION DOCUMENT NO. 1

1.                                      INTRODUCTION

This First Amended and Restated Transaction Document No. 1 is effective as of November 1, 2010 (the “Execution Date”), and is made by ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  This Transaction Document and its Schedules are incorporated into that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Section 1.2(d) of the Master Agreement sets forth the order of precedence in the event of a conflict between the provisions of this Transaction Document and the Master Agreement.

2.                                      DEFINITIONS

Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

3.                                      SERVICES, CHARGES AND CREDITS

3.1                               Services

Service Provider shall provide the Services to the Customer Group in accordance with the Master Agreement (including the Exhibits thereto) and this Transaction Document (including the Schedules hereto).  The scope and composition of the Services and the responsibilities of the Parties with respect to the Services described in this Transaction Document are defined in the Master Agreement, this Transaction Document, and Schedules A through T attached hereto.

3.2                               Charges

The “Charges” Schedule to this Transaction Document sets forth the pricing and charging methodologies for the Services.  Further, the “Service Level Agreement” Schedule to this Transaction Document sets forth certain credits which may be payable by Service Provider to Customer.

4.                                      TERM/COMMENCEMENT DATE/SURVIVAL/RENEWAL

4.1                               Term and Commencement Date

The term of this Transaction Document will begin as of the Original Effective Date and will terminate on December 11, 2015 (“Transaction Document Expiration Date”), unless earlier terminated in accordance with Section 12 of the Master Agreement or extended in accordance with the provisions of this Section 4.1 (“Transaction Document Term”).  Customer, at its option exercised by written notice to Service Provider delivered at least [***] prior to the

1

then-scheduled expiration date, may renew the term of this Transaction Document for up to an additional twelve (12) months on the terms, conditions and pricing then in effect.  Customer may exercise its renewal right for the entire twelve (12) month period or in increments of at least six (6) consecutive months each.  Any further renewals of the Transaction Document Term beyond twelve (12) additional months will be at Service Provider’s then applicable commercial terms and conditions, including pricing, or as otherwise agreed between the Parties.

4.2                               Quality Programs

The Service Provider operations engaged in performing the Services, not later than the due date [***] as described in Schedule F-5, will be, and shall at all times during the Term remain, with respect to Customer’s account [***] compliant as certified by the Service Provider’s Transition Transformation Service Delivery Group, which performs metrics reporting and [***] appraisal services.  The scope of services provided by this group includes review, assessment, training and certification of end to end processes for the entire delivery function to ensure compliance with [***].  Certification of the environment includes the processes and defined projects with associated deliverables.  Service Provider shall manage the provision of the Services consistently with the principles of the IT Infrastructure Library.

4.3                               Knowledge Worker Provisions

In addition to the requirements under Section 3.9 of the Master Agreement, Service Provider shall provide knowledge workers with the specific skills described in the “Knowledge Worker Provisions” Schedule.

4.4                               DR Test Failure Termination Right

Customer may exercise the termination right set forth in third sentence of Section 3.5(b) of the Master Agreement with respect to the Services comprising the Disaster Recovery Services Tower if a DR Test Failure occurs with respect to any of the Disaster Recovery Plans relating to the systems referred to in the “Disaster Recovery Requirements” Schedule and its attachments.

4.5                               Final Critical Transition Milestone

For purposes of Section 12.1(j) (Transition Failure) of the Master Agreement, the “final Critical Transition Milestone” shall be Critical Transition Milestone 10-M (Transition Completion, [***]), as described in the “Transition and Transformation Critical Milestones” Schedule.

4.6                               Service Level Commencement Dates

The Parties agree that for each Type 1 Service Level listed in the “Service Level Matrix” Schedule as of the Effective Date, unless a later date is specified in the “Service Level Matrix” Schedule, the Service Level Commencement Date has occurred [***] prior to the Effective Date.

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4.7                               Network Performance

If prior to [***], Service Provider fails to perform any of the network-related tasks in accordance with the specifications in the table below [***].

The specifications below are in addition to the requirements set forth in the Agreement; provided, however, the “Service Level Agreement” Schedule will govern the determination of a Service Level Default.  Service Provider will designate a network focal to be the single point of contact for Customer with respect to network-related performance issues.  [***]

TASK	SPECIFICATIONS
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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SCHEDULES

Table of Schedules

Schedule	Schedule Title
A	Definitions
B	Services Description
B-1	Statement of Work
B-2	Customer Business Applications
C	Key Personnel Provisions
C-1	Knowledge Worker Provisions
C-1-1	Consolidated Skills List
C-2	List of Key Personnel
D	Service Level Agreement
D-1	Service Level Methodology
D-2	Service Level Matrix
D-3	Critical Services
E	Charges
E-1	Pricing Methodology
E-2	Critical Transition and Transformation Milestone Payment and Credit Schedule
E-3	Monthly Base Charges/ARC-RRC
E-4	[Reserved]
E-5	[Reserved]
E-6	Project Rates
E-7	Resource Unit Definitions
E-8	Financial Responsibility Matrix
E-9	Termination Charges
E-10	Form of Invoice
F	Transition and Transformation Plan
F-1	Transformation and Transition
F-2	High Level Transition and Transformation Plan
F-3	Transition and Transformation Critical Milestones
F-4	[Reserved]
F-5	Re-Solution Milestones
F-5-1	[***]
F-5-2	[***]
F-5-3	[***]
F-5-4	[***]
F-5-5	[***]
F-5-6	[***]

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Schedule	Schedule Title
F-5-7	[***]
F-5-8	[***]
G	Customer Software
H	Service Provider Software
I	[RESERVED]
J	Reports
J-1	Reports: IBM Sample Standard Reports
K	List of Approved Benchmarkers
L	Technical Architecture and Product Standards
M	Disaster Recovery Requirements
M-1	Disaster Recovery Requirements - General
M-1-a	Disaster Declaration Event Fee
M-1-b	Common BCRS Shared Services
M-2-A	Terminex [***] Specs
M-2-b	Terminex [***] Services
M-2-c	Terminex [***] Replication
M-3	Terminex [***] Specs
M-4-a	AHS Specs
M-4-b	AHS Services
M-4-c	AHS Disaster Recovery Program
M-5	JDE [***] Specs
M-6	JDE [***] Specs
M-7	Terminex [***] Specs
M-8	Lawn [***] Specs
M-9	Land [***] Specs
M-10	Land [***] Specs
M-11	BSC AD [***] Specs
N	Termination Assistance Services
O	Projects
P	[RESERVED]
Q	Service Locations
R	Commercially Unavailable Service Provider Tools
S	Customer Facilities
T	Approved Subcontractors

5

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS TRANSACTION DOCUMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.  FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF (1) THIS TRANSACTION DOCUMENT, (2) ITS SCHEDULES, AND (3) THE MASTER AGREEMENT (INCLUDING THE EXHIBITS THERETO), INCLUDING THOSE AMENDMENTS MADE EFFECTIVE BY THE PARTIES IN THE FUTURE.  THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.

	Accepted by:		Accepted by:

	SERVICEMASTER CONSUMER SERVICES, L.P.		INTERNATIONAL BUSINESS MACHINES CORPORATION
By: ServiceMaster Consumer Services, Inc.,
its General Partner
		By:	/s/ Eusebio Formoso
By:	/s/ Daniel Marks		Authorized Signature
Authorized Signature

	Daniel Marks		Eusebio Formoso
	Name (Type or Print)		Name (Type or Print)
	11-23-2010		11-23-2010
	Date		Date

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE A
DEFINITIONS

This is Schedule A, Definitions, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  The following terms used in Transaction Document No. 1 have the meanings indicated below.

A.01                       “AAA Rules” means the American Arbitration Association’s Commercial Arbitration Rules.

A.02                       “Acceptance Criteria” means the acceptance criteria applicable to each Deliverable provided or developed by Service Provider, including Critical Transformation and Transition Milestones and Projects, as specified by the Parties in accordance with the “Governance and Change Control” Exhibit.

A.03                       “ACD Agent” has the meaning set forth in the “Network” section of Schedule E-7.

A.04                       [***]

A.05                       “Add/Change” has the meaning set forth in the “End User” section of Schedule E-7.

A.06                       “Affected Employees” means the individuals listed in the “List of Affected Employees” Schedule, who are employed by a member of the Customer Group prior to the Effective Date and to whom Service Provider or Network Services Provider shall consider for offers of employment pursuant to the “Terms for Affected Employees” Schedule.

A.07                       “Allocation of Pool Percentage” means the portion of the Pool Percentage that is specified for any particular CPI in the event of a Service Level Default for such Service Level.  Any such portion shall not exceed [***] of the At Risk Amount.

A.08                       “Annual Satisfaction Survey” means the annual survey of Customer designated managers / stakeholders receiving the Services from Service Provider.

A.09                       “Application Development Resource Baseline” represents the Resource Baseline for Application Maintenance, Application Development, and the PMO Core Team’s application resources.

A.10                       “Application Development Services” has the meaning set forth in the “Application Development and Maintenance” section of Schedule E-7.

A.11                       “Application Maintenance Services” has the meaning set forth in the “Application Development and Maintenance” section of Schedule E-7.

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A.12                       “Arbitration Notice” means a written notice requesting arbitration in accordance with Section 3(a)(iii)(D) of the “Service Level Methodology” Schedule.

A.13                       “ARC” means an additional resource charge to Customer by Service Provider pursuant to the ARC/RRC process described in Section 2.4 and Section 2.5 of Schedule E-1 for Resource Unit usage above the ARC Point.

A.14                       “ARC Point” means the threshold point Resource Unit consumption must exceed before an ARC will be applied.  [***]

A.15                       “ARC Rate” means the monetary rate per unit to be charged by Service Provider to Customer for any Resource Unit consumption for each applicable Resource Unit [***] according to the formulas defined in Section 2.4(b) of Schedule E-1.

A.16                       “ARC/RRC Measurement Period” means the period of time over which applicable Resource Units are to be measured, to determine the applicability of an ARC or RRC.

A.17                       “ARC/RRC Rates” means the ARC Rates and the RRC Rates.

A.18                       “At Risk Amount” means, for any month during the Term, [***] of the [***] for such month, which is the amount that Service Provider will have at risk for all Service Level Credits in such month.

A.19                       “Base Charges” means all of the recurring monthly Charges described in Section 2.2 of Schedule E-1.

A.20                       [***]

A.21                       “Baseline Data” means the actual data measured during a Measurement Period [***].

A.22                       “Blackberry ID” has the meaning set forth in the “Messaging” section of Schedule E-7.

A.23                       [***]

A.24                       “BSC” refers to Customer Business Applications for one or more departments or subsidiaries of Customer.

A.25                       “Change Control Procedures” means the process and procedures to be followed by Customer and Service Provider in accordance with the “Governance and Change Control” Exhibit when either Party wishes to make a Change to the existing Services.

A.26                       “Change Management Procedure” means a detailed procedure describing how operational IT or Service delivery Changes will be made to meet the Customer’s business needs within the accepted timeframes and subject to specific approvals.

A.27                       “Change Order Log” means a historical log of Change Orders throughout the Term.

2

A.28                       “Change Threshold” means [***] occurring during a Business Day.

A.29                       “Charge Mechanics” means the specific mechanics, formulas or specified rates, such as ARCs, RRCs, rate cards, [***], Pass-Through Charges, out-of-pocket expenses and other specifics used to calculate or govern the Charges.

A.30                       “Chargeable Project Work” means Project activities to the extent such performance is (i) requested and approved by Customer as evidenced by a signed Project Work Order, and (ii) are not activities otherwise required to be performed by Service Provider pursuant to its obligations under the Master Agreement.  Service Provider is compensated for Chargeable Project Work as specified in Section 3.2 of Schedule E-1.

A.31                       “Charges” Schedule describes the methodology for calculating all of the Charges payable by Customer to Service Provider with respect to the Services that Service Provider shall deliver to Customer pursuant to the Master Agreement.

A.32                       “COBRA” means continuation coverage required under Section 4980 of the Internal Revenue Code, Part 6 of Title I of ERISA or applicable state law.

A.33                       “Compound Service Level” means a single Service Level that is comprised of two or more independent service metrics, conditions, components or elements which are separately tracked, measured and reported on, and which all together comprise the Compound Service Level.  A Compound Service Level may be a CPI, KPI or GPI.

A.34                       “Consulting and Non-IT Projects” means consulting and other non-information technology Projects that are not otherwise included in the Services.

A.35                       “Continuation Period” means the period beginning on the Hire Date and ending [***] thereafter.

A.36                       “Core Third Party Agreements” means those Proposed Transferred Agreements identified as “core” agreements in the “Third Party Agreements” Schedule.

A.37                       “Critical Performance Indicators” or “CPIs” means those Service Levels which are (i) described in the applicable “Service Level Matrix” Schedule as a CPI and (ii) for which a Service Level Credit may be payable.  Each CPI has an Expected Service Level and a Minimum Service Level associated with it, unless otherwise specified.

A.38                       “Critical Transition and Transformation Milestone” means a milestone specified in Schedule F-3.

A.39                       “Cross-Tower Services” means Services that affect multiple Towers .

A.40                       “Customer Authorized User” means a person authorized by Customer to receive Services.

A.41                       “Customer Business Applications” means the software applications and their associated databases as listed in the “Customer Business Applications” Schedule.

3

A.42                       “Customer Governance Organization” means the Customer governance organization described in Section 2.2 of the “Governance and Change Control” Exhibit.

A.43                       “PMOs” mean the Customer PMO and the Service Provider PMO.

A.44                       “Customer PMO” means Customer’s program management office that oversees all Service delivery in accordance with the “Governance and Change Control” Exhibit.

A.45                       “Database Instance” has the meaning set forth in the “Server, Storage and Database” section of Schedule E-7.

A.46                       [***]

A.47                       [***]

A.48                       “Deliverable Form” means the form attached as Appendix 4-F to the “Governance and Change Control” Exhibit.

A.49                       “Designated CPI” means those CPIs which are designated in the “Service Level Methodology” Schedule as the subject of a Service Level Termination Event pursuant to Section 2(c)(iv) of the “Service Level Methodology” Schedule.

A.50                       “Detailed Re-Solution Plan” means a fully detailed written Re-Solution Plan prepared and agreed upon by the Parties as further described in Section 5.3 of Schedule F-1.

A.51                       “Detailed Specification Report” means the detailed specification report prepared by Service Provider as part of the Change Control Procedures.

A.52                       “Detailed Transformation and Transition Plan” means the detailed written draft of the proposed final Transformation and Transition Plan as further described in Section 3.2(a) of Schedule F-1.

A.53                       “Disaster Recovery” has the meaning set forth in the “Disaster Recovery” section of Schedule E-7.

A.54                       [***]

A.55                       [***]

A.56                       “Early Rebadge Fixed Fees” has the meaning set forth in Schedule E-3.

A.57                       “Email ID” has the meaning set forth in the “Messaging” section of Schedule E-7.

A.58                       “Emergency Change” means an operational change to the environment necessary to maintain continuity of Services prior to providing notice to Customer or obtaining Customer’s approval of such change.

4

A.59                       “Employee Service” means the duration of employment with Customer, its Affiliates or predecessors from an employee’s date of hire with Customer (or its Affiliate or predecessor) until the Hire Date as service with Service Provider.

A.60                       “End User Satisfaction Survey” means end-user satisfaction surveys conducted in accordance with the “Governance and Change Control” Exhibit.

A.61                       “Enhancement” means a routine, stand alone change or improvement that does not impact a system functionality, that does not require integration testing (but will require testing prior to placing into production), and where the change or improvement can be completed in less than [***].  A branch move will be treated as an Enhancement if less than [***].  Any such change or improvement taking [***] or more is considered a Project.

A.62                       “Essential Business Application” are those Customer Business Applications listed in the “Critical Services” Schedule.

A.63                       [***]

A.64                       “Expected Service Level Default” means a recurring failure of Service Provider to meet the Expected Service Level for the same CPI or KPI [***] during a Service Level Reporting Period.

A.65                       “Expected Service Level” means the expected level of performance for a CPI or a KPI, as applicable, as set forth in the applicable “Service Level Matrix” Schedule.

A.66                       “General Performance Indicators” or “GPIs” means those Service Levels which are described in the applicable “Service Level Matrix” Schedule as a GPI.  Each General Performance Indicator has a Minimum Service Level associated with it unless otherwise specified.  No Service Level Credits are available in connection with GPIs.

A.67                       “Governance and Change Control” means the Exhibit by which Service Provider will provide Customer with the performance reporting for the Services as specified in the “Service Level Agreement” Schedule.

A.68                       “Governance Process Functional Responsibilities Matrix” means a process responsibility matrix that details the responsibilities of each of the Parties related to a given process identified in the “Governance and Change Control” Exhibit.

A.69                       “Governance Transition Deliverables” are set forth in Appendix 4-A of the “Governance and Change Control” Exhibit.

A.70                       “Handset” has the meaning set forth in the “Network” section of Schedule E-7.

A.71                       “Help Desk Seat” has the meaning set forth in the “End User” section of Schedule E-7.

5

A.72                       “High Level Transformation and Transition Plan” means an initial high level project plan for the Transformation and Transition Project prepared by Service Provider in accordance with Schedule F-1.

A.73                       “High Priority Governance Processes” means those high priority governance processes identified as such in Appendix 4-B of the “Governance and Change Control” Exhibit.

A.74                       “Hire Date” means the date on which a Transitioned Employee begins employment with Service Provider.  Except for employees on a Leave of Absence, the Hire Date for the Transitioned Employees will be determined in accordance with the “Transformation and Transition Plan” Schedule.

A.75                       “IMAC” has the meaning set forth in the “End User” section of Schedule E-7.

A.76                       “Immediate Change” means any proposed Change requested by Customer (i) that is reasonably required to comply with any Customer Law, Customer Compliance Directive or any system or business requirement as requested by Customer that Customer reasonably deems appropriate to avoid a substantial impact to its systems or business, and (b) there is insufficient time to prepare a Change Order for such Change in accordance with normal Change Control Procedures or if the applicable charges (if any) are not agreed to prior to Customer’s requirement to commence work related to such Change.

A.77                       “Incident” means an event or issue that may cause interruption or reduction in quality of the Services to an end-user.

A.78                       [***]

A.79                       [***]

A.80                       “Infrastructure Project Resource Baseline” is described in Schedule E-3 and in the “Other” section of Schedule E-7.

A.81                       “Install” has the meaning set forth in the “End User” section of Schedule E-7.

A.82                       “IP Telephony Port” has the meaning set forth in the “Network” section of Schedule E-7.

A.83                       “iSEC” means the Information Security Controls document described in the “Procedures Manual” Exhibit.

A.84                       “Issues Management Process” means the issues management process used to track and resolve all Services performance and operational issues and other non-operational issues according to the timeframes indicated in Appendix 4-B and Section 2.4 of the “Governance and Change Control” Exhibit.

A.85                       “IT Assets” means Customer’s information technology hardware and Customer’s Software.

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A.86                       “Key Performance Indicators” or “KPIs” means those Service Levels which are described in the applicable “Service Level Matrix” Schedule as a KPI.  Each Key Performance Indicator has an Expected Service Level and Minimum Service Level associated with it, unless otherwise specified.  No Service Level Credits are available in connection with KPIs.

A.87                       [***]

A.88                       “Leave of Absence” or “LOA” means an approved leave of absence for short term disability and/or the Family Medical Leave Act pursuant to the Customer Group’s applicable policies.

A.89                       “LOA Offer Date” means a date within [***] after any employee on an LOA is removed from leave status.

A.90                       [***]

A.91                       “Massachusetts Information Security Regulation” means the Massachusetts Standards for the Protection of Personal Information of Residents of the Commonwealth, 201 CMR 17.00-17.04.

A.92                       “Measured Applications” are the Customer Business Applications.  The “tier” for each Measured Application is listed in the “Customer Business Applications” Schedule.

A.93                       “Measurement Period” means, unless another date is specified in the “Service Level Matrix” Schedule, the six (6) consecutive months of measurements during which Baseline Data will be measured, which may be used by Customer and Service Provider to determine Service Level Expected and/or Minimum Service Levels, under Sections 2(d) and 3(a) of the “Service Level Methodology” Schedule.  Service Provider will measure, collect and report to Customer the relevant measurements during such period.

A.94                       “Measurement Window” means the periodic evaluation and reporting frequency for each individual Service Level as specified in the applicable “Service Level Matrix” Schedule (e.g., monthly, quarterly, semi-annually, annually).

A.95                       [***]

A.96                       “Minimum Service Level Default” means a single failure of Service Provider to meet the applicable Minimum Service Level for a specific CPI or KPI in the applicable Measurement Window (e.g., monthly).

A.97                       “Minimum Service Level” means the minimum level of performance set forth in the applicable “Service Level Matrix” Schedule with respect to each CPI, KPI or GPI.

A.98                       “Monthly Performance Scorecard Report” means the report describing Service Provider’s performance of the Services in the preceding month in accordance with Section 2.5.1(b) of the “Governance and Change Control” Exhibit.

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A.99                       “Move” has the meaning set forth in the “End User” section of Schedule E-7.

A.100                 “Network Printer” has the meaning set forth in the “End User” section of Schedule E-7.

A.101                 “Offer Date” means the date agreed to by the Parties in accordance with the “Transformation and Transition Plan” Schedule, except for Customer employees on Leaves of Absence.

A.102                 “Operating System Instance” has the meaning set forth in the “Server, Storage and Database” section of Schedule E-7.

A.103                 “Operational” means, with respect to a personal computer (including peripherals), and/or an PDA/handheld device, the point in time after which installation and configuration of the unit by Service Provider have occurred and the unit user has expressly acknowledged in writing that the unit has been successfully installed and configured.

A.104                 “Patch Management” means the process of receiving, reviewing, installing and tracking software updates issued by a software or hardware provider.

A.105                 “PBX Voice Port” has the meaning set forth in the “Network” section of Schedule E-7.

A.106                 “PCI” and “PCI DSS” mean the PCI Data Security Standard as published from time to time by the PCI Security Standards Council.

A.107                 “Performance Trend/Improvement Report” means a report illustrating Service Provider’s performance with respect to each Service Level as a trend analysis against [***].

A.108                 “Personal Computer” has the meaning set forth in the “End User” section of Schedule E-7.

A.109                 [***]

A.110                 “Pool Percentage” means [***] of the At Risk Amount or, for any period during which one or more Special CPIs has been established by Customer, [***].  For avoidance of doubt, the applicable percentage points shall be apportioned by Customer across the CPIs such that the individual pool percentages shall total an amount not greater than [***], as applicable; provided, that at least [***] shall be allocated across the Special CPIs, if any.

A.111                 “PPQA” means product and process quality assurance.

A.112                 “Preliminary Specification Report” means the preliminary specification report prepared by Service Provider in accordance with the Change Control Procedures.

A.113                 [***]

A.114                 “Problem” means the unknown underlying cause of one or more Incidents.

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A.115                 “Problem Management” means the process by which Problems are identified, communicated, managed, tracked, and resolved.

A.116                 “Process Leader” means the lead Service Provider SME.

A.117                 “Process Owner” means the designated lead Customer SME.

A.118                 “Productive Hours” means the number of productive hours actually worked by a Service Provider employee or Service Provider subcontractor employee, excluding non-productive time (which includes travel, vacation, holiday, training, education, marketing, administrative staff meetings, medical leave and military leave) to provide the Services.  Productive Hours does not include Service Provider internal management time

A.119                 “Project” is a group of related, phased activities that may span multiple days, weeks, or months that are documented through written Project Work Orders, which may have defined milestones and Deliverables, are required for Service Provider to perform the Services, and any such change or improvement taking [***] or more is considered a Project.  As part of the Services, Service Provider shall provide the services, functions, responsibilities and materials necessary to manage, perform and complete the Projects that

(a)                                             are in progress as of the Effective Date, which are described in the “Project” Schedule,

(b)                                            are approved but not yet in progress as of the Effective Date that are agreed to at that time by the Parties, based upon the approach that they used in agreeing to the Projects described in the preceding clause (a), which are described in the “Project” Schedule, and

(c)                                             encompass future initiatives, as required to provide the Services.

Service Provider shall report on the level of effort expended on Projects on a weekly basis.

A.120                 “Project Change Request” means a Change to a Project requested after a Project Work Order has been approved by Customer.  Any Changes to Projects in progress (as of the Effective Date)must be described in detail and any such Change will be addressed through the Change Control Procedures.

A.121                 “Project Initiation and Authorization” process to request project services according to the timeframes indicated in Appendix 4-B and Section 2.4 of in the “Governance and Change Control” Exhibit.

A.122                 [***]

A.123                 [***]

A.124                 “Project Rates” means charges calculated using the hourly rates set forth in Schedule E-6.

A.125                 “Project Schedule” refers to a “Project Work Order.”

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A.126                 “Project Work Order” means the documentation authorizing the specific requirements, including scope, acceptance criteria, milestones, Service Locations, Service Provider’s schedule and pricing commitment for a particular Project (such commitment is referred to as “baselined” in the Service Levels).  A Project Work Order is also referred to operationally as a statement of work for a Project.

A.127                 “Proposed Transferred Agreements” means those Managed Agreements identified as “Proposed to be Assumed,” if any, in the “Third Party Agreements” Schedule.

A.128                 “RCA” means Root Cause Analysis.

A.129                 “Remote Locations” means those locations identified with an “N” in the “IBM on site” column in the “Customer Facilities” Schedule.

A.130                 “Required Modification” means a software or hardware update that is required to eliminate a program error, ensure reliability, ensure legal compliance or that is required to enable system compatibility.

A.131                 “Re-Solution Milestone” has the meaning set forth in Schedule F-5.

A.132                 “Re-Solution Plan” means the plan pursuant to which the Services will be re-solutioned or transitioned to Successor Service Providers, as described in Schedule F.

A.133                 “Re-Solution Project” means the Project pursuant to which certain Services will be restructured and certain other Services will be transitioned to Customer or Successor Service Providers, as outlined in the Re-Solution Plan.

A.134                 “Resource Baseline” for each applicable category of Service, means that quantity of Resource Units that is included in the monthly Base Charges set forth in Schedule E-3.  The Resource Baselines for each month of the Term are set forth in Schedule E-5.

A.135                 “Resource Unit” means, for each applicable Service, the individual unit of resource consumption included in the Resource Baseline and used to calculate adjustments to Base Charges in the form of either an ARC or a RRC, as applicable, for Resource Unit consumption [***] according to the formulas defined in Section 2.4(b) of Schedule E-1.

A.136                 “Responsible Executive” has the meaning set forth in Section 2.2.8(a) of the “Governance and Change Control” Exhibit.

A.137                 “Retained Expenses” are those expenses and costs for which Customer is financially responsible.

A.138                 “Root Cause Analysis” or “RCA” means the process to identify the root cause of Problems and developing a plan for corrective actions.

A.139                 “Router” has the meaning set forth in the “Network” section of Schedule E-7.

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A.140                 “RRC” means a reduced resource credit issued to Customer by Service Provider pursuant to the ARC/RRC process described in Section 2.4 and Section 2.5 of Schedule E-1.

A.141                 “RRC Point” means the threshold point at which Resource Unit consumption must be reduced below the Resource Baseline before a RRC will be applied. [***]

A.142                 “RRC Rate” means the monetary rate per unit to be credited by Service Provider to Customer for any Resource Unit consumption for each applicable Resource Unit [***] according to the formulas defined in Section 2.4(b) of Schedule E-1.

A.143                 “Ruggedized Mobile Device” has the meaning set forth in the “End User” section of Schedule E-7.

A.144                 “Senior Executives” means the senior official from each Party (or the Party’s parent company) designated in Section 2.3(c)(iii) of the “Dispute Resolution Procedures” Exhibit.

A.145                 “Service Authorization” means a request in the form of a Project Work Order or similar approval for the provision of certain services that authorizes a change in the volume of certain Resource Units which will trigger an ARC or RRC.  For certain non-Project related Resource Units the requirement for a Service Authorization shall be satisfied via the mutually agreed upon process by which end-users are authorized to request a service from Service Provider.

A.146                 [***]

A.147                 “Service Level Credit” means the financial credits incurred by Service Provider in favor of Customer for Service Level Defaults for CPIs determined in accordance with the provisions of Section 6(a) of the “Service Level Methodology” Schedule.

A.148                 “Service Level Default” means a Minimum Service Level Default or Expected Service Level Default.

A.149                 “Service Level Improvement Date” means the date beginning [***] after each applicable Service Level Commencement Date.

A.150                 “Service Level” Schedule sets forth certain Service Levels against which Service Provider’s performance of the Services will be measured.  Also referred to as the “Service Level Matrix.”

A.151                 “Service Level Reporting Period” means each [***] beginning on each applicable Service Level Commencement Date and continuing (rolling) monthly throughout the Term.  [***]

A.152                 “Service Level Termination Event” has the meaning provided in Section 2(c)(iv) of the “Service Level Methodology” Schedule.

A.153                 “Service Level Type” are listed in the “Service Level” Schedule.

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A.154                 “Service Provider Benefit Plans” As of the Hire Date, the Transitioned Employees shall be immediately eligible to participate in all employee benefit savings and defined contribution programs, plans or policies generally maintained for similarly situated employees of Service Provider (as the same may be modified from time to time, “Service Provider Benefit Plans”).

A.155                 “Service Provider Governance Organization” means the Service Provider governance organization described in Section 2.2 of the “Governance and Change Control” Exhibit.

A.156                 “Service Provider PMO” means the Program Management Office established by Service Provider to oversee all Services (including Services effective as of the Effective Date and Services added after the Effective Date) in accordance with the “Governance and Change Control” Exhibit.

A.157                 “Service Request” means a request for assistance or performance in connection with the Services.

A.158                 [***]

A.159                 “Severity Level” has the meaning set forth in the “Service Level Matrix” Schedule [***].

A.160                 “SMEs” means subject matter experts.

A.161                 “Special CPI” means a CPI defined by Customer, in accordance with Section 3(a)(iii) of the “Service Level Methodology” Schedule, [***].

A.162                 “Storage” has the meaning set forth in the “Server, Storage and Database” section of Schedule E-7.

A.163                 “Support” means labor and associated maintenance activities as required for Service Provider to perform or provide the Services, or for Customer to receive the Services.

A.164                 “Switch” has the meaning set forth in the “Network” section of Schedule E-7.

A.165                 “Telecom Expense Management” has the meaning set forth in the “Network” section of Schedule E-7.

A.166                 “Termination Charges” means the charges for certain termination events, as provided in Schedule E-8.

A.167                 “Thin Client Device” has the meaning set forth in the “End User” section of Schedule E-7.

A.168                 “Transformation and Transition Charges” means Service Provider’s Charges for the provision of the Transformation and Transition Services, as set forth in “Pricing” Schedule.

A.169                 “Transformation and Transition Project” has the meaning set forth in Section 2.1 of Schedule F-1.

12

A.170                 “Transformation and Transition Project” means the project undertaken by Service Provider to facilitate the transfer of operational responsibility for the Services from Customer and its third party vendors to Service Provider.

A.171                 “Transition Management Office” means the TMO established in accordance with the “Governance and Change Control” Exhibit by Service Provider to manage and execute the Transition and Transformation projects necessary for the commencement of the delivery of Services associated with a Transaction Document.

A.172                 [***]

A.173                 “Transitioned Employees” means all Affected Employees who become Service Provider employees in accordance with the Master Agreement, the “Terms for Affected Employees” Schedule and the “List of Affected Employees” Schedule.

A.174                 [***]

A.175                 [***]

A.176                 [***]

A.177                 “Variable Charges” means, collectively, the ARCs/RRCs and Charges attributable to Chargeable Project Work.

A.178                 “Voicemail Box” has the meaning set forth in the “Network” section of Schedule E-7.

A.179                 “WAN Device” has the meaning set forth in the “Network” section of Schedule E-7.

A.180                 “WARN Act” means the Transitioned Employees for compliance with the Worker Adjustment and Retraining Act of 1988, as amended.

A.181                 “Web App Project” means customer-facing Web application maintenance, application development and content management related activities for the Customer Business Applications relating to the internet or “world-wide web.”

A.182                 [***]

A.183                 [***]

A.184                 [***]

A.185                 “Wireless Access Point” or “WAP” has the meaning set forth in the “Network” section of Schedule E-7.

13

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE B

SERVICES DESCRIPTION

This is Schedule B, Services Description, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

This Schedule B describes the Services applicable to the Transaction Document and defines the responsibilities of the Parties in the execution of these Services.  Service Provider shall perform the Services in accordance with the Agreement including the detailed processes and timetables specified in this Schedule B, in the Service Levels set forth in the “Service Level Agreement” Schedule, and the Procedures Manual.

Schedule B consists of the “Statement of Work” Schedule and the “Customer Business Applications”.

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE B-1

STATEMENT OF WORK

This is Schedule B-1, Statement of Work, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.  Notwithstanding Section 17.10 of the Master Agreement, the titles and headings in the matrices below shall be part of the Agreement.

1.0                               Introduction

This Schedule describes the major functions, tasks and activities related to the provision of information technology (IT) infrastructure and application development and maintenance Services to be provided to Customer by Service Provider, including:

•                  Networking and Telecommunication (including telecomm expense management [***]

•                  Help Desk and Desktop (including deskside support)

•                  Data Center Hosting and Server Management (including remote server management)

•                  Security (including Disaster Recovery Services)

•                  Messaging Services

•                  Application Development, Support and Maintenance

•                  Data Management and Business Intelligence

•                  Franchises Services (for ServiceMaster Clean and Merry Maids, including application development, support and maintenance, quality assurance (QA) of Service Provider Software, implementation assistance, application training, Third Party vendor advocacy, and user support).

Service Provider and Customer have the Responsibilities set forth in the Responsibility Matrix below in connection with the Services described in this Schedule.  Where a Party is to “approve” or “authorize” a matter, it may approve or reject that matter in its discretion.  Approvals and rejections must be in writing.  Where a Party is to “recommend,” “develop,” or “define” a matter, the Party shall provide the product of such effort to the other Party in writing.  Unless otherwise indicated in the Agreement, Service Provider shall provide all Services to all Customer Locations listed on the “Customer Facilities” Schedule.

Unless specified otherwise, the Parties’ obligations shall be consistent with the “Financial Responsibility Matrix” Schedule.  All Service Provider tasks and responsibilities listed in the Responsibility Matrix include the timely creation, updating, maintenance and provisions of all appropriate project plans, project time and cost estimates, technical specifications, management documentation and management reporting in a form and format that is acceptable to Customer.  Where Service Provider is responsible for documentation or documenting a task, Service Provider shall also document in the Procedures Manual all Service Provider recommendations or changes to the Services that are approved by Customer.

1

Service Provider shall manage the provision of the Services consistently with the principles of the IT Infrastructure Library.

This Schedule includes alternative allocations of functions, tasks and activities between Customer and Service Provider which shall become effective as set forth below.

2.0                               Responsibility Matrix

Subject to the detailed descriptions contained in this Schedule, Service Provider and Customer shall be responsible for the tasks with an “X” in the respective columns as set forth in the table below.

[***] [66 pages omitted]

2

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE B-2

CUSTOMER BUSINESS APPLICATIONS

This is Schedule B-2, Customer Business Applications, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

This Schedule B-2 sets forth the Customer Business Applications by Customer business unit.  Service Provider shall maintain all of the Customer Business Applications set forth on this Schedule B-2 and ensure that the Customer Business Applications are available for use by Customer at all times.  The times listed in the table below in the column titled “System Availability Requirements” are referenced in the “Service Level Matrix” Schedule and are used to measure Service Provider’s performance.  [***]

Software designated in the table with a “Y” in the column titled “Under Maintenance” is subject to a third-party maintenance agreement as of the Execution Date.  Service Provider shall provide the Application Development Support and Maintenance Services as described in Section E of the “Statement of Work” Schedule for those Customer Business Applications identified with a “Y” in the column titled “Support by IT.”  Customer may update this Schedule B-2 from time to time to reflect changes in the Customer Business Applications portfolio in accordance with the Change Control Procedures.  [***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] [10 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE C

KEY PERSONNEL PROVISIONS

This is Schedule C, Key Personnel Provisions, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Schedule C consists of the “Knowledge Worker Provisions” Schedule, the “Consolidated Skills List” Schedule, and the “List of Key Personnel” Schedule.

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE C-1

KNOWLEDGE WORKER PROVISIONS

This is Schedule C-1, Knowledge Worker Provisions, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

1.                                      Knowledge Workers

Service Provider shall provide the specified personnel with the specific requirements or skills described in [***], below, in accordance with Section 4.3 of Transaction Document No. 1.

[***] [6 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

[***] [11 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE C-2

LIST OF KEY PERSONNEL

This is Schedule C-2, List of Key Personnel, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

The Service Provider personnel in the table below are Key Personnel under Section 9.2(a) of the Master Agreement.  Service Provider shall provide the Key Personnel beginning on the date indicated in the “Start Date” for the duration indicated in the “Minimum Time Commitment” column.  Service Provider shall locate the Key Personnel in the cities indicated in the “Primary Location” column so that the Key Personnel are readily available for in-person meetings in those cities.

[***].	[***]	[***]	[***]	[***]	[***]	[***]
[***].	[***]	[***]	[***]	[***]	[***]	[***]
[***].	[***]	[***]	[***]	[***]	[***]	[***]
[***].	[***]	[***]	[***]	[***]	[***]	[***]
[***].	[***]	[***]	[***]	[***]	[***]	[***]
[***].	[***]	[***]	[***]	[***]	[***]	[***]
[***].	[***]	[***]	[***]	[***]	[***]	[***]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE D

SERVICE LEVEL AGREEMENT

This is Schedule D, Service Level Agreement, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1,  2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Schedule D consists of the “Service Level Methodology” Schedule, the “Service Level Matrix” Schedule, and the “Critical Services” Schedule.

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE D-1

SERVICE LEVEL METHODOLOGY

This is Schedule D-1, Service Level Methodology, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

1.                                      General Provisions.

(a)                                  General.

(i)                                     The Service Levels measure whether Service Provider is meeting certain agreed, measurable criteria for the Services that Service Provider is contractually committed to provide to Customer.  Service Provider shall monitor, measure, collect, record and report to Customer its performance beginning on each Service Level Commencement Date and thereafter during the Term (including any Termination Assistance Period prior to handover to Customer or Customer’s Successor Service Provider) against all Service Levels then in effect.

(ii)                                  The “Service Level Matrix” Schedule sets forth certain Service Levels against which Service Provider’s performance of the Services shall be measured.  Service Provider shall perform the Services at or above the levels of performance indicated for CPIs, KPIs and GPIs as set forth in this Schedule D-1 and the applicable “Service Level Matrix” Schedule, and if Service Provider fails to do so and is not otherwise excused from such failure, Service Provider shall take the corrective actions and may be subject to the other remedial measures specified in this Schedule D-1 and the Agreement.

(iii)                               Service Provider shall perform the Services that are not subject to expressly defined Service Levels at a level of service that meets or exceeds the greater of [***].

(iv)                              Service Provider shall be responsible for, and have in place as of each applicable Service Level Commencement Date, all of the measuring, monitoring and reporting capabilities necessary for measuring, monitoring and reporting Service Provider’s performance against the Service Levels as described in Section 5 below.

(v)                                 Except as otherwise stated in the applicable “Service Level Matrix” Schedule, all Service Levels shall be measured by Service Provider [***].  Service Provider shall report to Customer its performance against Service Levels upon the Measurement Window frequency specified for each Service Level in the applicable “Service Level Matrix” Schedule.

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(vi)                              For a Compound Service Level, satisfaction of each and every metric, condition, component or element is necessary for the satisfaction of the corresponding Service Level.  Customer may create a Compound Service Level from separate, pre-existing Service Levels.  Where a Compound Service Level is created from a number of separate, pre-existing Service Levels, the Allocation of Pool Percentage for such Compound Service Level shall not exceed [***].

(vii)                           Service Provider will promptly investigate and remediate all failures associated with Service Levels in accordance with Section 8 below.

(viii)                        Service Provider will provide Customer with the performance reporting for the Services as specified in this Schedule D-1, the “Reports” Schedule, and the “Governance and Change Control” Exhibit.

(ix)                                Service Provider will minimize recurrences of all performance-related failures for which it is responsible in accordance with Section 8 below.  Service Provider will also be responsible for reporting to Customer any problems, such as outages, that appear likely to result in a failure to meet any Service Level, within [***] of Service Provider becoming aware of any such problem.

(x)                                   Customer will have the right to receive Service Level Credits and ultimately to terminate the Services notwithstanding any of the aforesaid efforts of Service Provider, if and to the extent such rights accrue in accordance with the Agreement or this Schedule D-1.

(xi)                                Customer and Service Provider will each provide a single point of contact for the prompt resolution of all Service Level Defaults and all failures to provide Services to Customer in accordance with the “Service Level Agreement” Schedule and the Agreement.

(b)                                 Reporting of Performance Measures.

Commencing on the Service Level Commencement Date and continuing throughout the Term, including during any Termination Assistance Period:

(i)                                     Service Provider shall assemble and create the reports described in the “Reports” Schedule and the “Service Level Agreement” Schedule on the performance of the Services, in order to assist in the effective management of the Services and support the improvement of the Service Levels as described herein.

(ii)                                  Service Provider shall provide detailed supporting information for each report to Customer in electronic form suitable for use on a personal computer.  In addition, Service Provider shall make such information available to Customer on-line using commonly available technology.  The raw data and detailed supporting information shall be deemed to be Customer Confidential Information, and Customer may access such information on-line at any time during the Term; provided, that IBM may retain a copy of such data solely for its accounting records, subject to the provisions of Section 11 of the Master Agreement.

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(iii)                               Commencing with the first Service Level Commencement Date, within ten (10) calendar days after the last day of each month during the Term, Service Provider will provide a monthly performance report for CPIs and KPIs that reports various metrics, including:

(A)                              Service Provider’s performance against and calculations with respect to each Service Level during the preceding month;

(B)                                the Performance Trend/Improvement Report; and

(C)                                potential problems of which Service Provider is aware that could reasonably be expected to result in a failure to meet a Service Level and remedial actions including summaries of the reports submitted to Customer in accordance with Service Provider’s obligation to periodically submit Service Level reports and Service Level Credits.

Notwithstanding the above, Service Provider shall only be required to report on GPIs upon the request of Customer, and upon such request, Service Provider shall produce the monthly performance report within ten (10) days.  Service Provider shall only be required to provide within ten (10) Business Days Performance Trend/Improvement Reports on GPIs upon the request of Customer.

(iv)                              If any monthly performance report provided by Service Provider to Customer does not have reasonably sufficient detail and accuracy for Customer to determine whether Service Provider achieved or failed to achieve the Expected Service Level and/or Minimum Service Level for each Service Level in the immediately preceding Measurement Window, then Customer may provide written notice thereof to Service Provider, which notice must contain reasonable detail of the deficiencies in the subject monthly performance report.  If within ten (10) days after receiving such a notice Service Provider fails to deliver to Customer a revised or replacement monthly performance report containing reasonably sufficient detail and accuracy for Customer to determine whether Service Provider achieved or failed to achieve a Service Level in the applicable Measurement Window [***].

2.                                      Service Level Obligations.

(a)                                  Service Level Obligations.

The metrics, measurement standards, and other pertinent features for CPIs, KPIs and GPIs are described in “Service Level Matrix” Schedule.

(b)                                 Commencement of Service Level Obligations.

The Parties agree that Service Provider will begin delivering the Services in accordance with the Service Levels as of each applicable Service Level Commencement Date for a particular Service.  Unless otherwise agreed in writing, Service Provider is not accountable for Service Level performance prior to each applicable Service Level Commencement Date.

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(c)                                  Service Level Defaults, Service Level Termination Event, and Excused Performance.

(i)                                     CPIs, KPIs and GPIs Generally.

The Parties acknowledge and agree that all Service Levels are important to the proper support and operation of Customer’s business.  However, certain of the Service Levels are of particular importance to Customer’s business and are therefore designated as CPIs and KPIs.  Certain of the Service Levels, while important to Customer’s business operations, are less critical to Customer and are designated as GPIs.

(ii)                                  CPI Service Level Defaults.

Service Provider’s performance that results in a Service Level Default with respect to a CPI (to the extent not excused pursuant to paragraph (v), below) shall:

(A)                              entitle Customer to receive a Service Level Credit;

(B)                                be escalated to the Operations Oversight Committee; and

(C)                                result in Service Provider promptly preparing a formal written recovery plan designed to prevent the reoccurrence of such Service Level Default and, once approved by Customer, Service Provider shall promptly implement at Service Provider’s sole cost, such approved plan.

(iii)                               KPI Service Level Defaults.

Service Provider’s performance that results in a Service Level Default with respect to a KPI (to the extent not excused pursuant to paragraph (v), below) shall:

(A)                              be escalated to the Operations Oversight Committee; and

(B)                                result in Service Provider promptly preparing a formal written recovery plan designed to prevent the reoccurrence of such Service Level Default and, once approved by Customer, Service Provider shall promptly implement at Service Provider’s sole cost, such approved plan.

(iv)                              Service Level Termination Events.

A Service Level Termination Event shall be deemed to exist if Service Provider fails to meet the [***] in any Service Level Reporting Period.  [***].  Customer shall have available to it all of the remedies set forth in the Agreement for the occurrence of a Service Level Termination Event.

(v)                                 [***]

(d)                                 [***]

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3.                                      Additions, Modifications, Deletions and Reclassifications of Service Levels.

[***] [4 pages omitted]

4.                                      [***]

(a)                                  [***] Availability and Dates.

[***]

(b)                                 [***] Methodology.

[***]

5.                                      Measuring Tools.

(a)                                  Commencing on each applicable Service Level Commencement Date, Service Provider shall provide, implement, maintain and utilize the necessary measurement and monitoring tools and procedures required to measure and report on Service Provider’s performance of the Services against the applicable Service Levels.  Service Provider’s measurement and monitoring of Service Level performance shall permit reporting at a level of detail reasonably sufficient to permit Customer to verify compliance with the Service Levels, and shall be subject to audit by Customer pursuant to the Agreement.  Service Provider shall provide Customer with information about and access to such procedures upon request for purposes of verification.

(b)                                 Notwithstanding the foregoing, any new tools required for new Service Levels added after the Execution Date shall be identified in the Change Order or other documentation approving such new Service Level.  In connection therewith, Service Provider shall be obligated to propose a commercially reasonable measuring tool or methodology for a Service Level, and if it fails to do so, such tool or methodology shall be determined using the dispute resolution procedure set forth in the Agreement.

(c)                                  If, after the Execution Date or the implementation of tools for new Service Levels or the tools Service Provider is required to implement pursuant to Section 5(a) above for existing Service Levels, one Party desires to use a different measuring tool or methodology for a Service Level, such Party shall request such change through the Change Control Procedures.  If the other Party approves the new measuring tool or methodology, the Parties will reasonably adjust the Service Level measurements to account for any increased or decreased sensitivity in the new measuring tools, provided that if the Parties cannot agree on the required adjustment, either Party may escalate the matter in accordance with the governance procedures set forth in the “Governance and Change Control” Exhibit, and if the dispute is not resolved thereby, the matter shall be resolved in accordance with the Dispute Resolution Procedures.  It is not anticipated that changes in the measuring tools or methodologies will drive changes in Service Levels; rather, the need to collect and accurately reflect the performance data should drive the development or change in measuring tools or methodologies.

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6.                                      Service Level Credits [***].

(a)                                  Service Level Credit Calculation.

Subject to Section 6(f) below, for each CPI Expected Service Level Default or Minimum Service Level Default, Service Provider shall accrue to Customer a Service Level Credit that will be computed in accordance with the following formula:

Performance Credit = A × B

Where A is the At Risk Amount; and

Where B is the Allocation of Pool Percentage for the applicable CPI.

For example only, assume that Service Provider fails to meet the Minimum Service Level for a CPI, the At Risk Amount is [***] of the [***], and the [***] for the month in which the Service Level Default occurred were $[***].  Additionally, assume that the Allocation of Pool Percentage for such CPI is [***]%.  The Performance Credit due to Customer for such Service Level Default would be computed as follows:

A (the At Risk Amount) is $[***] ($[***] × [***]%);

Multiplied by B (the Allocation of Pool Percentage for such CPI), which is [***];

Yields a Performance Credit = $[***]

(b)                                 Multiple Defaults.

[***]

(c)                                  Notice of Service Level Credits.

Service Provider shall notify Customer in writing if Customer becomes entitled to a Service Level Credit, which notice shall be provided monthly and shall describe the Service Level Default for the month that is the subject of the monthly CPI report.

(d)                                 [***]

(e)                                  Reconciliation of Service Level Credits [***].

Upon occurrence of the events giving rise to a Service Level Credit, Service Provider shall owe a debt to Customer for the applicable Service Level Credit amount.  [***].  Service Provider shall credit to Customer against the next monthly invoice:

(A)                              all accrued Service Level Credits [***], and

(B)                                all accrued Service Level Credits [***].

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If there will be no further invoices, Service Provider will pay the amount of such Service Level Credits to Customer within thirty (30) calendar days.  [***]

(f)                                    Cumulative Remedies and Waivers.

The exercise by Customer of its rights under this Schedule D-1, including the right to receive Service Level Credits [***], shall be without prejudice to its other rights or remedies under the Agreement or at law or equity, including Customer’s right to claim and collect damages and Customer’s right to terminate the Agreement in whole or in part in accordance with the Agreement.  [***]

(g)                                 No Liquidated Damages.

Service Level Credits shall not constitute liquidated damages for the corresponding failure to perform, and Customer shall be free to pursue any and all remedies available under the Agreement with respect thereto, provided, that any such credits actually paid by Service Provider to Customer shall be offset against any damages awarded to Customer for claims arising from the corresponding failure to perform.

7.                                      Annual Review.

Within twelve (12) months after each applicable Service Level Commencement Date, and at least annually thereafter (after all initial Service Level Commencement Dates have passed, the Parties shall agree to synchronize to a single date for future use), or at either Party’s request, Service Provider and Customer will review the Service Levels and any proposed adjustments to them as appropriate pursuant to the Change Control Procedures to reflect any improved performance capabilities associated with advances in the technology and methods used to perform the Services or material changes in volumes and metrics used to determine the Service Levels.  The Parties will also review any other considerations relating to the Service Levels raised by either Party.  As part of this review process, the Parties may jointly:  (a) determine and agree on the addition and/or removal of Service Levels, (b) revise the categorization of Service Levels, and (c) revise the results of the automatic continuous improvement adjustment developed for a particular Service Level pursuant to Section 4 above or improve a particular Service Level not subject to the automatic continuous improvement adjustments of Section 4 above.

8.                                      Investigation and Correction.

[***]

Service Provider shall promptly investigate and correct each failure to meet the Service Levels (whether or not such failure constitutes a Service Level Default) by:

(a)                                  [***]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE D-2

SERVICE LEVEL MATRIX

This is Schedule D-2, Service Level Matrix, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

[***] [19 pages omitted]

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE D-3

CRITICAL SERVICES

This is Schedule D-3, Critical Services, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

[***] [1 page omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE E

CHARGES

1.                                      GENERAL

This is Schedule E, Charges, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

2.                                      ATTACHMENTS

The following attached Schedules are incorporated by reference herein:

2.1.                        Schedule E-1:   Pricing Methodology

2.2.                        Schedule E-2:   Critical Transition Milestone Payment and Credit Schedule

2.3.                        Schedule E-3:   Pricing Table

2.4.                        Schedule E-4:   [Reserved]

2.5.                        Schedule E-5:   [Reserved]

2.6.                        Schedule E-6:   Project Rates

2.7.                        Schedule E-7:   Resource Unit Definitions

2.8.                        Schedule E-8:   Financial Responsibilities Matrix

2.9.                        Schedule E-9:   Termination Fees

2.10.                 Schedule E-10:  Form of Invoice

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE E-1

PRICING METHODOLOGY

This is Schedule E-1, Pricing Methodology, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

1.                                      OVERVIEW

1.1.                        General

This Schedule E-1 describes the methodology for calculating all of the Charges as set forth in the other attachments to Schedule E.  In addition, this Schedule E-1 describes the methodology for measuring and tracking the resources provided by Service Provider and consumed by Customer for the purpose of calculating the Variable Charges.  All Charges described in this Schedule E-1 are stated in U.S. Dollars and are to be invoiced in U.S. Dollars [***].  If there is any Dispute about the interpretation of this Schedule E-1 or any of the other attachments to Schedule E (that are not clarified in the Master Agreement, Transaction Document No. 1 or other Exhibits or Schedules to the Master Agreement or Transaction Document No. 1) at any time, the Parties agree to use the pricing rules set forth in Section 1.3, below, as a basis for settling the Dispute and that any ambiguity shall be interpreted and construed in accordance with such rules.

The Charges described in Schedule E and its attachments fully compensate Service Provider for providing the Services (as a whole) and for all of the resources and materials used to provide the Services.  If the Services are changed pursuant to the Change Control Procedures, the Charges herein will be adjusted only to the extent specifically stated in a signed Change Order agreed upon pursuant to the Change Control Procedures.  Customer shall not be responsible for the payment (whether to Service Provider or any other service provider) of any Charges, fees or other amounts not expressly described or referenced in Schedule E and its attachments, or in any Change Order executed in accordance with the Change Control Procedures, in connection with the Services.  In determining the Charges, Service Provider has taken into account all of its capital, operational, one-time start-up and all other incidental costs of providing all of the Services and the Charges represent Service Provider’s sole method of recovering such costs.

1.2.                        Reporting

Service Provider shall supply Customer with copies of the Reports and, where available, electronic files that provide a detailed, auditable record of the resource usage for each Resource Unit (and any other measurement of usage of the Services provided in this Schedule E-1 or otherwise in the Agreement) on a monthly basis, as described in Section 3.9 of the Master Agreement, Section 6.2 of this Schedule and the “Reports” Schedule.  Notwithstanding that

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reports will be provided to Customer on a monthly basis, Service Provider agrees that there may be portions of the reports where data is calculated and provided based on weekly activity.  This information shall be provided to Customer with each invoice that Service Provider submits to Customer.

1.3.                        Pricing Rules and Default

The Charges are calculated or governed by specific Charge Mechanics.  The Charge Mechanics are set forth in this Schedule E-1, the other attachments to Schedule E or elsewhere in the Master Agreement.  If no Charge Mechanic is provided for a Service, except any New Services or Additional Services, then such Service is provided in consideration of the Base Charges.

2.                                      BASE CHARGES

2.1.                        Service Towers

The Base Charges, as set forth in this Article 2, are listed for the Resource Baselines for each Tower for each month of each Contract Year as set forth in Schedule E-3.

2.2.                        Calculation and Payment of Base Charges

Service Provider shall invoice Customer as set forth in Section 6 below.  The Base Charges set forth in Schedule E-3, shall be prorated for any initial partial month (e.g., if the applicable Commencement Date is mid-month) and final partial month of the Term, as necessary.

2.3.                        ARCs/RRCs

Customer shall pay, in addition to the Base Charges, any applicable ARCs calculated in accordance with Section 2.4 below, and shall receive a credit for any RRCs calculated in accordance with Section 2.4 below.  The ARCs and RRCs will be included in the Variable Charges invoice as set forth in Section 6 of this Schedule E-1.  Each ARC and RRC shall be listed as a separate line item on each such monthly invoice, and Service Provider shall include on or with each such invoice detail sufficient to enable Customer to validate the correct calculation and application of the ARCs and RRCs.

2.4.                        Calculation of ARCs/RRCs

(a)                                  General.  As of the Effective Date, the Resource Units, Resource Baselines, [***], ARC/RRC Rates and ARC/RRC Measurement Periods for each of the Towers are as set forth in Schedules E-3 and E-7, as applicable.  The Resource Baselines are monthly amounts for Resource Units that are measured on a monthly basis, unless otherwise agreed.

(b)                                 Calculation.  Within ten (10) Business Days following the end of each applicable ARC/RRC Measurement Period, Service Provider shall calculate and provide to Customer the ARCs and RRCs invoice applicable to such ARC/RRC Measurement Period ([***], as applicable, for each of the Resource Units as specified in Schedule E-3) in accordance with the following formulas:

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(i)                                     ARC Measurement

(A)      If the actual Resource Unit consumption is equal to or less than the ARC Point, then there will be no ARC.

(B)        If the actual Resource Unit consumption is greater than the ARC Point, then the ARC calculation will be:

ARC = (Actual Resource Unit consumption — ARC Point) × applicable ARC/RRC Rate.

(C)        For example, if

[***]

Then:

[***]

(ii)                                  RRC Measurement

(A)      If the actual Resource Unit consumption is equal to or greater than the RRC Point, then there will be no RRC.

(B)        If the actual Resource Unit consumption is less than the RRC Point, then the RRC calculation will be:

RRC = (RRC Point — actual Resource Unit consumption) × applicable ARC/RRC Rate.

(C)        For example, if

[***]

Then:

[***]

2.5.                        ARCs/RRCs Forecast

Upon Customer’s reasonable request, Service Provider shall provide reasonable forecast estimates of Customer’s consumption of Resource Units and applicable forecasted ARC/RRC impacts.

2.6.                        [***]

3.                                      PRICE VARIABILITY

3.1.                        Organic Growth and Shrinkage

(a)                                  If at a “trigger date,” which is the end of either of the following periods: [***], the Resource Unit volume for a Resource Baseline is, in the aggregate, either [***] above

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or [***] below the Resource Baseline for such Resource Unit, and such volume change is anticipated to be sustained over the next [***] and not associated with a one-time event or a seasonal cycle, then upon Customer’s request and within a reasonable time after the trigger date not to exceed [***], the Parties shall negotiate in good faith and agree upon equitable adjustments to the Resource Baseline, and the resulting Base Charge for such Resource Baseline and ARC and RRC Rates, to reflect the volume change anticipated by Customer to continue, applying the methodology described in paragraph (c) below.

(b)                                 Upon successful completion of the renegotiations, the ARCs and RRCs will be calculated using the adjusted Resource Baselines, Base Charges and ARC and RRC Rates and applied retroactively beginning with the first month immediately following the trigger date.

(c)                                  In the event that Resource Baselines are to be reset under the terms of this Section 3.1, the following methodology will be used: the fixed costs contained within the total Charges for the applicable Resource Units will be analyzed to determine the level of fixed costs that reasonably could be shed or must be added for Service Provider to provide the revised volumes.  Once the new fixed cost is determined, the remaining variable portion will be applied against the revised Resource Baselines to calculate the adjusted Base Charge and ARC/RRC rates, consistent with the existing Base Charge and ARC/RRC rates.  Nothing in this Section 3.1 relieves Service Provider of its obligation to provide the Services associated with a Resource Baseline during the negotiation of an equitable adjustment to the Base Charges associated with such Resource Baseline in accordance with this section.

3.2.                        Growth by Acquisition

If, a Customer Acquisition results in an increase in Resource Unit consumption of [***] or more, Service Provider will review the Charges for the Services with a view to providing an equitable adjustment in accordance with Section 3.1(c) above as a result of such Customer Acquisition.

3.3.                        [***]

4.                                      PROJECT CHARGES

4.1.                        Transformation and Transition Charges

(a)                                  The Transformation and Transition Charges fully compensate Service Provider for performance of all Transformation and Transition activities set forth in the “Transition and Transformation Plan” Schedule, including Service Provider’s travel and living expenses associated with such Transformation and Transition activities.

(b)                                 Service Provider shall invoice the Transformation and Transition Charges in the amounts and at the times set forth in Schedule E-2, subject to any Acceptance Criteria as described in the “Transition and Transformation Critical Milestones” Schedule.

4.2.                        Re-Solution Charges

(a)                                  The Charges fully compensate Service Provider for performance of all of the activities set forth in the “Re-Solution Milestones” Schedule, including Service Provider’s

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travel and living expenses associated with such activities except as otherwise specified in Schedule E-8.

(b)                                 Service Provider shall invoice the Charges labeled as “Asset Management” in Schedule E-3 on a percent completion for each milestone accepted by Customer as specified for Re-Solution Milestone No. 18 [***] in the “Re-Solution Milestones” Schedule.  This paragraph (b) applies only to Re-Solution Milestone No. 18 [***].

4.3.                        Chargeable Project Work

(a)                                  Permitted Chargeable Project Work.  Only Services associated with the following projects, as reviewed and approved by Customer and evidenced by a signed Project Work Order, shall be invoiced to Customer:

(i)                                     Application Development Projects: Application Development Projects are charged via the Base Charges and are subject to the ARCs/RRCs methodology specified in Section 2.3.  Further details on the Charge Mechanics for the Application Development Resource Unit are specified in Schedule E-7.

(ii)                                  Infrastructure Projects: Infrastructure Projects are charged via the Base Charges and are subject to the ARCs/RRCs methodology specified in Section 2.3.  Further details on the Charge Mechanics for the Infrastructure Projects Resource Unit are specified in Schedule E-7.

(iii)                               [***]:  The [***] (as described in Schedule C-1) is charged at the Project Rates.  Further details on the Charge Mechanics for [***] are specified in Schedule E-7.

(iv)                              [***]:  Each member of the [***] (as described in Schedule C-1) is charged at the Blended Hourly Rate.  Further details on the Charge Mechanics for the [***]are specified in Schedule E-7.

(v)                                 Consulting and Non-IT Projects:  Consulting and Non-IT Projects are charged as specified in paragraph (c) below.  To the extent there is an information technology component to these Consulting and Non-IT Projects, such information technology-specific activities in the Project shall be chargeable using the applicable Application Development or Infrastructure Projects Resource Units as specified in (i) and (ii) above.

(b)                                 Project Work Charge Mechanics and Rates.  The Charges for Projects may be structured as either fixed-charges or not-to-exceed-charges, or in accordance with another economic model designated in the applicable mutually agreed Project Work Order.  For Application Development and Infrastructure Projects the Charge Mechanics specified in Section 4.3(a)(i) and (ii) apply; for the [***] the Charge Mechanics specified in Section

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4.3(a)(iii) and (iv) apply.  For Consulting and Non-IT Projects the charges will be calculated using the Project Rates in Schedule E-6.  [***]

5.                                      PASS-THROUGH CHARGES

[***] Any Pass-Through Charges to be added after the Execution Date must be added through the Change Control Procedures.

With each Service Provider invoice containing Pass-Through Charges, Service Provider shall provide to Customer accurate copies of all such Third Party invoices for Pass-Through Charges.

Service Provider shall transfer to Customer all rebates, credits, and other monetary benefits arising out of the Pass-Through Charges.  If any such rebates, credits, or other monetary benefits are attributable to similar expenses incurred by Service Provider for multiple customers, then the portion of such rebates, credits, or other monetary benefits payable to Customer shall be pro-rated to reflect the volume of applicable Pass-Through Charges attributable to Customer relative to the volumes of such similar expenses attributable to other Service Provider customers.

6.                                      INVOICE FORMAT AND PROCESS

6.1.                        Sections 4.4(a) through (c) of Master Agreement Superseded

Sections 4.4(a) through (c) of the Master Agreement do not apply to Transaction Document No. 1 and are superseded by this Section 6.

6.2.                        Invoice Format

Each invoice provided by Service Provider to Customer shall conform with the format and invoice specifications set forth in Schedule E-10 to Transaction Document No. 1.  Such invoices shall be delivered in both hard copy and electronic format, and shall be accompanied by supporting information, in a format mutually agreed between the Parties, sufficient for Customer to verify the total Charges due.  Customer requires central delivery of a single monthly management report, in hard copy form and electronic form open to analysis (e.g., Excel spreadsheets), that consolidates all invoice information as well as separate detail to support each separate invoice and any additional reporting described in “Reports” Schedule.

6.3.                        Invoice Errors

Service Provider must promptly advise Customer of any incorrect calculation in Service Provider’s favor (e.g., any Resource Units which were incorrectly included in its calculation of the Charges) and provide Customer with a credit reversing the effect of the error, promptly, regardless of when it is discovered.  Equally, if Customer discovers any such errors, upon receipt of appropriate documentation of such error, Service Provider must provide a credit to reverse the effect of the error.

6.4.                        Accrual Support

Customer may require from time to time support and information from Service Provider regarding accrual of liabilities in respect of the Services, often in connection with unbilled

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Charges for Services provided by Service Provider.  Service Provider agrees to promptly provide Customer with such accrual support and information.

6.5.                        Timing of Invoices and Due Dates

(a)                                  [***]

(b)                                 [***]

(c)                                  Invoicing and Payment of Variable Charges.  All amounts, other than Disputed Charges, due to Service Provider and set forth on a Variable Charges invoice delivered in accordance with this Schedule E-1 shall be due and payable within [***] of Customer’s receipt of such invoice.

(d)                                 Pass-Through Charges.  Service Provider will use commercially reasonable diligent efforts to (i) identify and obtain invoices for Pass-Through Charges, if any, that a Third Party Provider does not provide to Service Provider in a timely manner, and (ii) include all Pass-Through Charges incurred in the month corresponding to each invoice in the applicable Variable Charges invoice(s).  Service Provider shall report each month to Customer on the status of late Third Party Provider invoices and Service Provider’s efforts to obtain them.  [***].  Service Provider shall not invoice Customer, and Customer will not be obligated to pay, any Pass-Through Charges that are not properly invoiced within [***] after the end of the month to which such Charges correspond.

(d)                                 Payment by Wire Transfer.  Customer’s payment of any Service Provider invoice may be made by wire transfer to an account designated by Service Provider.

(e)                                  [***]

7.                                      FINANCIAL RESPONSIBILITIES MATRIX

Except as otherwise set forth in the Master Agreement, Schedule E-8 outlines both Customer’s and Service Provider’s financial responsibilities regarding the resources used to provide the Services.  [***]

8.                                      TERMINATION CHARGES

Schedule E-9 sets forth the Termination Charges, if any, that correspond to specific scenarios through which the Master Agreement may be terminated by Customer or Service Provider prior to its expiration date.  [***].[***].  The Termination Charges are specified on a monthly basis.  [***]

9.                                     RETAINED EXPENSES

Service Provider will work with Customer in seeking ways to reduce and minimize retained expenses.  For Customer’s Third Party agreements related to the Services, Service Provider agrees to work with the vendors associated with such agreements in a manner consistent with Customer’s service delivery model and practices in place prior the Original Effective Date.  Service Provider agrees not to materially deviate from the aforementioned service delivery

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model and practices in a manner that results in an increase in the retained expenses of the Customer Group associated with those agreements.  For example, Service Provider will not dispatch or route work to vendors that would not have otherwise been dispatched or routed to those vendors by Customer prior to the Original Effective Date.

10.                               DISASTER RECOVERY [***]

[***]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE E-2

CRITICAL TRANSITION MILESTONE PAYMENTS AND CREDITS

This is Schedule E-2, Critical Transition Milestone Payments and Credits, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

The payments and credits associated with Transition are set forth in Schedule F-3.

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE E-3

PRICING TABLES

This is Schedule E-3, Pricing Tables, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Schedule E-3 begins on the next page.

[***] [41 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE E-6

PROJECT RATES

This is Schedule E-6, Project Rates, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Schedule E-6 begins on the next page.

[***] [3 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE E-7
RESOURCE UNIT DEFINITIONS

This is Schedule E-7, Resource Unit Definitions, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.

I.              INTRODUCTION

This Schedule E-7 describes the measures of Resource Unit utilization and the tracking of such utilization for the Services.  Not all types of hardware and equipment are represented with a Resource Unit; however, Support for all Customer IT hardware and equipment is included in the Services as set forth in the “Statement of Work” Schedule and Service Provider is fully compensated for such Support via the Charges as set forth in the “Charges” Schedule to Transaction Document No. 1.

II.            DEFINITIONS

Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

III.           RESOURCE BASELINES

The Resource Baselines for each month of the Term are set forth in Schedule E-3 to Transaction Document No. 1.

[***] [21 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE E-8

FINANCIAL RESPONSIBILITY MATRIX

This is Schedule E-8, Financial Responsibility Matrix, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Schedule E-8 begins on the next page.

[***] [18 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE E-9

TERMINATION FEES

This is Schedule E-9, Termination Fees, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Schedule E-9 begins on the next page.

[***] [8 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE E-10
FORM OF INVOICE

1.                                      GENERAL

This is Schedule E-10, Form of Invoice, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

2.                                      MINIMUM REQUIREMENTS

Service Provider shall provide invoices to Customer for the Charges in accordance with the Agreement and this Schedule E-10.  Service Provider’s invoices to Customer must conform to the form and format that satisfies Customer’s billing and accounting obligations to other Customer business units and Customer’s direct billing obligations or approved allocation methods, as provided to Service Provider from Customer.  Service Provider will submit a single summary invoice for payment purposes with the Charges further summarized by [***].  The Parties will work together to revise invoicing procedures and invoice content as appropriate to minimize Taxes or administrative costs and to comply with Laws.  Customer may, from time to time, modify the requirements specified in this Schedule E-10, which modifications will be implemented in accordance with the Change Control Procedures, to the extent such requests are reasonable and technically feasible.

3.                                      SUPPORTING DOCUMENTATION

Service Provider shall submit with each invoice detailed documentation sufficient to support the Charges on the invoice.  At a minimum, Service Provider’s invoice and supporting documentation must [***].

4.                                      ALLOCATION GUIDELINES

Within ninety (90) days of the Execution Date, Customer shall provide Service Provider the necessary details, including any formulaic allocation models, to enable Service Provider to invoice the Charges to various Customer business units as requested by Customer.

5.                                      SAMPLE INVOICE

The following samples illustrate Service Provider’s standard invoice format.

[***] [2 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE F

TRANSITION AND TRANSFORMATION PLAN

This is Schedule F, Transition and Transformation Plan, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to Transaction Document No. 1.

Schedule F consists of the “Transformation and Transition” Schedule, the “High Level Transition and Transformation Plan” Schedule, the “Transition and Transformation Critical Milestones” Schedule, and the “Re-Solution Milestones” Schedule.

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE F-1
TRANSFORMATION AND TRANSITION

This is Schedule F-1, Transformation and Transition, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.

1.                                      INTRODUCTION

1.1                                                         Objective

This Schedule F-1 sets out the Parties’ responsibilities for:

(i) commencing with the Original Effective Date, the Transformation and Transition and the initial migration of the Services from Customer and its third party vendors to Service Provider, and

(ii) commencing with the Execution Date, the re-solutioning of the Services.

1.2                                                         Original Transformation and Transition Plan

Service Provider has performed or will perform the Transformation and Transition activities attributable to Service Provider and set out principally in Sections 2 through 6 of this Schedule F-1 (including without limitation the activities set out in Schedule F-2, the “High Level Transition and Transformation Plan,” and Schedule F-3, the “Critical Transition and Transformation Milestones,” and take primary responsibility for the coordination of the activities of both Parties as is necessary to ensure that operational responsibility for the Services is successfully transitioned to Service Provider or transformed on schedule (as such schedule may be revised pursuant to the Re-Solution Plan) and minimizing disruption to the Customer’s business.

1.3                                                         Re-Solution Plan

Service Provider shall perform the re-solutioning activities with respect to the Services attributable to Service Provider and set out principally in Section 7 of this Schedule F-1 and in Schedule F-5, “Re-Solution Milestones,” and take primary responsibility for the coordination of the activities of both Parties as is necessary to ensure that the Services are successfully re-solutioned or transitioned to Successor Service Providers, if any, or Customer on schedule and minimizing disruption to the Customer’s business.

1.4                                                         Definitions

Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to Transaction Document No. 1.

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2.             ORIGINAL TRANSITION AND TRANSFORMATION PROJECT OVERVIEW & OBJECTIVES

2.1                                                         Overview

Following the Original Effective Date, Service Provider undertook the Transformation and Transition Project to facilitate the transfer of operational responsibility for the Services from Customer and its third party vendors to Service Provider.

2.2                                                         Objectives

The primary objectives of the Transformation and Transition Project are:

[***]

3.             ORIGINAL TRANSITION AND TRANSFORMATION PLAN

3.1                                                         High Level Transformation and Transition Plan

An initial high level project plan for the Transformation and Transition Project prepared by Service Provider and approved by Customer as of the Original Effective Date is set forth in the “High Level Transformation and Transition Plan” Schedule.

3.2                                                         Detailed Transformation and Transition Plan

[***]

4.             ORIGINAL TRANSITION AND TRANSFORMATION PLAN

4.1                                                         Transformation and Transition Charges

[***]

4.2                                                         Critical Transformation and Transition Milestones

(a)                                  The Critical Transformation and Transition Milestones for the Transformation and Transition Project and the due date for each such Critical Transformation and Transition Milestone are set out in the table in Schedule F-3, except to the extent that such milestones have been modified and such due dates extended with respect to certain Transformation activities as set forth in Schedule F-5.  Due dates assume timely performance by Customer of its responsibilities in the Transformation and Transition Plan (or the Re-Solution Plan, as applicable), including transition of regions (as applicable) to Service Provider’s responsibility.

(b)                                 [***]

(c)                                  [***]

4.3                                                         Failure to Achieve Critical Transformation and Transition Milestones

[***]

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4.4                                                         Critical Transformation and Transition Milestone Credits

[***]

5.             RE-SOLUTION PLAN

5.1                                                         Overview

As of the Execution Date, Service Provider has undertaken the Re-Solution Project to restructure certain Services and transition other Services to Successor Service Providers, if any, or Customer.

5.2                                                         Objectives

The primary objectives of the Re-Solution Project are:

(a)                                  [***]

5.3                                                         Re-Solution Milestones

(a)                                  The Re-Solution Milestones for the Re-Solution Project and the due date for each such Re-Solution Milestone are set out in the table in Schedule F-5.  Due dates assume timely performance by Customer of its responsibilities in the Re-Solution Plan.

(b)                                 [***]

5.4                                                         Failure to Achieve Re-Solution Milestones

[***]

6.             ACCEPTANCE CRITERIA

(a)                                  In respect of each Deliverable required to be delivered by Service Provider as part of the Transformation and Transition Project or the Re-Solution Project as specified in the Detailed Transformation and Transition Plan or the Detailed Re-Solution Plan, as applicable, the Parties shall include the Acceptance Criteria reflecting the requirements of Section 5.1(b) below within the applicable plan.  After Customer’s initial approval of the Acceptance Criteria as part of the applicable plan, any subsequent changes to the Acceptance Criteria, and subsequent dependencies or timing issues, shall be agreed between the Parties in accordance with the Change Control Procedures.

(b)                                 The Acceptance Criteria will, where appropriate, include the testing procedures and criteria for testing whether or not the Deliverable in question meets the relevant requirements (as set out in this Schedule F or otherwise agreed between the Parties), including:

(i)            details of the criteria to be met and the results which must be produced if the Deliverable is to be considered to have met the Acceptance Criteria; and

(ii)           the identity of the Party who shall undertake the acceptance tests.

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7.             REPORTING

Until the Transformation and Transition Project and the Re-Solution Project are completed, Service Provider shall provide a [***] report to Customer and attend meetings/conference calls with Customer to discuss the same, including:

[***]

8.             CHANGES

8.1                                                         Customer Requested Changes

Upon written notice from Customer specifying that Customer desires Service Provider to delay suspend, extend or modify the timing of Transformation and Transition Project or Re-Solution Project activities, Service Provider will accommodate such request for the requested period of time not to exceed [***] unless mutually agreed by the Parties.  The completion dates for the Critical Transformation and Transition Milestones, the Re-Solution Milestones and other date specific activities set out in the High Level Transformation and Transition Plan and the Detailed Transformation and Transition Plan shall be extended on a day-for-day basis, or such other duration as agreed between the Parties, equal to the length of the Transformation and Transition Project or Re-Solution Project schedule extension, suspension or modification requested by Customer, not to exceed [***] unless mutually agreed by the Parties.

8.2                                                         Financial Impacts

[***]

9.             PROGRAM MANAGEMENT

9.1                                                         Service Teams

The Parties will form functional service area teams of SMEs from Customer and Service Provider relevant to the areas covered by the remaining areas of the Transformation and Transition Project and the Re-Solution Project.  The teams will be led by a Process Leader and supported by a Process Owner for each area.  The Process Leaders are responsible, with reasonable cooperation from the Process Owners, for planning the Transformation and Transition of the Services for which they are responsible according to the applicable plan and timeline.

9.2                                                         Key Transformation and Transition Plan Deliverables

[***]

9.3                                                         Program Wide Change Management

Customer and Service Provider shall be jointly responsible for developing an integrated change management program for Customer’s internal change management process that incorporates other related Customer initiatives. Service Provider shall participate on Customer’s teams and workgroups and at Customer’s direction develop relevant materials and communications, provide counsel on strategy and facilitate the alignment of Transformation and Transition and re-solution activities in support of the change management program, in accordance with the Transformation and Transition Plan and the Re-Solution Plan.

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE F-2

HIGH LEVEL TRANSITION AND TRANSFORMATION PLAN

This is Schedule F-2, High Level Transition and Transformation Plan, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Schedule F-2 begins on the next page.

[***] [35 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE F-3

TRANSITION AND TRANSFORMATION CRITICAL MILESTONES

This is Schedule F-3, Transition and Transformation Critical Milestones, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Schedule F-3 begins on the next page.

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Customer will accept each Transition and Transformation Milestone when Service Provider meets the Acceptance Criteria for such Transition and Transformation Milestone.  Acceptance Criteria will be developed in additional detail and agreed to during the development of the Detailed Transition and Transformation Plan.  For this Schedule F-3 only, “ED” means December 11, 2008.

[***] [12 pages omitted]

Customer Responsibilities Mapping

The following tables provide a definitive list of Customer responsibilities for start up, transition, and transformation.  These will be included in the Detailed Transformation and Transition Plan.

[***]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE F-5
RE-SOLUTION MILESTONES

This is Schedule F-5, Re-Solution Milestones, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.

Service Provider shall perform the tasks necessary to deliver the Deliverables and demonstrate the Acceptance Criteria have been satisfied for each of the Re-Solution Milestones, including those set forth in the table below or in the project plans attached to this Schedule F-5 (the “Re-Solution Project Plans”), not later than the Re-Solution Milestone Due Date indicated; provided that [***]

Each Re-Solution Milestone will be subject to the provisions set forth in [***].  For this Schedule F-5 only, “ED” refers to November 23, 2010.  As part of each Re-Solution Milestone, Service Provider must define and document all process additions or modifications in either an existing or new PIM and such PIM updates must be approved by Customer using the Customer-defined PIM approval process.  Service Provider will provide Customer with weekly updates as to the status of each open Re-Solution Milestone through the Service Provider Transition Coordinator.

[***] [16 pages omitted]

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Schedule F-5-1 through Schedule F-5-8

[***] [34 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE G

CUSTOMER SOFTWARE

This is Schedule G, Customer Software, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Amended and Restated Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to Transaction Document No. 1.

This Schedule G sets forth the Customer Software to be used by Service Provider in the provision of the Services under Section 10.1 of the Master Agreement.  The Parties shall update this Schedule G within thirty (30) days after the last Commencement Date to correct any errors in the table below and to update any information listed as “to be provided” in accordance with the Change Control Procedures.  From time to time during the Term, but not less than annually, Service Provider shall update this Schedule G to reflect the actual Customer Software products and number of licenses/seats required by Service Provider to provide the Services.

Where a number of licenses is specified in the column labeled “Number of Licenses/Seats,” the number represents the quantity of software licenses that Customer will provide to Service Provider.  If additional software licenses are needed by Service Provider, the cost of such additional licenses will be borne by the Party indicated in the “Growth” column of the “Software Schedule” of the “Financial Responsibility Matrix” Schedule.  All other costs associated with the Customer Software are specified in the “Financial Responsibility Matrix” Schedule.

[***] [16 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE H

SERVICE PROVIDER SOFTWARE

This is Schedule H, Service Provider Software, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Pursuant to Section 10.2 of the Master Agreement, the table below sets forth the Service Provider Software to be used by Service Provider in the provision of the Services.  Service Provider shall provide Customer with the cooperation, information and access reasonably necessary for Customer to evaluate any additional Service Provider Software added in compliance with Section 10.2 of the Master Agreement.  Upon request, and except for the software set forth in the “Commercially Unavailable Tools” Schedule, Service Provider will provide to Customer a listing of all Service Provider Software by name, Version, Maintenance Release and as applicable, patch level promoted into production, and the Equipment on which such Service Provider Software is installed and the physical location of such Equipment.

[***] [5 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE J

REPORTS

This is Schedule J, Reports, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

This Schedule J and the attached Schedule J-1 set forth the Reports which Service Provider shall provide to Customer in accordance with Section 3.9 of the Master Agreement.  As of the Commencement Date, Service Provider shall provide all operational reports relevant to the management of the Services, which were provided by the portion of Customer’s organization responsible for the functions comprising the Services prior to the Commencement Date, all performance reports specified in the “Service Level Agreement” Schedule, and such other reports as needed as Customer may request from time to time.

Service Provider shall provide its “standard” reports as set forth in Schedule J-1 and the additional reports identified in the table below.  Unless specified otherwise by Customer, the default date by which Service Provider shall start delivering such reports is: (1) for Reports with respect to Service Level performance, the applicable Service Level Commencement Date specified in the “Service Level Agreement” Schedule and (2) for Reports with respect to other matters, not later than [***] days after Service Provider assumes responsibility for performing the related task, activity, function or responsibility.  Service Provider shall prepare and deliver the Reports as part of the Services [***].  Service Provider shall be responsible for performing all tasks necessary to create and deliver the Reports.

For those reports specified as “Part of the TEM Solution” in the table below, Service Provider’s obligation to provide such reports will end upon acceptance by Customer of Re-Solution Milestone Nos. 26 - 29 and 31 (TEM Wireless De-scope of TEM) set forth in Schedule F-5.  Until such acceptance, Service Provider shall continue to provide TEM-related reports that Service Provider provided to Customer as of the Execution Date.

[***] [9 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE J-1

STANDARD REPORTS

IBM Standard Reports

[***] [11 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE K

LIST OF APPROVED BENCHMARKERS

This is Schedule K, List of Approved Benchmarkers, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

This Schedule K sets forth the Benchmarkers that Customer may engage in accordance with Section 4.5 of the Master Agreement.  The Parties shall review this list annually and this Schedule K may be updated as agreed in writing by the Parties.

[***].

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE L

TECHNICAL ARCHITECTURE AND PRODUCT STANDARDS

This is Schedule L, Technical Architecture and Product Standards, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

[***].

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE M

DISASTER RECOVERY REQUIREMENTS

This is Schedule M, Disaster Recovery Requirements, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Schedule M consists of:

M-1	Disaster Recovery Requirements - General
M-1-a	Disaster Declaration Event Fee
M-1-b	Common BCRS Shared Services
M-2-a	Terminex [***] Specs
M-2-b	Terminex [***] Services
M-2-c	Terminex [***]
M-3	Terminex [***] Specs
M-4-a	AHS Specs
M-4-b	AHS Services
M-4-c	AHS Disaster Recovery Program
M-5	JDE [***] Specs
M-6	JDE [***] Specs
M-7	Terminex [***] Specs
M-8	Lawn [***] Specs
M-9	Land [***] Specs
M-10	Land [***] Specs
M-11	BSC AD [***] Specs

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE M-1

DISASTER RECOVERY REQUIREMENTS – GENERAL

This is Schedule M-1, Disaster Recovery Requirements - General, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

1.             GENERAL

Service Provider shall provide the Disaster Recovery Services as part of the Services in accordance with this Schedule, the Attachments to this Schedule and Section 3.5 of the Master Agreement.  All Attachments are incorporated into this Schedule by reference.  Terms defined in an Attachment to this Schedule apply to all Attachments to this Schedule, unless otherwise defined therein.  In the event of a conflict between the terms of an Attachment and this Schedule, the terms of this Schedule control.

[***] [16 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE M-1-a

DISASTER DECLARATION EVENT FEES

[***] [1 page omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Schedule M-1-b

to

Schedule M

First Amended and Restated Master Services Agreement

Multivendor Information Technology Recovery Services

[***] [4 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Schedule M-2-a

to

Schedule M

[***] [2 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Schedule M-2-b

to

Schedule M

[***] [4 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Schedule M-2-c

To

Schedule M

Disaster Recovery Services

[***] [4 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

The terms of the Master Service Agreement and its Schedules and Transaction Documents apply to this transaction.

First Amended and Restated Schedule M-3 to the Disaster Recovery Requirements

 [***] [3 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

Schedules M-4-a, M-4-b, M-4-c

To

Schedule M

[***] [30 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

The terms of the Master Services Agreement and its Schedules and Transaction Documents apply to this transaction.

First Amended and Restated Schedule M-5 to the Disaster Recovery Requirements

[***] [ 3 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

First Amended and Restated Schedule M-6

The terms of the IBM Customer Agreement and its Attachment for Multivendor Information Technology Recovery Services (or an equivalent agreement signed by both parties) apply to this transaction.

[***] [3 pages omitted]

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

The terms of the Master Services Agreement and its Schedules and Transaction Documents apply to this transaction.

First Amended and Restated Schedule M-7 to the Disaster Recovery Requirements

[***] [3 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

First Amended and Restated Schedule M-8 to the Disaster Recovery Requirements

The terms of the Master Services Agreement and its Schedules and Transaction Documents apply to this transaction.

[***] [5 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

The terms of the Master Services Agreement and its Schedules and Transaction Documents apply to this transaction.

First Amended and Restated Schedule M-9 to the Disaster Recovery Requirements

[***] [3 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

The terms of the Master Services Agreement and its Schedules and Transaction Documents apply to this transaction.

First Amended and Restated Schedule M-10 to the Disaster Recovery Requirements

 [***] [3 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

First Amended and Restated Schedule M-11 to the Disaster Recovery Requirements

The terms of the Master Services Agreement and its Schedules and Transaction Documents apply to this transaction.

[***] [11 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE N

TERMINATION ASSISTANCE SERVICES

1.                                      GENERAL

This is Schedule N, Termination Assistance Services, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

2.                                      TERMINATION ASSISTANCE

2.1.                            General

During each Termination Assistance Period, Service Provider shall provide the Termination Assistance Services in accordance with this Schedule and Section 12.4 of the Master Agreement.

2.2.                            Access to Resources

In providing Termination Assistance Services, Service Provider shall provide to one or more members of the Customer Group itself or one or more Successor Service Providers, or their representatives, contractors and consultants, reasonable access to, use of and information relating to [***] for the sole purpose of transitioning the Services to Customer or a Successor Service Provider.

2.3.                            Removal of Property

During the Termination Assistance Period, Service Provider shall:

(a)                             provide reasonable prior written notice to Customer identifying any resources that Service Provider, or any Third Party acting on behalf of Service Provider, intends to remove from any Customer premises and identify such resources with sufficient detail as to inform Customer of the nature and ownership of such resources; and

(b)                            only remove resources from any Customer premises in accordance with the agreed upon schedule set forth in the relevant Termination Assistance Plan and comply with removal procedures reasonably established by Customer and provided in writing to Service Provider.

2.4.                            Bid Assistance

Service Provider shall provide reasonable assistance to Customer with respect to conducting a bid process for performance of the Services.  Without limiting Service Provider’s obligation to provide Customer Data or any other obligation under the Agreement, Service Provider shall, to the extent information is reasonably available, provide information, including:  [***].

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2.5.                            Knowledge Transfer

Service Provider shall transfer knowledge regarding the Services, Customer’s requirements, and related topics so as to facilitate the provision of the Services by Customer or a Successor Service Provider, including by:

(a)                             [***]

2.6.                            Operational Transition

Service Provider shall perform the following activities required to facilitate the transition of operational responsibility for the Services:

(i)                                     [***]

3.                                      TERMINATION ASSISTANCE PLANS

(a)                                  The purpose of each Termination Assistance Plan is to:

(i)                                     ensure an orderly migration of the Services during the Termination Assistance Period;

(ii)                                  ensure that the Services continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to Customer, one or more members of the Customer Group, or one or more Successor Service Providers;

(iii)                               facilitate the transfer of certain assets used to provide the Services, from Service Provider to Customer or any Successor Service Provider in accordance with the Agreement; and

(iv)                              enable effective and lawful transfer of identified staff from Service Provider to Customer or any Successor Service Provider in accordance with the Agreement.

(b)                                 Service Provider shall prepare the Termination Assistance Plan and address in such plan, at a minimum, items (i) through (iv) of the preceding paragraph and the following information and procedures:

(i)                                     [***]

4.                                      TERMINATION ASSISTANCE SERVICES CHARGES

Termination Assistance Services will be charged in accordance with Section 12.4(d) of the Master Agreement.

5.                                      ADDITIONAL RIGHTS AND OBLIGATIONS

During the Termination Assistance Period and in any event by the end of such Termination Assistance Period:

(i)                                     [***]

2

6.                                      DISPUTES REGARDING TERMINATION ASSISTANCE SERVICES

Any Dispute regarding the Termination Assistance Services will be resolved in accordance with the Dispute Resolution Procedures.

3

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE O

PROJECTS

This is Schedule O, Projects, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Service Provider shall continue to execute Projects outstanding as of Execution Date without change, except as modified in the “Re-Solution Milestones” Schedule F-5 and/or via the Project Change Request process.

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE Q

LOCATIONS

This is Schedule Q, Locations, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010 between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

This Schedule Q sets forth the Service Provider Locations from which Service Provider shall perform the indicated Services.  Services will be delivered out of these Locations or an equivalent class of service center in the event of a relocation.

[***] [2 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE R

COMMERCIALLY UNAVAILABLE SERVICE PROVIDER TOOLS

This is Schedule R, Commercially Unavailable Service Provider Tools, to the First Amended and Restated Transaction Document No. 1 to that certain the First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

The following table sets forth the Commercially Unavailable Service Provider Tools in accordance with Section 10.6(b) of the Master Agreement.  Information related to Customer residing in these Commercially Unavailable Service Provider Tools retains its classification as Customer Company Information.  Service Provider shall provide Customer with access to any Customer Company Information residing in a Commercially Unavailable Service Provider Tool and shall, upon Customer’s request provide Customer with copies of any Customer Company Information in a standard (non-proprietary) electronic format as specified by Customer.

[***] [2 pages omitted]

1

Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE S

CUSTOMER FACILITIES

This is Schedule S, Customer Facilities, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

Service Provider shall provide [***] Services to the Customer facilities (listed beginning on the next page) where indicated by an “Y” in the column labeled [***].  Service Provider shall provide [***] Services to the Customer facilities (listed beginning on the next page) where indicated by an “Y” in the column labeled [***].  Services and [***] Services mean those activities and tasks described in [***], of the “Services Description” Schedule.

Where indicated by a “Y” in the column labeled “IBM On Site (Y/N),” Service Provider shall provide the Services using Service Provider personnel who are physically on-site at the applicable Customer facility during the business hours specified in the table below, as determined by the classification of the Customer facility indicated under the column labeled “Location Type.”

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Schedule S continues on the next page.

[***] [25 pages omitted]

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Subject to a request for confidential treatment, certain portions of this agreement have been intentionally omitted.  The omitted portions subject to the confidential treatment request are designated by three asterisks ([***]).  A complete version of this agreement has been separately filed with the Securities and Exchange Commission.

SCHEDULE T

APPROVED SUBCONTRACTORS

This is Schedule T, Approved Subcontractors, to the First Amended and Restated Transaction Document No. 1 to that certain First Amended and Restated Master Services Agreement, dated as of November 1, 2010, between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation.  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Master Agreement, the “Definitions” Exhibit to the Master Agreement, or the “Definitions” Schedule to the Transaction Document.

The subcontractors listed in the table below are Approved Subcontractors under Section 9.3 of the Master Agreement.  Service Provider shall provide project management and technical direction for all subcontractors.  [***].

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